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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934 (Amendment No.   1        )

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ 	Definitive Information Statement

           ORION DIVERSIFIED TECHNOLOGIES, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
Common Stock, $.001 par value
2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☒	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Copies to:

Martin Mushkin, Esq.

Law Office of Martin Mushkin LLC

30 Oak St.

Stamford, CT 06905-3500

Tel: 203-252-2357

Fax: 203-547-7540

ORION DIVERSIFIED TECHNOLOGIES, INC.

C/o Paykin Greenblatt Lesser & Krieg, LLP

185 Madison Ave.

New York, NY 10016

---------, 2006

Dear Stockholders:

We are pleased to inform you that Orion Diversified Technologies, Inc., a New Jersey corporation ("Orion"), has entered into an Exchange Agreement (the “Agreement”) with the holders of all of the issued and outstanding capital stock of Ovale, S.A., a Swiss corporation ("Ovale") wherein Orion has exchanged or will exchange an aggregate of 11,775,000 newly-issued shares (the “Exchange Shares”) of its common stock, par value $.01 per share, (“Common Stock”) with Ovale’s shareholders and certain holders of a loan to Ovale (the “Fabert-Ovale Loan”) (the “Exchange”). Upon consummation of the Exchange, Orion will acquire all of the issued and outstanding capital stock of Ovale for the Exchange Shares and Ovale shall become a wholly-owned subsidiary of Orion. A copy of the Exchange Agreement is attached as Exhibit A to this Information Statement. The approval by the shareholders of Orion is necessary because the Exchange Agreement requires Orion to amend its certificate of incorporation to: (i) change its name to Ovale Group, Inc.; (ii) to increase the number of authorized shares; (iii) to authorize a class of blank-check preferred stock; and (iv) to change the number of shares which must be voted in favor of certain acts in order to satisfy New Jersey law (the “Charter Amendments”).

Our Board of Directors and certain of Orion’s stockholders owning approximately the 67.67% (6,753,328) of Orion’s 9,982,073 shares outstanding Common Stock as of the record date of September 14, 2005 (Orion’s “controlling stockholders"), have approved the Exchange after carefully considering it and concluding that approving the Exchange Agreement was in the best interest of Orion and its stockholders. This constitutes more than the 66.66% (6,684,050) necessary to approve the amendments to the certificate of incorporation voted upon The Exchange Agreement and attendant amendments will become effective 20 days after the date this Information Statement is first mailed to Orion’s stockholders; that is approximately --, 2006.

Orion’s Board of Directors and the Controlling Shareholders have also approved the following:

1.	Amendment to Orion's Certificate of Incorporation to change the corporate name to Ovale Group, Inc;

2.

An amendment to Orion’s Certificate of Incorporation to increase the authorized capital stock of Orion to 20,000,000 shares no par value of which 18,000,000 shares will be common stock and 2,000,000 shares will be preferred stock;

3.

An Amendment to Orion’s Certificate of Incorporation to change the shareholder vote necessary to approve certain acts to be taken by the corporation from two-thirds to a majority of the votes cast by the holders of shares entitled to vote thereon;

4.	The election of Vladimir Fabert and Gilles Neveu to Orion's three person Board of Directors.

5.	The selection of Bloom & Co. LLC to be the auditors of the corporation for the fiscal year ending on December 31, 2007.

These actions will become effective twenty (20) days after the date of the mailing of this Information Statement to the shareholders.

This Information Statement is being provided to you for information purposes only as it relates to the five actions taken by the Board of Directors listed above. Your vote is not required to approve these actions. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting.

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

The accompanying Information Statement is furnished only to inform Orion stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will be first mailed to you on or about November --, 2006. The Information Statement is also accompanied with the company’s annual report, its Form 10-KSB for 2005.

Please feel free to call us at 516-220-1229 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in Orion Diversified Technologies, Inc.

For the Board of Directors of

ORION DIVERSIFIED TECHNOLOGIES, INC.

/s/ IRWIN PEARL
Irwin Pearl, President

TABLE OF CONTENTS TO SCHEDULE 14C INFORMATION STATEMENT

INFORMATION STATEMENT - INTRODUCTION
SUMMARY OF THE ACTIONS TO BE TAKEN

ACTIONS TAKEN BY THE BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

ACTION 1:	SECURITIES EXCHANGE WITH OVALE

	Description Of The Exchange – The Votes Needed And The Effective Date Of The Exchange	9
	How The Exchange Came About And The Money Invested In Ovale	10
	Terms Of The Exchange – The Orion/Ovale Business Combination	13
	Termination Provisions And Orion’s Plan If The Exchange Agreement Is Not Consummated	14
	The November 8, 2004 Two Closings Agreement	14
	Factors Considered	15
	Ovale’s Business	16
	Ovale’s Current Financial Condition	17
	Foreign Subsidiaries	18
	Legal Proceedings	18
	Ovale’s Property And Development Of Its Business	18
	Certain Risk Factors Which May Affect Ovale's Future Performance	20
	Management Discussion And Analysis Of Financial Condition And Results Of Operations	24
	Management Of Ovale	32

ACTION 2:	AMENDMENTS TO THE CERTIFICATE OF INCORPORATION	34
	Proposals and Board Recommendations	34
	Rights And Preferences With Respect To Common Stock	35
	Possible Anti-Takeover Effect	36

ACTION 3:	ELECTION OF DIRECTORS OF ORION	36
	General	36
	Background of The Directors and Nominees: Messrs. Pearl, Regan, Fabert, and Neveu	37
	Certain Information About Our Directors, Lack Of Committees, Financial Experts Or Code Of Ethics	38
	Summary Compensation Table	40
	Communication With The Board And Nominating Board Members	41

ACTION 4:	RATIFICATION OF THE BOARD OF DIRECTORS’ SELECTION OF BLOOM & CO. LLP AS INDEPENDENT AUDITORS	41

ORION:	ADDITIONAL INFORMATION	42

	Business	42
	Contact Information	42
	Description Of Orion’s Securities	43

Securities Ownership Of Certain Beneficial Owners And Management – Before And After The Exchange		43
	Section 16(a) Beneficial Ownership Reporting Compliance	44

	Certain Relationships And Related Transactions	48
	Risk Factors Concerning Orion	48

ORION’S ANNUAL AND QUARTERLY REPORTS: INCORPORATED BY REFERENCE AND WHERE YOU CAN FIND ADDITIONAL INFORMATION		50

LIST OF EXHIBITS

Exhibit A:	Exchange Agreement dated September 15, 2004
Exhibit B:	Amendment to the Exchange Agreement dated November 8, 2004
Exhibit C:	Amendment to the Exchange Agreement dated January 3, 2006
Exhibit D:	Form of Certificate of Amendment
Exhibit E:	Audited Financial Statements of Orion
Exhibit F:	Audited Financial Statements of Ovale
Exhibit G:	Unaudited Financial Statements of Ovale for the Six Months Ended June 30, 2006
Exhibit H:	Pro Forma Financial Statements of Orion
Exhibit I:	New Jersey Statutes Annotated Sections 14A:5-6

ORION DIVERSIFIED TECHNOLOGIES, INC.

c/o Paykin Greenblatt Lesser & Krieg, LLP

185 Madison Ave. 10th Floor

New York, New York 10016

INFORMATION STATEMENT

     WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the stockholders of Orion Diversified Technologies, Inc. in connection with the execution of the Exchange Agreement between the Company and Ovale. This Information Statement has been prepared for Orion’s management.

"We," "us," "our," "Orion" and the "Company" refer to Orion Diversified Technologies, Inc., a Delaware corporation. "Ovale" refers to Ovale S.A., a Swiss corporation. The Exchange Agreement is sometimes referred to as the "Exchange Agreement" and the transaction contemplated thereby is sometimes referred to as the "Exchange."

SUMMARY OF THE ACTIONS TO BE TAKEN

The following is a brief summary of certain information contained elsewhere in this Information Statement. This summary is not intended to be complete and reference is made. For more detailed information please read this Information Statement and the Exhibits in their entirety.

Exchange Agreement See ACTION 1 - SECURITIES EXCHANGE WITH OVALE

•

On June 2, 2003, Orion’s Board of Directors approved the Exchange Agreement. The 2003 agreement was revised and replaced by the Exchange Agreement dated September 15, 2004 and by an amendment thereto entered into as of November 4, 2004.

•	By consummating the Exchange Agreement, Orion will acquire all of the issued and outstanding shares of Ovale S.A., (“Ovale”).

Parties to the Exchange Agreement See ACTION 1 - SECURITIES EXCHANGE WITH OVALE

•

Orion Diversified Technologies, Inc., a New Jersey corporation, ("Orion” or the "Company”).  Orion is a publicly owned corporation the shares of which are traded in the OTCBB market under the symbol ORDT.

•	Ovale SA (“Ovale”) a Swiss corporation. Ovale is a privately held Swiss Societe Anonyme, roughly equivalent to a company incorporated in the United States.

•	The holders of interests in Ovale. None of the holders of interest in Ovale are U.S. residents.

Stock Exchange

•

An aggregate of 11,775,000 shares of newly issued, restricted Orion common stock, will be exchanged for all the outstanding shares of Ovale and a loan made to Ovale (the “Fabert-Ovale Loan”).  All these 11, 775,000 shares are called the “Exchange Shares.”

Additional Parties to the Exchange Agreement See ACTION 1 – SECURITIES EXCHANGE WITH OVALE

•	Vladimir Fabert, the owner of record of all the shares of Ovale. He is also the record holder of the Fabert-Ovale Loan, and one of the June 2003 Borrowers.

Change in Control See ACTION 3 – ELECTION OF DIRECTORS OF ORION

•	Upon full consummation of the Exchange, one of Orion’s two members of the Board of Directors and the officers of Orion will resign and be replaced by designees of the Ovale holders of interests.

Tax and Accounting Treatment

•

The share exchange was structured with the intent that it is a taxable exchange for U.S. federal income tax purposes. However, since all Ovale holders of interests are non-U.S.citizens and are resident outside the U.S. Orion is informed there is no meaningful U.S. income tax consequence.

•

For accounting purposes, the share exchange will be reflected as a reverse acquisition in which Ovale will acquire Orion. However, Orion will not be seeking advisory opinion from the Internal Revenue Service.

The Charter Amendments. See ACTION 2 – AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

•	The name of Orion will be changed to Ovale Group, Inc.
•	The number of authorized shares of Orion's common stock will be increased from 10,000,000 to 20,000,000.

•

A new class of 2,000,000 shares of preferred stock will be created with the authority vested in Orion's Board of Directors to set the rights and preferences of the preferred stock without further stockholder action.

•	The number of shareholder votes necessary to approve certain acts will be changed from two-thirds to a majority.

•	Only the amendments to the certificate of incorporation which requires the vote of the stockholders.

The Election of Two New Directors See ACTION 3 – ELECTION OF DIRECTORS OF ORION

•	Vladimir Fabert and Gilles Neveu, the two principal executive officers of Ovale, will be elected to Orion's Board of Directors by Orion’s current directors at the full closing of the Exchange.

•	Vladimir Fabert and Gilles Neveu will also become Orion’s President and Vice President/Secretary respectively.

Ratifying Selection of Auditors See	ACTION 4 – RATIFICATION OF THE BOARD OF DIRECTORS’ SELECTION OF BLOOM & CO. LLP AS INDEPENDENT AUDITORS

•

The Board of Director's selection of Bloom & Co, LLP, Orion's existing independent certified public accountants, to examine the financial statements of Orion for the fiscal year ended April 30, 2005, will be ratified.

Votes Required and Stockholders who signed the Resolution

•

The only Actions in this Information Statement which require the vote of stockholders are these Charter Amendments and the ratification of the selection of auditors.  Each Charter Amendment requires approval by two-thirds of the votes cast. The ratification of Bloom & Co. requires the vote of a majority of votes cast. The  holders of common  stock are  entitled to one vote for each share held of record on all matters submitted to a vote of shareholders.

•	The resolution was signed by 67.67% (6,753,328) of Orion’s 9,982,073 shares outstanding.

•

The shareholders signing the Resolution were Parthian Securities, S.A. Thomas Regan, Roger T. Bernhammer, James T. Patten, Roger M. Rosenberg, Gable International Investments, Ltd., Grove Partner, Pasquale Catizone and Carmine Catizone, Atlantic International Capital Holdings, Ltd. Australian Advisors Corp., Vladimir Fabert, Alexandra Fabert, Richard von Tscharner, Synergy Asset Management, Ltd., Mirabaud & Compagnie., who are the controlling stockholders of Orion.

Exhibited Documents

•	The following documents are annexed to this Information Statement:
Exhibit A: Exchange Agreement
Exhibit B: Amendment to the Exchange Agreement
Exhibit C: Form of Certificate of Amendment
Exhibit D: Audited Financial Statements of Orion
Exhibit E: Audited Financial Statements of Ovale
Exhibit F: Unaudited Quarterly Financial Statements of Orion
Exhibit G: Pro Forma Financial Statements of Orion and Ovale
Exhibit H: New Jersey Statutes Annotated Sections 14A:5-6

ACTIONS TAKEN BY

THE BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDERS

In Accordance with Section 14A:5-6 of the New Jersey Statutes Annotated, the following actions have been were taken upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the controlling stockholders.

ACTION 1: SECURITIES EXCHANGE WITH OVALE

On June 2, 2003, Orion's Board of Directors and the holders of a majority of the outstanding shares of Orion's Common Stock unanimously approved an Exchange Agreement between Ovale and all of its stockholders as amended (collectively the "Exchange Agreement").Thereafter, Ovale raised substantial capital and commenced business operations. Principally because of those actions, the 2003 agreement was revised and replaced by the Exchange Agreement dated September 15, 2004. The September 15th agreement was amended as of November 4, 2004 to provide for two closings. In addition, the Exchange Agreement as amended provides for the assignment of a loan made by certain shareholders of Ovale to Orion to be assigned to Orion. Upon full consummation of this transaction, Orion will issue or will have issued a maximum of 11,775,000 shares of its common stock to the holders of Ovale in exchange for all of the issued and outstanding shares of common stock of Ovale (the "Exchange") and the Fabert-Ovale Loan. Upon the Exchange, Ovale will become a wholly-owned subsidiary of Orion. In addition, immediately following the Exchange there will be an aggregate of 15,836,352 shares of Orion common stock issued and outstanding.

For accounting purposes, although Ovale will become a wholly-owned subsidiary of Owner, the Exchange will be reflected as a reverse acquisition in which Ovale will acquire the Company. Ovale is a development stage company that retails high quality, high-end, designer gifts and clothing at retail in Europe for infants up to age 12 months. Ovale opened its first store in Paris, France in December, 2003 and opened its second store in Geneva, Switzerland in December, 2004, and a third store in Paris in June, 2006. Ovale's merchandise includes jewelry, footwear, accessories and clothing designed by Gilles Neveu, an established designer in France. Its website is: www.ovale.com. Its merchandise is manufactured by third parties exclusively for Ovale. Ovale intends to take advantage of what its management perceives as an opportunity, created by the absence of a one-stop retail location where fashion conscious parents, grandparents, family and friends can demonstrate their affection for new arrivals by giving tasteful, high quality jewelry, footwear, accessories and clothing as gifts. Ovale also intends to develop a well recognized brand identified with this kind of product. Mr. Neveu is a director, officer and controlling stockholder of Ovale and will hold those positions in Orion after the exchange.

Orion's common stock is traded on the Over-the-Counter Bulletin Board and quoted on the Pink Sheets under the symbol "ORDT". At the full closing of the Exchange, both of Orion's current officers will resign as officers. Irwin Pearl may remain a director as provided in the Exchange Agreement. Vladimir Fabert and Gilles Neveu, officers and directors of Ovale will be appointed officers and directors of Orion to replace the current Orion officers and two of its directors.

Orion has no revenue generating operations at the present time. Following the closing of the Exchange Agreement, Ovale will become a wholly-owned subsidiary of the Company. After the full closing, the shares of Ovale and the Fabert-Ovale Loan will represent Orion's sole assets.

Description Of The Exchange–The Votes Needed And The Effective Date Of The Exchange

On June 2, 2003, Orion's Board of Directors and the Majority Stockholders approved the Exchange Agreement. Orion was incorporated in 1959. Pursuant to Section 14A:5-6 of the New Jersey Statutes Annotated ("NJSA") (a copy of which is annexed hereto as Exhibit H), the Exchange is required to be approved by two-thirds of the Orion shares outstanding. In order to eliminate the costs and management time involved in holding a special meeting of stockholders to obtain the requisite consent, Orion's Board of Directors voted to utilize the written consent of the holders of two-thirds of Orion's shares outstanding. The elimination of the need for a meeting of stockholders to approve the Exchange is permitted by Section 14A:5-6 of the New Jersey Statutes. That section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The record date established by us for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Exchange is October 25, 2006 (the "Record Date").

The Exchange will be effective 20 days after the date this Information Statement is first mailed to Orion's stockholders. No further vote of stockholders is required. The date on which this Information Statement will first be sent to stockholders is on or about November --, 2006. Pursuant to the NJSA, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our stockholders of record as of the Record Date (the "Notice"), no additional action will be undertaken pursuant to such written consent.

Also as of September 14, 2005, the holders of two-thirds of Orion's outstanding Common Stock: (i) approved an amendment to the corporation's certificate of incorporation to Ovale, Inc. upon the consummation of the Exchange, (ii) approved the change of the name of the corporation to Ovale Group, Inc. (iii) increased the authorized capital stock to 20,000,000 shares of which 18,000,000 will be common stock and 2,000,000 will be preferred stock, (iv) ratified the election of Vladimir Fabert and Gilles Neveu to the Company's Board of Directors'; (v) ratified the Board of Directors' selection of Bloom & Co, LLC. as independent certified public accountants to examine and audit the financial statements of the Company for the fiscal year to end on April 30, 2006, and (vi) ratified the acts and actions of management since the last annual meeting of the Board of Directors of the Company. As of October 26, 2006 the same stockholders holding the same shares ratified their consents.

The cost of furnishing this Information Statement will be borne by Orion. Orion will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of its voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

How the Exchange Came About and the Money Invested in Ovale.

The First Meetings

On February 25, 2002, Mr. Fabert and Majid El Sohl, the principal of Synergy Asset Management, Ltd. discussed with Ghulamreza Shahbazi, the principal of Parthian Securities, S.A. in Geneva Switzerland, the plan of Gilles Neveu and Mr. Fabert to build a business specializing in high end gifts for infants up to twelve months of age.  Mr. Shahbazi introduced Richard Iamunno of Atlantic International Capital Holdings, Ltd. to Mr. Fabert in Geneva, Switzerland.  While in Switzerland, Mr. Iamunno introduced Mr. Fabert to James Patten, a stockholder in Orion by telephone.  While in Geneva, Mr. Iamunno and/or Mr. Patten introduced Mr. Pearl, the President of Orion to Mr. Fabert by telephone.  Parthian had invested $50,000 in Orion in a private placement in August 2002. The Parthian investment  was reported in Parthian’s 13D filed in August 2002.

Formation of Ovale	Ovale was formed in Switzerland on October 17, 2002 and Mr. Fabert and Mr. Neveu became (and remain) its sole officers.

Continuing Meetings and Due Diligence

Commencing on November 18, 2002, meetings were held in Geneva, Switzerland as a result of which a letter of intent was entered into between Ovale and Orion.  The meetings were attended by Messrs. Fabert, El Sohl, Shahbazi, Iamunno, and Patten.  Edward H. Gilbert, Esq., then counsel to Orion did due diligence in Geneva in December 2002.  Vladimir Fabert visited New York, NY in mid-May, 2003 to continue the due diligence Negotiations took place by telephone between Messrs. Fabert, Pearl, Iamunno, and Gilbert from November 15, 2002 through the signing the first agreement on May 9, 2003.

Class A Shares

On November 11, 2002, Vladimir Fabert, Gilles Neveu,  Ghulamreza Shahbazi Majid El Sohl, and Atlantic International Capital Holdings, Ltd. became the Five Original Ovale Investors  when they invested an aggregate of CHF50,000. In June 2003 the same Five Original Ovale Investors also borrowed CHF50,000 ($38,000) from Orion.  On July 23, 2003 they invested an additional aggregate of CHF50,000.  See “June 2003 Borrowers” below.

Loans from Fabert to Ovale

In the last quarter of 2002, during 2003 and the first half of 2004, Mr. Fabert contacted possible European investors personally known to him and entered into arrangements with them to provide funds to the new enterprise.  With one exception, that being through an escrow account, all the funds went directly from the investors to Ovale.   Mr. Fabert gave each investor his personal promissory note which provided that the funds invested would either be returned or they would receive shares in a company public in the U.S. Those funds were booked by Ovale, SA from time to time as a loan on open account from Mr. Fabert. The total loaned to Ovale was $1,719,000.  The investments were booked by Ovale as loans from Mr. Fabert  to Ovale as follows:  $361,786 in 2003, $1,024, 823 in 2004, and $333,298 in 2005 to April 30th.

The Fabert-Ovale Loan	The first 700,000 ($840,000) of the loans made through Mr. Fabert to Ovale became the Fabert-Ovale Loan.
Class B Shares

On September 26,  2003,  through Mr. Fabert,  investors invested CHF750,000 ($570,000).  These investments were booked as share capital invested from Mr. Fabert.   The Class B stockholders were issued 4,733,100 Orion shares (including Mr. & Mrs. Fabert’s 2,669,541 shares) at the Initial Closing.

The Investment Status of the Funding of Ovale

Each investor in Ovale signed a statement that he was not a U.S. citizen or U.S. resident. ; i.e. non-US persons.  They also acknowledged that the shares they would receive in the U.S. company would be subject to resale restrictions since the exchange of their interests in Ovale for shares of the U.S. company would be structured as a private transaction and the shares would not be registered under U.S. law. The Ovale offering was made in compliance with Swiss law; the offering of Orion shares was made pursuant to Regulation S, Regulation D, which are exemptions from registration.

May 9, 2003 Exchange Agreement

On May 9, 2003 Orion entered into an exchange agreement with the five original investors in Ovale.  The five original investors in Ovale were Vladimir Fabert, Gilles Neveu, Ghulamreza Shahbazi (through Parthian Securities, S.A.), Atlantic International Capital Holdings, Inc. and Majid El Sohl (through Synergy  Asset Management, Ltd.

The “Advance” by Orion to Ovale – May 2003

As reported in the 10QSB of Orion filed on September 18, 2003, in April, 2003, Parthian arranged a private placement for Orion pursuant to Reg. S under which it generated gross proceeds of $306,202 and net proceeds of $281,688.  On May 20, 2003, Orion and Ovale agreed in writing to advance funds  to Ovale to open its first store.  A loan, $214,999 was consummated on May 23,2003.  In July, 2003 an additional $38,080 was wired by Orion to Ovale. Mr. Fabert guaranteed repayment of this Advance to Orion.  (See “The June 2003 Borrowers”) Since that time, Ovale had advanced $62,920 to defray expenses of Orion. Those advances have been used to reduce the debt incurred by Ovale to Orion. The net sum on this loan is booked by Ovale as a “Loan from a Related Party” and by Orion as Notes Receivable and Accrued Interest as of April 30, 2006.

The June 2003 Borrowers

On or about the date of the Advance from Orion to Ovale was made, the five original Ovale investors (the “June 2003 Borrowers”) borrowed 50,000 CHF ($36,000) from Orion.  The loan to the June 2003 Borrowers was booked by Orion as Notes Receivable and Accrued Interest The debt of the June 2003 Borrowers to Orion was  forgiven as part of the Initial Closing (see below) when the June 2003 Borrowers waived payment of their CHF50,000 loan.

The September 2004 Exchange Agreement

As of  September 15, 2004, the May 2003 Agreement was replaced with the “Exchange Agreement”.  The Exchange Agreement increased the number of Orion shares to be issued in exchange for Ovale shares from 5,900,000 to 10,608,100 because of the money invested in Ovale since May, 2003.  The Exchange Agreement was amended by instrument dated as of November 8, 2004.   The Amendment set up two closings, and required that certain shares to be issued to the Ovale Class A shareholders be held in escrow until the conditions of the Second Closing were satisfied.  Among those conditions was the delivery to Orion of audited Ovale financial statements.

The Initial Closing

An aggregate of 5,900,000 Orion shares were to be issued at the Initial Closing in November, 2004.  The certificates issued in the Initial Closing are not registered and are subject to resale restrictions.

The Fabert-Ovale Loan was assigned by Mr. Fabert to Orion and each investor who had received an interest in the promissory note from Mr. Fabert received 1.667 Orion shares per Euro of the Fabert-Ovale Loan in the Initial Closing.  A total of 1,166,900 shares of Orion were so delivered.  These shares are in addition to the 10,608,100 shares for the Ovale shares. The Initial Closing discharged Mr. Fabert’s personal obligation to each investor in the Fabert-Ovale Loan and in regard to Ovale’s Class B shares..

Orion booked the €700,000 Fabert-Ovale Loan at $543,770, the fair value of the 1,166,900 shares issued in exchange for the loan at the time it was acquired.

The people who invested in Class B Ovale shares through Mr. Fabert exchanged their Class B Ovale shares for 5,900,000 Orion shares. However, 1,949,541 Orion shares issued to Mr. Fabert and 720,000 Orion shares issued to Mrs. Fabert (a total of 2,669,541) were placed in escrow pending satisfaction of the conditions for the Second Closing  restrictions.   In other words, 2,063,559 Orion shares were delivered to Ovale Class B shareholders.

June 2003 Borrowers – The June 2003 Borrowers, who are the Five Original Ovale Investors, waived payment of the CHF50,000 and Orion carried out its commitment in the Exchange Agreement to forgive its CHF50,000 loan to them.

Release of Fabert Shares from Escrow

On November 14, 2005, Ovale delivered its audited financial statements as of December 31, 2004, to Orion, thus satisfying the major condition of the Second Closing.  By agreement of Orion and Ovale, the Orion shares of Mr. & Mrs. Fabert were released to them from escrow.

Execution of the Shareholder Resolution

In the Fall of 2005, and again in the Fall of 2006, the holders,  of more than two-thirds of the Orion shares executed the shareholder resolution, notice of which is given by this Information Statement.  The holders are identified in “Summary of the Actions To Be Taken – Votes Required and Stockholders who signed the Resolution” above.

The Second Closing

At the Second Closing the Five Original Ovale Investors, will receive 5,875,000 shares of Orion in exchange for their Class A shares in Orion.  This will discharge any fiduciary obligation that Mr. Fabert has to his fellow Ovale Class A shareholders.

After the Second Closing

After the Second Closing, Ovale will be a wholly-owned subsidiary of Orion, the  Ovale investors will be in control of Orion and its officers will control Orion’s Board, Orion will have changed its name to Ovale Group, Inc., Orion’s certificate of incorporation will authorize the issuance of 20,000,000 shares, a class of preferred stock will have been authorized, If the Second Closing took place on December 31, 2005 Ovale would have remained indebted to Mr. Fabert in the sum of  $1,579,000. The debt is represented by an open ended non-interest bearing note dated December 31, 2005 with a ten year term payable in €100,000 annual tranches commencing at the termination of the term.

Past Contacts, Transaction or Negotiations

Except as described above, Orion is not aware of any existing or potential conflicts of interest involving Orion or its affiliates with respect to the Exchange.

Terms of the Exchange - The Orion/Ovale Business Combination

The September 15, 2004 Agreement

On September 15, 2004, Orion and the holders of all of the outstanding capital shares (the "Holders") of Ovale, entered into a Share Exchange Agreement that amended, restated and replaced their prior agreements (the "New Agreement"). The original Share Exchange Agreement was entered into in May 2003. Pursuant to the New Agreement, the Holders agreed to tender to the Company all of the 100 issued and outstanding shares of Class A common stock, 1,000 CHF (i.e., Swiss Francs) par value, and all 150 issued and outstanding shares of Class B common stock, 5,000 CHF par value, of Ovale in exchange for an aggregate of 10,608,100 shares of common stock of the Company.

In addition, certain Class A Shareholders of Ovale who borrowed CHF50,000 from the Company in June, 2003 (the "June 2003 Borrowers") and Vladimir Fabert, Ovale's President and principal stockholder ("Fabert") who arranged for a loan to be made to Ovale for a maximum of €700,000 (the "Fabert-Ovale Loan") agreed that at the closing: (i) Fabert would accept 1.667 shares of Orion's common stock for each Euro lent to Ovale by Orion as payment of the Orion-Ovale Loan; and (ii) the June 2003 Borrowers would accept CHF 50,000 as additional payment for their Class A Ovale shares in full satisfaction of their loan. The June 2003 Borrowers later waived payment to them of the CHF 50,000 and Orion confirmed forgiveness of their debt to Orion for the same sum.

Termination Provisions And Orion’s Plan If The Exchange Agreement Is Not Consummated.

Article VIII of the Exchange Agreement provides for termination on mutual written consent or by decree or order of a court or governmental, regulatory or administrative agency having jurisdiction. It shall also be terminated by either party as a result of a material and uncured breach of any representation, warranty, covenant or agreement; or as a result of the failure to close on or before October 30, 2004. The latter time parameter was modified in the November 8, 2004 amendment to the Exchange Agreement summarized in the Information Statement. Finally, it was agreed that that no termination pursuant to Article VIII shall relieve any party of liability for a breach of any provision of the Exchange Agreement occurring before such termination.

In the event the business combination made the subject of the Exchange Agreement is not consummated, the Registrant intends to either: (i) negotiate a termination agreement with Ovale and incorporate the same into a reorganization plan that allows for the substitution of a new business combination partner; or (ii) seek bankruptcy protection.

No party to the Exchange Agreement has expressed an interest in terminating the Agreement.

The November 8, 2004 Two Closings Agreement And The Initial Closing

On November 8, 2004, Orion, Ovale and the Holders entered into an amendment (the "Amendment") to the New Agreement. The purpose of the Amendment was to arrange the release of €443,894 ($---,0---) held in escrow to Ovale. This money was the balance of the €700,000 Fabert-Ovale Loan. The parties agreed to hold two closings to consummate the transaction proposed by the Exchange. Maitre Frederic Cottier, Ovale's Swiss attorney and a member of Ovale’s Board of Directors, was the Swiss escrow agent who held the money. He was given no discretion in carrying out his duties as Escrow agent. As the Amendment recites, as of September, 2004, €256,100 of the €700,000 Fabert-Ovale Loan had been delivered to Ovale. By agreeing to deliver 1,166,900 Orion shares to the lenders in the Fabert-Ovale Loan, Ovale was able to receive the €443,894 balance. Other terms were negotiated as to what would take place at the Initial Closing.

The Initial Closing, took place as of November 19, 2004. The Initial Closing took place through the Swiss Escrow Agent, Me Cottier. At that closing;

(1)	Orion delivered 5,900,000 shares of its common stock, $.01 par value per share;

(2)	Mr. Fabert delivered all the issued and outstanding shares of Ovale to Me Cottier;

(3)	the Fabert-Ovale Loan was assigned to Orion;

(4)

Me. Cottier delivered an aggregate of 1,166,900 Orion shares to the owners of the Fabert- Ovale loan and 2,063,559 Orion shares to Ovale Class B investors in proportion to their interests in Ovale; and

(5)	€443,894 ($578,438), a part of the €700,000 Fabert-Ovale Loan was released to Ovale for use in its business. That release completed the release of all of the €700,000 Fabert-Ovale Loan to Ovale

(6)	The aggregate 2,669,541 shares of Mr. and Mrs. Fabert were placed in escrow to assure delivery to Orion of audited financial statements as of December 31, 2004.

November, 2005 Release

On or about November 14, 2005, the Ovale audited financial statements were delivered to Orion, and, as directed by Ovale and Orion, the Escrow Agent to delivered the 2,669,541 shares of Mr. and Mrs. Fabert to them.

The Second Closing

At the Second Closing, the Company will deliver the remaining 5,875,000 shares of its Common Stock to the Five Original Ovale Investors.

The Agreement contains the customary representations and warranties. The distribution of this Information Statement is the next step in the closing process. It is anticipated that approximately twenty to thirty days after the distribution of the definitive edition of this Information Statement, the second closing will take place and the full acquisition of Ovale by Orion will have been completed.

Upon the closing of the Share Exchange with Ovale:
(1)	Messrs. Vladimir Fabert and Gilles Neveu will be elected as the Company's principal executive officers and as members of the Company's Board of Directors;

(2)	the Company will elect a Chief Financial Officer;

(3)	Irwin Pearl, currently President and a director of Orion, will remain as a member of the Company's Board of Directors, and Thomas F. Regan will resign as a Director;

(4)	Orion will change its name to Ovale Group, Inc.;

(5)	the Company will become principally engaged in the design and distribution of high quality infant clothing, gifts and accessories.

Orion and Ovale shall each pay their own expenses in the proposed transaction. The cost for this Information Statement will be borne by the Company. After the Exchange, Orion will retain Ovale as its sole asset.

This Information Statement describes elsewhere herein the consent of our board of directors and of its controlling stockholders, and of Ovale's stockholders. No other consents are necessary to consummate the transaction to the Exchange.

Orion's Board of Directors believes the Exchange is desirable. Ovale is poised to take advantage of an opportunity to exploit a niche market in high quality, high-end, designer gifts and clothing for infants, newborns up to 12 months of age, through the name and design skills of Gilles Neveu Orion has not had revenue-generating operations in more than ten years.

Factors Considered

In adopting and approving the Exchange Agreement, Orion's Board of Directors and controlling stockholders considered the following factors:

•

For many years Orion's business plan was to acquire strategic positions in potentially profitable enterprises that would enhance its value. However, due to a lack of money, Orion was unable to make any such acquisitions. Orion did, however, have a  value as a publicly traded corporation.

•	Ovale is a privately-held company that was seeking to reverse merge with, or to be purchased by, a public U.S. company in order to attempt to gain access to funding and a greater shareholder base.

•

The acquisition of the shares of Ovale gives the security holders of Orion the opportunity to participate in a company which may be able to take advantage of a perceived opportunity in the retail sale of tasteful, high quality jewelry, footwear, accessories and clothing for infants in Europe.

•

Except for its intent to expand, as a going concern Ovale would not have to rely on loans from related parties, since its revenues would be adequate to cover its operating expenses as a company with a few stores.  However, it has expended large sums to “brand” its name and products and promote the company.  Primarily because of this effort, since inception on October 17, 2002 until April 30, 2005, Ovale has incurred a loss of $1,753,789, and as of April 30, 2006 had a cumulative deficit of that sum.  Ovale requires further external financing  to carry out  its growth strategy.  If this financing is not available, Ovale will have to reduce its growth plans to the growth that could be financed through its operational cash flow.

•

On the other hand, Ovale was a startup.  Although it had raised significant capital, it was dependent on loans from related parties and its concept might not be profitable.  The expenditures of large sums to expand the operation, and brand “’’Ovale” might also be unprofitable.    These factors have required the auditors to note that the continuation of Ovale as a going concern is in question.  See the auditor’s opinion accompanying the Ovale financial statements.  In addition, Ovale’s operation was in Europe, an ocean away from most of Orion’s stockholders.

•	A reverse merger would result, potentially in a going concern, and increased value per share, but balanced by substantial dilution in the original Orion shareholder’s holdings.

•

The Board of Directors of Orion reviewed alternative strategies that might be pursued by Orion and  what might be achieved through those strategies, and concluded that the alternative strategies were unlikely to result in a greater value to Orion or its shareholders.

•

The alternative strategies reviewed and considered by the Registrant’s Board of Directors were: (i) the abandonment of the search for a business combination partner and the attendant liquidation of the Registrant’s operations; (ii) the commencement of a new line of business; and (iii) the negotiated sale of a control position in the Registrant. The alternatives were not quantified.   Since the Registrant’s management was without access to new lines of business and no one stockholder controlled the Registrant, the Registrant’s management concluded that the proposed business combination with Ovale was likely to succeed.

The foregoing discussion of the information and factors considered and given weight by the Board of Directors is not intended to be exhaustive.

Ovale’s Business

Ovale was incorporated on October 17, 2002, in accordance with the laws of Switzerland. Ovale's headquarters is located at 36 Boulevard Helvèique CH-1207 Geneva, Switzerland. Ovale's telephone number is (41) 22 593 0077 and its Facsimile number is (41) 22 593 0078. Legal counsel is provided by the firm of Pestalozzi, Lachenal, Patry & Associates, 65 Rue du Rhone 3, CH-1204, Geneva, Switzerland, and Ovale's accountants are Berney & Associates S.A., 8 Rue du Nant, CP6268, Geneva, Switzerland. Ovale's auditors are Sefirex S.A., Av. Cardinal Mermillod 6, CH-1227 Carouge.

Overview

Ovale is a company engaged in the contract manufacture and retail marketing of high quality, high-end, designer gifts and clothing for newborns and infants up to 12 months of age. Ovale's products include jewelry, footwear, accessories and clothing designed by Gilles Neveu, an established designer in France. Ovale intends to take advantage of what its management perceives as an opportunity created by the absence of a one-stop retail location where fashion conscious parents, grandparents, family and friends can demonstrate their affection for new arrivals by giving tasteful, high quality jewelry, silverware, clothing, and accessories. Ovale's goal is to become a well known brand for such goods and to expand its products worldwide. The combined Orion-Ovale company will continue in this line after the Exchange.

Business Strategy
Ovale's business strategy consists of the following principal elements:

Focused Market.

Ovale intends to take advantage of the natural desire of parents, grandparents, family and friends to welcome newborn babies into the family fold with gifts, whether informally or at baby showers, baptisms, naming ceremonies, and the like. Ovale intends to focus its efforts on the well to do and fashion conscious segment of the European newborn gift buying public who demand the highest quality gift to express their joy and affection;

Diverse Competition.

Ovale believes that although numerous competitors exist for each of Ovale's product categories, there is an absence in Europe of one-stop retail locations for tasteful, high quality jewelry, footwear, accessories and clothing. Accordingly, the spending power of the affluent newborn gift giver has been diluted. Existing competitors provide practical necessities (i.e., bottles, diapers, etc.), clothing, toys, or jewelry. Ovale's management does not know of any highly visible gift outlets for jewelry, silverware, clothing, accessories and clothing devoted to infants.

Brand Awareness.

Ovale intends to create a brand name for gifts for infants that can be relied upon to have been designed or selected by an industry recognized designer and to insure unquestioned quality, fit and workmanship. Recent press coverage in France indicates that Ovale's products are starting to gather a following.

Ovale’s Current Financial Condition

Since its inception in October, 2002, Ovale has been dependent upon external sources for its financing. Since its inception, to June 30, 2006 it has raised $2,717,121 (booked as Shareholder and Related Party Loans) plus $650,000 (CHF850,000) invested in shares of Ovale. It has incurred a cumulative loss (to April 30, 2006 of $3,006,768 and has a cumulative deficit of $2,399,214 as of June 30, 2006. It has continued to incur losses, and has a net capital deficiency. As such Ovale’s auditors have stated in their opinion that these conditions raise substantial doubt about Ovale’s ability to continue as a going concern. Ovale will require further external financing to carry out its growth strategy and may continue to incur substantial losses and capital deficiencies. If external financing does not continue to be available, Ovale will have to reduce its growth plans to the growth that could be financed through its operational cash flow. See “Certain Risk Factors Which May Affect Ovale's Future Performance.”

Foreign Subsidiaries

Ovale conducts it retail business in France through a wholly-owned subsidiary. Ovale France S.R.L. was organized on November 12, 2003. It may organize other subsidiaries in whatever jurisdiction it opens a facility in the future.

Legal Proceedings

Ovale is not a party to any legal proceedings

Ovale’s Property and Development of Its Business

1.	Ovale’s Headquarters

Ovale’s corporate headquarters is located in Geneva, Switzerland, where it leases a 113  square meter suite in a business district, staffed by the executive staff of Ovale.  The lease, entered into in November, 2002 is for 5 years but is cancelable by either party upon three months’ notice.    The current rent is CHF60,372 (approx. $45,000 per annum). The space is adequate for the foreseeable needs of the company.

2.	Paris Retail Store.

On July 15, 2003, Ovale signed a lease for its first retail store in the Boulevard St. Germain district of Paris, France. The store, consists of approximately 70 square meters (i.e., 753 square feet) opened for retail business on November 15, 2003. The lease is for an initial term of five years with an option to renew for an additional nine years. The rent is €7,000 per month (approximately $8,400) subject to annual increases in the French Rent Index (the practical equivalent of the U.S. Consumer Price Index). In addition, the Company paid  €320,000 (approximately $384,000) in what is known as "key money" to the existing tenant. Should the Company elect to abandon the Boulevard St. Germain store, Ovale's Board believes it would be able to recoup its key money through the sale to another tenant.

3.	Geneva Retail Store.

Ovale signed a lease for its second retail store, located in downtown Geneva, Switzerland, on August 17, 2004. The store consists of approximately 45 square meters (i.e., 485 square feet) and opened for business on December 15, 2004. The rent is CHF 56,000. - per year ($44,240) plus 8% of revenues, for a lease starting as of September 1, 2004. The lease is for an initial term of five years. In addition, the Company paid CHF 45,000 - in what is known as "key money" ($35,550) to the existing tenant. Should the Company elect to abandon this store, it would be able to recoup its key money through the sale to another tenant.

4.	Second Paris Retail Store.

A lease for a second Retail Store in Paris, France, was entered into on June 15, 2006 and the store was opened at about the time the store was opened..  [The store consists of approximately 45 square meters (i.e. 485 square feet), and is located in the "Rive Droite" area of Paris.  The lease is non-cancelable for ten years with a fixed rent of €70,000 ($85,000) per annum.

Development of Ovale's Business

As well as opening its own stores, Ovale intends to create awareness for its product line through negotiated distribution agreements and strategic alliances with luxury good retail stores, luxury hotels, hospitals, gift shops and department stores. In this regard, and as of the date of this Information Statement Ovale has taken the following steps to achieve its goals. There can be no assurance that any of Ovale's plans as enumerated herein will materialize or lead to profitable operations.

If and when, the Paris and Geneva locations reach adequate sales levels, Ovale intends to open additional shops in other selected high income locations throughout Europe.

5.	Proposed Clinique des Grangettes Contract (Geneva).

Clinique des Grangettes is a very well known Swiss Private Clinic offering state-of-the art facilities in Obstetrics, which delivers over 1,000 newborns each year. After initial negotiations with its management, Ovale submitted an offer for luxury presents to be offered by the Clinics to its newborns. Ovale is still negotiating, and is considering such contract to be reproducible and expanded to other clinics and hospitals.

6.	American Hospital Alliance.

In December 2003 Ovale concluded an alliance contract with the American Hospital in Paris, a major general hospital with approximately 600 deliveries per year. The American Hospital has purchased merchandise directly from Ovale at a discounted price and provides an Ovale gift to each child born at the hospital. This contract has been extended to other products, such as pajamas, that are now fitting each newborn. Management believes that the gifts will build up awareness of the Ovale label with parents of newborns. Ovale is currently negotiating similar arrangements with other hospitals in both France and Switzerland.

7.	Hotel Display Agreements.

Ovale has concluded an agreement with Hotel Plaza Athénée, a high end hotel in Paris, pertaining to the purchase by the hotel of Ovale's products. In turn the hotel intends to offer Ovale products to its clients. If and when such an agreement leads to adequate sales levels, Ovale will attempt to reproduce this business model with other similar resorts.

8.	Ovale’s Website.

On September 5, 2005, Ovale launched its own marketing website (www.ovale.com), making all its range of products available through an online store. Featuring secured transaction process, the online store is displayed both in English and French.

9.	Other Proposed Development.	Ovale is currently seeking to extend its presence on the French market by testing various points of sale outlets, mostly in the south of France (Saint Tropez, Marseille, and Bordeaux).
Contract Manufacturing and Sourcing

Ovale has developed relationships with third party manufacturers primarily in France, Spain Portugal, Italy, China and Madagascar. These relationships are strategic and long-term in nature. These vendors are expected to provide labor and conduct hiring practices consistent with local laws. Furthermore, at Ovale's initiative, these vendors are required to become Worldwide Responsible Apparel Production ("WRAP") certified. Pricing terms with these vendors are negotiated on an item-by-item basis and Orders are supplied on a purchase order basis. While the relationships are established and expected to be long term in nature, each contract is negotiated individually on an item-by-item basis with the items to be made to Ovale’s specifications and to be delivered within a few months of the placement of the orders. No contract, contractor or supplier is material to the business. The contracts variably require payment in Swiss Francs, Euros or U.S. Dollars.

Customers

Most of Ovale’s customers appear to be fashion conscious parents, grandparents, family and friends that shop at Ovale's retail stores. At present, most of Ovale’s business is on a retail basis and no one customer is material to its business. Ovale anticipates that the other principal customers for Ovale's products will be luxury good retail stores, luxury hotels, hospitals and department stores located primarily in Europe. At present Ovale does not believe that it is able to enter into long-term or other purchase agreements with these other potential customers. Ovale does not have any distribution contracts.

Effect of Currency Fluctuations

Ovale conducts its business in Swiss francs, (CHF). However, its customers in France are likely to purchase with Euros. Customers in either France or Switzerland may also have other currencies with which they desire to purchase. Currencies are translated into the currency of the location of the outlet at the point of sale, thus avoiding currency fluctuation issues in regard to retail sales. However, from time to time longer term sales contracts may have fixed prices stated in currencies other than CHF. Manufacturers may require payment in US dollars, Euros, or CHF. Moreover, for purposes of compliance with the disclosure requirements of U.S. securities laws, Ovale translates its finances into US dollars. For reporting purposes, assets and liabilities are translated into US Dollars (US$) at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated into US Dollars at the weighted average exchange rates for the period. The net effect of exchange rates movements resulting from re-measurement into US Dollars is reported in a separate account within stockholders equity. Currency fluctuations can have a substantial negative (and positive) affect on Ovale’s business, as is shown in its Consolidated Balance Sheet as follows:

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Cumulative foreign currency translation	$66,335	($147,265)	($54,826)

Competition

The infant apparel and gift market, although fragmented, is highly competitive. Both branded and private label manufacturers compete in the infant apparel market. Competition generally is based upon product quality, brand name recognition, price, selection, service and convenience. Ovale's primary competitors are general retailers, the European equivalent of mother and baby gift, jewelry and premium clothing stores such as Tiffany's, Bergdorf-Goodman and Neiman Marcus and certain specialty stores catering to that level of customer. Ovale's ability to compete will depend, in substantial part, on its ability to establish its brand name as a high-end brand different from the usual infant gift offerings, to create market awareness and Ovale's ability to maintain the high-quality of its products with its own outlets.

Trademarks and Licenses

Ovale believes that its business will largely be dependent on the establishment of the Ovale brand name. Ovale has registered the Ovale logo and trademark in the United States, Europe under the Madrid Convention. It is currently proceeding to register for protection in Asia. Ovale has not entered into any written licensing agreements with respect to its name and trademark or any of its products.

Certain Risk Factors Which May Affect Ovale's Future Performance

Forward Looking Statements     The discussion in this Information Statement contains certain forward-looking statements, including statements regarding planned capital expenditures, planned store openings, expansions and renovations, future cash generated from operations and future cash needs. Such forward-looking statements, in particular, and Ovale's anticipated business and/or operating results, in general, involve risks and uncertainties. Actual results may differ significantly from the results discussed in the forward-looking statements due to a number of factors, many of which are beyond our control. The following discussion highlights some of these factors and the possible impact of these factors on future results of operations. Given these factors, we cannot assure you that we will be able to effectively continue in business or ever establish profitability.

1.	Ovale Has A Short Operating History, Minimal Revenues And Minimal Assets

             Ovale has a short operating history and no earnings from operations. Ovale has no significant assets or financial resources. Ovale has incurred operating expenses in excess of corresponding revenues. This may result in Ovale incurring a net operating loss, which will increase continuously until it can generate cash flow from operations adequate to cover its expenses. There can be no assurance that the Paris store will ever become profitable. The failure of Ovale's initial retail store to achieve profitability will have a material adverse effect upon Ovale's ability to implement the balance of its business strategy as expressed in this Information Statement.

2.	It Is Difficult to Evaluate Ovale's Business and Prospects because it has a short Operating History

                 Ovale was formed on October 17, 2002, has generated little revenues from operations and the success of its proposed plan of operation will depend to a great extent on the ability of management to successfully implement an untested business model with limited capital. Ovale's short existence and its moderate working capital make it difficult to evaluate Ovale's current business and prospects or to accurately predict its future revenue or results of operations. The ultimate success or failure of this endeavor is dependent upon numerous factors beyond the control of Ovale's management.

3.	Ovale May Not Be Able to Operate Successfully if it is Unable to Hire Qualified Additional Personnel.

                The success of Ovale may largely be dependent on the personal efforts and abilities of its management and its ability to attract and retain qualified key personnel in the future. None of Ovale's management team has ever operated a retail store or has any experience with the contract manufacture and marketing of products for infants. In addition to performing their regular duties, Ovale's management must spend a significant amount of time devising strategies to execute its untested business model. Also, because customer service is expected to be a defining feature at Ovale's retail stores, it must be able to hire and train qualified sales associates to succeed. Ovale's inability to attract, train, oversee and retain qualified store managers and sales associates or a labor shortage that reduces the pool of qualified sales associates will have a material adverse effect on its growth, its operations and its financial position.

4.	Because Ovale Intends To Purchase Its Products Internationally; Its Business Is Sensitive To Risks Associated With International Business.

             Ovale's clothing products are being manufactured to its design specifications by independent factories located primarily in France, Spain, Portugal, Italy, China and Madagascar. As a result, a portion of Ovale's business is subject to the risks generally associated with doing business abroad, such as foreign governmental regulations, currency fluctuations, adverse conditions including epidemics, natural disasters, social or political unrest, disruptions or delays in transportation or customs clearance, local business practices and changes in economic conditions in countries in which its clothing suppliers are located, and where it sells it merchandise.

5.	Ovale's Business May Be Harmed By Additional Regulation Of Foreign Trade Or Customs Delays.

             Ovale's business is expected to be subject to the risk that France and other countries in which it would operates may adopt additional regulations relating to imported apparel products, including quotas, duties, taxes and other charges or restrictions on imported apparel. Ovale cannot predict whether additional quotas, duties, taxes or other charges or restrictions will be imposed upon the importation of its products in the future, or what effect any such actions would have on its business, financial position and results of operations. If any such charges or restrictions are imposed, the supply of products could be disrupted and their cost could substantially increase, either of which could have a material adverse effect on any operating results that Ovale may generate. Unforeseen delays in customs clearance of any goods could have a material adverse impact on Ovale's ability to deliver complete shipments to its initial Paris store as well as any of its other proposed stores, which in turn could have a material adverse effect on Ovale's projected business and operating results.

6.	Ovale may be Subject to Negative Publicity, or be sued if its Contract Manufacturers Violate Labor Laws, or Engage in Practices that its Customers Believe Are Unethical.

Ovale has required its independent manufacturers to operate their businesses in compliance with the laws and regulations that apply to them. Although Ovale intends to cause its personnel to periodically visit and monitor the operations of its independent manufacturers, it cannot control their business and labor practices. If an independent manufacturer violates labor laws or other applicable regulations, or if such a manufacturer engages in labor or other practices that diverge from those typically acceptable in Europe, Ovale could in turn experience negative publicity or face legal action. Negative publicity regarding the production of Ovale's products could have a material adverse affect on any sales of its products and its intended business, and a lawsuit could have a material adverse effect on Ovale's financial position.

7.	Ovale's Business may be Sensitive to Economic Conditions that Impact Consumer Spending.

            Ovale is aware that any financial performance that it generates is sensitive to changes in overall economic conditions that impact consumer spending, particularly discretionary spending. Future economic conditions affecting disposable consumer income such as employment levels, business conditions, interest rates and tax rates could reduce consumer spending or cause consumers to shift their spending to other products. A general reduction in the level of discretionary spending or shifts in consumer discretionary spending to other products could have a material adverse effect on Ovale's prospects for growth, net sales and profitability.

8.	Ovale's Business May Be Sensitive To Changes In Seasonal Consumer Spending Patterns That Are Beyond Its Control.

             Historically, in Europe a disproportionate amount of retail sales and a significant portion of net income have traditionally been realized by retailers during the months of November and December, the holiday season. Retailers have also traditionally experienced periods of increased sales activity in the early Spring, during the period leading up to the Easter holiday, and in the early Fall, in connection with back-to-school sales. Changes in seasonal consumer spending patterns for reasons beyond Ovale's control could result in lower-than-expected sales during these periods. Such a circumstance could cause Ovale to have excess inventory, necessitating markdowns to minimize this excess, which would reduce any profitability it was able to generate. Any failure by Ovale to meet its business plans for, in particular, the third and fourth quarter of any fiscal year would have a material adverse effect on any earnings it might otherwise be able to generate, which in all likelihood would not be offset by satisfactory results achieved in other quarters of the same fiscal year. Also, because Ovale would typically spend more in labor costs during the holiday season, hiring temporary store employees in anticipation of holiday spending, a shortfall in expected sales during that period could result in a disproportionate decrease in any net income.

9.	The Highly Competitive Business In Which Ovale Operates May Impair Its Ability To Generate, Maintain And Grow Its Sales And Results.

             The children's apparel segment of the upscale specialty retail business is highly competitive, and Ovale may not be able to compete successfully in this or the gift, silverware, jewelry and accessory aspects of its proposed business. Ovale's initial Paris store and other stores will compete with several French and European specialty stores such as Bonpoint and Baby Dior. Ovale competes with a wide variety of local and regional specialty stores in Paris and with certain other retail chains. Ovale also competes with children's retailers that sell their products by mail order or over the Internet. Virtually all of these competitors are larger and have substantially greater financial, marketing and other resources than Ovale has or may ever expect to have. Increased competition may reduce sales and gross margins, increase operating expenses and decrease profit margins.

10.	Ovale's Expected Results May Be Impaired By Changes In Fashion Trends And Consumer Preferences.

            Ovale's sales and profitability depend upon the continued demand by customers for its jewelry, silverware, clothing and accessories for newborns. Ovale's management believes that any success will depend in large part upon the ability of its designer, Gilles Neveu, to anticipate, gauge and respond in a timely manner to changing consumer demands and fashion trends and upon the appeal of Ovale's products. There can be no assurance that Ovale will be able to generate demand for its jewelry, silverware, accessories and clothing for newborns, that any such demand will not decline, or that Ovale will be able to anticipate, gauge and respond to changes in fashion trends. A decline in demand for Ovale's products for newborns or a misjudgment of fashion trends could have a material adverse effect on Ovale's future business, financial condition and results of operations.

11.	Damage To Ovale's Computer Systems Could Severely Hamper Its Ability To Manage Its Business.

             Ovale anticipates that its retail and other operations will become dependent upon its ability to acquire, install, operate, maintain and protect a comprehensive computer system, on which it is expected to rely to manage purchase orders, store inventory levels, web applications, accounting functions and other aspects of its expected business. It is expected that this system will be installed in its retail stores. Any natural or other damage to this system such as from fire, floods, earthquakes, power loss, telecommunications failures, and similar events would disrupt business for an indeterminate length of time.

12.	Ovale Has Not Conducted Any Formal Marketing Or Research Study.

             Ovale's success will be materially dependent upon its ability to successfully market and resell its high quality, high-end, designer gifts and clothing for newborns up to 12 months of age. However, and despite Ovale's extensive due diligence investigations and internal research and development activities, Ovale has not conducted or commenced a formal market or research study to determine whether a viable and continuous demand exists for its high quality jewelry, footwear, accessories and clothing for newborns in the Greater Paris Metropolitan Area or elsewhere in Europe. There can be no assurance that demand will exist for Ovale's merchandise or that Ovale's business strategy is sufficiently unique that it application will generate profitable sales in its initial store in Paris upon which its entire business expansion plans are based.

13.	Ovale Will be Dependent on its Key Personnel.

At the present time, Ovale is highly dependent on Vladimir Fabert and Gilles Neveu, Ovale's President and Chief Executive Officer and Chief Designer, respectively, Ovale's two full-time employees, and the part-time efforts of Me. Frederic Cottier Ovale's Vice President and Chief Financial Officer, respectively, none of whom is yet the subject to key-man insurance policies owned by Ovale. The loss of the services of any of these individuals would be extremely detrimental to the conduct of Ovale's proposed business. Ovale's successful operations in the future may depend on the ability to employ additional qualified key personnel, of which there can be no assurance.

14.	Ovale Orion’s Officers and Directors May Be Non-Residents of the United States.

               It is planned that the operations of the company, after the Exchange will be conducted from Switzerland by officers and directors who are not residents and are not citizens of the United States. Initially and primarily they will be Messrs. Fabert and Neveu.

15.	Enforcement of U.S. securities laws in Switzerland or against residents of Switzerland May Be Difficult.

There is a risk that U.S. Courts will not take jurisdiction over the non-resident officers and directors of the Company if suit is instituted against them in U.S. Courts. Swiss courts might not enforce the U.S. judgments. Generally, courts in the United States will take jurisdiction over people outside the United States if the court determines that the subject person was “doing business”, or “transacting business” in the jurisdiction of that court. The determination of whether the person was “doing business” or “transacting business” is a fact intensive investigation. Service of process from an American court can be accomplished utilizing established Swiss procedures under the Convention on The Service of Process Abroad, a treaty to which both the United States and Switzerland are signatories.

If judgments are entered in U.S. courts, it may be necessary to enforce those judgments in courts outside the United States. There is no treaty between the United States and Switzerland regarding the enforcement of judgments rendered in the other jurisdiction. However, under Swiss statutory law, the international principle of “comity” is applied. That principle recognizes the judgment of a court in another country upon determination that procedural and substantive due process was provided to the parties, and the subject matter and determination of the court is compatible with the laws of the enforcing country; in this case, that would be Switzerland. There can be no assurance that the Swiss courts would recognize a judgment entered in a U.S. court based upon the U.S. securities laws. Nor can there be any assurance that the Swiss courts would take original jurisdiction of an action commenced against officers of Orion resident in Switzerland based upon the U.S. securities laws.

16.	Ovale Has Never Paid A Dividend.

Ovale has paid no dividends on its Common Stock since its inception and presently intends to continue to retain all earnings, if any, for use in its business. Investors who anticipate the need for either immediate or future income by way of cash dividends from their investment should refrain from investing in Ovale's securities.

Legal Proceedings

Ovale is not a party to any legal proceedings.

Management Discussion And Analysis Of Financial Condition And Results Of Operation

The following discussion should be read in conjunction with Ovale’s audited financial statements for the fiscal years ended December 31, 2004 and 2005 and the unaudited financial statements for the six months ended June 30, 2005 and June 30, 2006, and the related notes. Those statements and notes appear elsewhere in this Information Statement. This discussion contains forward-looking statements that reflect plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed below and elsewhere in this Information Statement, particularly in Certain Risk Factors Which May Affect Ovale's Future Performance

When used in conjunction in the following discussions, the words “believes,” “anticipates,” “intends,” “expects,” and similar expressions are intended to identify forward-looking statements.

General Overview

Ovale was incorporated in Geneva (Switzerland) on October 17, 2002.

As explained in greater detail under “Ovale’s Property And Business Development”, Ovale’s main activity is the design, contract to manufacture, and sale, under its own proprietary brand, of fashion products focusing on infants, zero to twelve months of age. Ovale intends to operate a chain of high-end proprietary point-of-sales (POS) outlets worldwide, starting in major European cities and eventually expanding into the United States. Ovale also intends to establish boutique locations, known as “corner locations” in specialty and department stores in order to reach critical mass as early as possible.

In line with its strategy, Ovale began operation of its first store on St. Germain Boulevard in Paris, France in November, 2003. This first store is located in a prestigious high fashion district of Paris. Ovale opened its second store in Geneva, Switzerland in December, 2004 in a fashionable section of that city. A third store opened in June 2006 in Paris’ “Golden Triangle”, a part of the city where many high end hotels and trendy stores are located. A fourth store is expected to open in Zurich, Switzerland in November 2006. All existing and planned Ovale stores share a similar design and image. These similarities have allowed Ovale to shorten the set up time and lower the costs of the newer stores.

Ovale is a development stage company with limited operations, no substantial continuing source of revenues, only nominal assets, and working capital and stockholders’ deficits. Present operations require substantial capital and until revenues are sufficient to fund ongoing operations, Ovale will be highly dependent on external sources of financing. Ovale believes that the increased number of stores and the subsequent increase in revenues will allow Ovale to raise additional funds from investors to finance its growth up to the point where revenues will be sufficient to fund ongoing operations.

Ovale has no internal sources of liquidity and does not expect to generate any positive cash flows in the immediate future. These conditions raise substantial doubt about its ability to continue as a going concern.

Critical Accounting Policies and Estimates

Consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) As such, management is required to make certain estimates, judgments and assumptions that they believe are reasonable based on the information available. These estimates and assumptions affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods presented.

Principles of consolidation

The consolidated financial statements include the accounts of Ovale, and its French subsidiary. All significant inter-company transactions and balances are eliminated in consolidation.

New Accounting Pronouncements

There are a number of pronouncements of the U.S. Financial Accounting Standards Board (“FASB”) which affect or may affect Ovale’s presentation of its financial statements. These are set out in footnotes to those financial statements. Rather than repeat them here, we urge you to read them in conjunction with this Management’s Discussion.

The following are particular factors which we think you should consider in reading Ovale’s financials. However, they should not be considered to the exclusion of the other factors in the financial statements or elsewhere in this Information Statement, since this entire document should be read as a whole.

Inventories

Inventories consist of finished goods and packing material. Ovale designs its own products, which are manufactured by independent suppliers. Products are entered in inventory upon delivery and only after inspection and acceptance of quality. Products that do not meet Ovale’s quality standards are returned to suppliers at no costs for Ovale. Ovale’s policy of accounting for inventory is to use the average cost method.

Goodwill and other intangible assets

Ovale adopted Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, effective with the beginning of fiscal year 2003. In accordance with SFAS No. 142, Ovale’s goodwill account is no longer amortized but rather is evaluated for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Based on this annual evaluation, Ovale has concluded that there is no impairment of its goodwill or indefinite life intangible assets.

Functional currency

Ovale’s operations are located in Switzerland and in France. Ovale operates in Swiss Francs (CHF). For reporting purposes, assets and liabilities are translated into US Dollars (US$) at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated into US Dollars at the weighted average exchange rates for the period. The net effect of exchange rates movements resulting from re-measurement into US Dollars is reported in a separate account within stockholders equity. The net effect of exchange rates in our general operations is covered “Ovale’s Property and Development of Its Business - Effect of Currency Fluctuations.”

Cash and cash equivalents

From time to time, Ovale has cash which it invests in money market instruments. Ovale considers all highly liquid investments with original maturity of three months or less, when purchased, to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair values.

Concentration of credit risk

Ovale sells its products through its retail outlets principally to customers for cash. Financial instruments that potentially expose Ovale to concentration of credit risk consist primarily of cash deposits and accounts receivable. The Company places its cash deposits with high-credit quality financial institutions. Accounts receivable represents sales to independent retail stores with corner shops operated under Ovale’s label. At the moment these stores are limited in numbers and Ovale does not have a material receivable against any of them. Ovale’s allowance for bad debts, returns and allowances was US$ 0 for each reporting date. Ovale believes no significant concentration of credit risk exists with respect to these cash deposits and accounts receivable.

Property and equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. Property held under capital leases is amortized over the lesser of the lease term or their estimated useful lives. The leasehold improvements are amortized over the life of the improvement or the lease period, whichever is less (9 years).

Valuation of long-lived assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which the Company adopted effective with the beginning of fiscal year 2003, the Company assesses the carrying value of its long-live assets for possible impairment based on a review of forecasted operating cash flows and the profitability of the related business. The Company did not record any impairment losses for the period ended June 30, 2006, in fiscal 2005 or fiscal 2004.

France	Switzerland	Total
	2005	2004	2005	2004	2005	2004
Long-lived assets-net	$176,916	$220,177	$166,004	$196,634	$342,919	$416,811

For the period January to June 2006, there were no changes in long-lived assets.

Revenue recognition

Sales are recognized at the point of sale, which occurs when merchandise is sold over-the-counter for consumer transaction or, for wholesale channels to the boutique locations, upon shipment of merchandise, when title passes to the customer. Allowances for estimated uncollectible accounts, discounts, returns and allowances are provided when sales are recorded.

Shipping and handling

Shipping and handling costs when incurred (deliveries to independent corner shops) are included in cost of goods sold.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Non-monetary transactions

The accounting for non-monetary assets is based on the fair values of the assets involved. Cost of a non-monetary asset acquired in exchange for another non-monetary asset is recorded at the fair value of the asset surrendered to obtain it. The difference in the costs of the assets exchanged is recognized as a gain or loss. The fair value of the asset received is used to measure the cost if it is more clearly evident than the fair value of asset surrendered.

Basic and diluted earnings per share

Basic earnings (loss) per share (“EPS”) is computed based on the weighted average number of common shares outstanding for the period. Diluted EPS gives effect to all dilutive potential shares outstanding (i.e., options and warrants) during the period.

Results of Operations

The following is a comparison and commentary on certain items in the financial statements of Ovale for the fiscal years ended December 31, 2004 and 2005 and the unaudited financial statements for the six months ended June 30, 2005 and June 30, 2006.

Results of Operations

The following should be read in conjunction with our consolidated financial statements and the related notes. The following table sets forth, as a percentage of sales, certain items appearing in our consolidated statements of operations.

OVALE S.A.

(A Development Stage Company)

CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2005	Year ended December 31, 2004
	(Audited)	(Audited)	(Audited)	(Audited)

Sales	$ 632,057	100.0%	$ 419,256	100.0%
Cost of goods sold	309,156	48.9%	180,278	43.0%
Gross profit	322,901	51.1%	238,978	57.0%

Salaries	435,326	68.9%	326,320	77.8%
General administrative	562,966	89.1%	374,544	89.3%
Marketing	265,486	42.0%	258,256	61.6%
Professional fees	61,243	9.7%	79,535	19.0%
Total operating expenses:	1,325,021	209.6%	1,038,655	247.7%

Income (loss) from operations	(1,002,120)	(158.5)%	(799,677)	(190.7%)

Total other income (expense)	(44,687)	( 7.1%)	(6,326)	( 1.5%)

Income (loss) before taxes	$ (1,046,807)	( 165.6%)	$ (806,003)	( 192.2%)

OVALE S.A.

(A Development Stage Company)

CONSOLIDATED STATEMENT OF OPERATIONS

(Continued)

Six months ended June 30, 2006	Six months ended June 30, 2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Sales	$ 325,992	100.0%	$ 247,464	100.0%
Cost of goods sold	187,654	57.6%	161,804	65.4%
Gross profit	138,338	42.4%	85,660	34.6%

Salaries	236,198	72.5%	227,940	92.1%
General administrative	281,334	86.3%	321,624	130.0%
Marketing	135,140	41.5%	145,112	58.6%
Professional fees	103,014	31.6%	43,173	17.4%
Total operating expenses:	755,687	231.8%	737,849	298.2%

Income (loss) from operations	(617,349)	( 189.4%)	(652,189)	(263.5%)

Total other income (expense)	(12,879)	( 4.0%)	2,932	( 1.2%)

Income (loss) before taxes	$ (630,228)	( 193.3%)	$ (649,257)	( 262.4%)

Net sales

Our fiscal 2005 sales increased $212,801, or 50.8 percent, compared to fiscal 2004. This increase is mainly due to a full year of operation in fiscal 2005 of Ovale’s second store in Geneva that opened in mid-December 2004.

Our sales for the six month period ended June 30, 2006 increased $78,528, or 31.7 percent compared to the six months period ended June 30, 2005. This increase is due to a 17 percent increase of sales of the first Paris store as well as a full month of operations of the second Paris store that started operations in June 2006.

Cost of goods sold

Cost of goods sold as a percentage of net sales decreased 5.9 percentage points in fiscal 2005 compared with fiscal 2004. This decrease is a reflection of the greater negotiating power that Ovale has with its suppliers due to the increasing sales.

Similarly, and for the same reasons, cost of goods sold as a percentage of net sales decreased 7.8 percentage points for the six month period ended June 30, 2006 compared to the six months period ended June 30, 2005. Cost of goods sold as a percentage of sales are lower in a full year of operation than in the first six month period of the same year as greater use of promotional sales is made in the first months of the year.

Gross profit

Our fiscal 2005 gross profit increased $83,923, or 35.1 percent, compared to fiscal 2004. This increase reflects both the increased net sales and the lower cost of goods sold described above.

Our gross profit for the six month period ended June 30, 2006 increased $52,678, or 61.5 percent compared to the six months period ended June 30, 2005. This increase reflects both the increased net sales and the lower cost of goods sold described above.

Ovale is sensitive to many factors that may have a negative impact on its sales and profitability. Those factors include, and are not limited to, overall economic conditions, changes in fashion trends and consumer preferences. Most of these factors are beyond Ovale’s control. Ovale believes that part of its success will depend on its capacity to anticipate and react accordingly to variations of some of these factors. However, there can be no assurance that Ovale will be able to anticipate, gauge and respond with a timely and appropriate manner to the above variations. Please see other Risk Factors,

Ovale intends to continue launching new products on a regular basis while staying focused on its chosen market, namely fashion products for infants, zero to twelve months of age. In 2006, Ovale started a restructuring of its purchasing policy; accordingly Ovale has started to purchase a greater proportion of its products in China. The management of Ovale expects that the implementation of this new purchasing policy will yield substantially higher gross margins.

Operating expenses

In Fiscal 2005, operating expenses increased $286,366, or 27.6 percent, compared to fiscal 2004. As a percentage of sales, operating expenses decreased by 32.2 percentage points in fiscal 2005 compared with fiscal 2004. The main components of operating expenses are as follow:

•

Salaries in fiscal 2005 increased $109,006, or 33.4 percent, compared to fiscal 2004.  The increase in salaries is due to the staffing related to the Geneva store.  However, Ovale managed to decrease salaries as a percentage of sales by 9 percentage points in fiscal 2005 compared with fiscal 2004.

•

General administrative in fiscal 2005 increased $188,422, or 50.3 percent, compared to fiscal 2004, this important increase is primarily due to the occupancy costs of the Geneva store addition as well as other administrative expenses due to the fact that Ovale started operating fully in two separate countries in 2005.  As a percentage of sales, this increase translates into a minimal decrease of 0.3 percentage points in fiscal 2005 compared with fiscal 2004.  With additional store openings in France and Switzerland, management expects that general administrative sales will increase in terms of occupancy costs while other expenses will increase minimally.

•

Marketing expenses remained almost flat in fiscal 2005 with a small increase of $7,230, or 2.8 percent, compared with fiscal 2004.  As a percentage of sales, marketing expenses decreased by 19.6 percentage points in fiscal 2005 compared to fiscal 2004.  Despite the opening of the Geneva store, marketing expenses were kept flat as the marketing strategy of the company focuses on celebrity driven publicity and is intended to promote the brand as a whole, not the stores specifically.  Management expects this strategy to successfully continue with the opening of additional stores and therefore expects marketing expense to continue decreasing as a percentage of sales.

•

Professional fees in fiscal 2005 decreased $18,292, or 23 percent, compared with fiscal 2004.  As a percentage of sales, professional fees decreased by 38.1 percentage points in fiscal 2005 compared with fiscal 2004.  This is due to a lower amount of fees paid to external advisors in relation the pending merger of Ovale with Orion Diversified Technologies Inc.

In the six month period ended June 30, 2006, operating expenses increased $17,838, or 2.4 percent, compared to the six month period ended June 30, 2005. As a percentage of sales, operating expenses decreased by 66.4 percentage points in the six month period ended June 30, 2006 compared with the six month period ended June 30, 2005. The main components of operating expenses are as follow:

•

Salaries in the six month period ended June 30, 2006 increased $8,258, or 3.6 percent, compared to the six month period ended June 30, 2005.  The increase in salaries is due to the staffing related to second Paris store that opened its doors in June 2006.  However, salaries decreased as a percentage of sales by 19.7 percentage points in the six month period ended June 30, 2006 compared with the six month period ended June 30, 2005.  This decrease is due to the increase in sales of the first Paris store as described above in “Net sales”, as well as the optimum utilization of employees between the two Paris stores since June 2006.

•

General administrative in the six month period ended June 30, 2006 decreased $40,290, or 12.5 percent, compared to the six month period ended June 30, 2005.  As a percentage of sales, this increase translates into a decrease of 43.7 percentage points the six month period ended June 30, 2006 compared with the six month period ended June 30, 2005.  This decrease is due to a cost cutting effort conducted by management since December 2005.

•

Marketing expenses decreased $9,972, or 6.9 percent, in the six month period ended June 30, 2006 compared with the six month period ended June 30, 2005.  As a percentage of sales, marketing expenses decreased by 117.2 percentage points in the six month period ended June 30, 2006 compared to the six month period ended June 30, 2005.  This decrease is mainly due to the increase of sales as the absolute decrease was nominal.

•

Professional fees in the six month period ended June 30, 2006 increased $59,841, or 138.6 percent, compared with the six month period ended June 30, 2005.  As a percentage of sales, professional fees increased by 14.2 percentage points the six month period ended June 30, 2006 compared with the six month period ended June 30, 2005.  This is due to an increased amount of fees paid to external advisors in relation the pending merger of Ovale with Orion Diversified Technologies Inc.

Operating expenses are high when compared to the sales of Ovale. It is important to note that Ovale’ management intends to develop a recognizable luxury brand, accordingly in addition to the operation of the stores, Ovale has built an infrastructure to further the establishment of the Ovale brand. This infrastructure is meant to develop the line of products sold at the retail stores and to support a greater number of stores without additional substantial investment in the infrastructure. Management believes that when a critical mass of stores is present, Ovale’s corporate infrastructure related costs will be in line with the industry. The critical mass of stores is estimated at six to eight stores depending on the average revenues that each new store will achieve.

SEGMENT INFORMATION

The Company operates stores in France and Switzerland, revenue segmentation by country is as follows:

France	Switzerland	Total
	2005	2004	2005	2004	2005	2004
Sales	$337,871	$390,875	$294,186	$28,380	$632,057	$419,255

France	Switzerland	Total
	Six months ended June 30, 2006	Six months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005
Sales	$212,472	$136,994	$122,314	$110,470	$334,786*	$247,646

* An inter-company transactions elimination of $8,794 must be netted to obtain net sales of $325,992 for the six months ended June 30, 2006.

Income (loss) before taxes as a result of the discussion above, Ovale’s losses have increased $240,804, or 29.9 percent, in fiscal 2005 compared with fiscal 2004. In the six month period ended June 30, 2006, Ovale’s loss decreased by $19,029, or 2.9 percent, compared with the six month period ended June 30, 2005.

Management Of Ovale

Ovale’s Directors and Executive Officers.

The following table sets forth: (1) names and ages of all persons who presently are and who have been selected as directors of Ovale; (2) all positions and offices with Ovale held by each such person; (3) the term or office of each person named as a director; and 4) any period during which he has served as such.

Name	Duration and Date	Position and Office	Age and Director
	of Expiration of	with Ovale	Since
	Present Term
Vladimir Fabert	two years	President, Chief	35
	12/31/06	Executive Officer	10/27/02
		and Director
Gilles Neveu	two years	Chief Design	36
	12/31/06	Officer	10/27/02
Frederic Cottier	two years	Director	34
	12/31/06		10/27/02
Charles Berney	two years	Director	61
	12/31/06		07/18/2003

There is no understanding or arrangement between any directors or any other person or persons pursuant to which such individual, was or is to be, selected as a director or nominee of Ovale. There are no family relationships among the directors and none of them are parties to legal proceedings.

Interests of Ovale Directors and Officers in the Transaction

As a result of the share exchange, Mr. Fabert will exchange the Class A stock of Ovale and his Class B stock of Ovale for an aggregate of 3,085,875 shares or 19.3% of the common stock of Orion which will be outstanding upon the Second Closing.. His employment agreement with Ovale, described below, will continue. At the Initial Closing Mr. Fabert’s wife, Alexandra Fabert exchanged her Class A stock of Ovale for 720,000 shares of Orion. Mr. Fabert denies beneficial ownership of Mrs. Fabert’s shares. See “Securities Ownership of Certain Beneficial Owners of Ovale and of its Officers” and “Change of Control”

In the share exchange, upon the Second Closing, Mr. Neveu will exchange his Class A stock of Ovale for 2,800,000 shares or 17.7% of the common stock of Orion which will then be outstanding.. His employment agreement with Ovale, described below, will continue. See “Securities Ownership of Certain Beneficial Owners of Ovale and of its Officers” and “Change of Control”

Messrs. Fabert and Neveu are two of the Five Original Ovale Investors and two of the five June 2003 Borrowers. As part of the share exchange Orion was to have paid the June 2003 Borrowers CHF50,000 as additional payment for their Class A Ovale Shares and their debt as members of the June 2003 Borrowers will be extinguished. The June 2003 Borrowers waived that payment and their debt was also extinguished. See – How the Exchange Came About and the Money Invested in Ovale – The June 2003 Borrowers

Interests of other Ovale investors in the Transaction

The “June 2003 Borrowers”, other than Vladimir Fabert, and Gilles Neveu are Gholamreza Shahbazi, Synergy Asset Management Ltd. . (a holding company of Majid El Sohl) and Atlantic International Capital Holdings, Ltd. Gholamreza Shahbazi was the principal of Parthian Securities, S.A. a holder of more than 5% of the outstanding shares of Orion. Synergy Asset Management Ltd. is a holder of more than 5% of the outstanding shares of Orion. In the Second Closing, Atlantic International Capital Holdings, Ltd. is to receive 620,373 shares of Orion (which will be less than 5%.) See Certain Transactions, p. – regarding Parthian’s receivership.

Compensation and control charts
Vladimir Fabert	€ 90,000 per annum (approximately$ 71,500)
Gilles Neveu	€124,800 per annum (approximately$ 153,300)

Employment Agreements

On January 1, 2003, Ovale entered into a written employment agreement with Vladimir Fabert as its Chief Executive Officer. In accordance with Swiss law the agreement is without duration. Mr. Fabert's salary is CHF 20,000 (approximately $15,800) per month payable commencing with the generation of positive cash flow. The agreement provides for confidentiality and non-compete protection for Ovale. To date Mr. Fabert has been paid CHF7,500 per month.

On January 1, 2002, Ovale entered into a written two year renewable personal service agreement with Mr. Gilles Neveu's private company. Pursuant to the agreement, Mr. Neveu is to receive a salary of €10,400 (approximately $12,774) per month payable commencing with the generation of positive cash flow. In addition to the customary confidentiality and non-compete protection to Ovale, the agreement grants to Ovale title to all products designed by Mr. Neveu during the term of the agreement. To date Mr. Neveu has been paid €10,400 per month.

Business Experience

The following is a brief account of the experience of each director and executive officers of Ovale:

Vladimir Fabert, is Ovale's President and Chief Executive, and, along with Gilles Neveu, one of its founders. From 1999 until the founding of Ovale in 2002, Mr. Fabert served as the Chief Executive Officer and a director of Vusix S.A., a Geneva, Switzerland developer of video, broadcast, broadband and multimedia computer software. From 1995 until he became employed by Ovale in 2002, Mr. Fabert served as the Managing Director and European Financial Manager at the Paris, France European Headquarters of Atwood Richards, Inc., an international barter company with operations in 29 countries. In 1994, Mr. Fabert served as the General Manager and a director of Marilee S.A., a Paris, France manufacturer of decorative luxury products. In 1993, Mr. Fabert was in active military service in France as an officer with the 9eme Régiment Aeromobile. From 1990 to 1993, Mr. Fabert served as the General Manager for International Business Strategy Consulting Group, a privately owned business consulting firm in Paris, France. Mr. Fabert received a bachelor degree in business from Le Rosey Institute in Geneva, Switzerland in 1989. Subsequently, and during 1989 and 1990, Mr. Fabert attended International Laws classes at University of Paris (Assas-Pantheon), Paris. During 1990 to 1992, Mr. Fabert attended Business Administration classes at A.U.P. American University of Paris in Paris. Similarly, and during 1992 and 1993, Mr. Fabert attended Business Administration classes at U.S.E., University of Southern Europe in Monaco. Mr. Fabert is fluent in French, English, Romanian, Italian and German.

Gilles Neveu is Ovale's Chief Design Officer and along with Vladimir Fabert, a founder of Ovale. From 1997 until the founding of Ovale in 2002. Mr. Neveu was the President and Chief Executive Officer of L'Angelot, a privately owned French company engaged in the design, contract manufacture and retail sale of high quality, high-end, designer gifts and clothing for newborns up to 12 months including gold and silver decorations, christening cups, silverware, toys, clothes, footwear, sheets and pillows. From 1988 to 1991, Mr. Neveu was employed by the House of Dior where he was in charge of jewelry creation under the supervision of the established designer Gianfranco Ferre. Prior thereto commencing in 1986 Mr. Neveu served as a freelance designer for Swiss watchmakers Vacheron Constantin. Mr. Neveu received a BTS degree in fashion design from the ESMOD design academy in 1987.

Frederic Cottier is a Director of Ovale. Mr. Cottier graduated from the University of Geneva in 1994 (lic. jur.) and was admitted to the Swiss bar in 1997. From 1997 to 1998 he was an intern at Credit Lyonnais (Suisse) S.A. in Geneva. From 1998 to 1999 he earned degrees in Business Administration and International Trade and Commerce at the University of California at Berkeley. During 1999 he was associated with the law firm Franzosi Dal Negro e Associati in Milan before joining Pestalozzi Lachenal Patry in 1999. He has been associated with that firm to date. His practice areas are corporate and commercial law, arbitration, lease law and banking law. He also has experience in maritime shipping and mutual assistance in international criminal matters. Frédéric Cottier is a member of the Licensing Executives Society Association. His professional languages are French, English and some Italian.

Charles Berney is a Director of the Ovale. Mr. Berney received a Bachelor Degree in Business and Economics from the University of Lausanne (1967) and has been a Chartered Accountant since 1974. His areas of expertise include Accounting, Tax and Financial Planning, Financial Engineering and Estate Planning. He founded Groupe Berney in 1993 and has been its President since that date. Groupe Berney, is one of the principal accounting firms in French-speaking Switzerland.

ACTION 2

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

Proposals and Board Recommendations

On September 14, 2005, Orion's Board of Directors and controlling stockholders approved amendments to the certificate of incorporation. The Amendment is reflected in the form of the Certificate of Amendment to Certificate of Incorporation (the "Form of Amendment") is attached hereto as Exhibit C. The amendment deals with four subjects:

1.	Change of corporation name.

The Board has recommended that upon consummation of the acquisition of Ovale, the corporation changed its name to Ovale Group, Inc. Since Ovale's business will be the sole business of the corporation and the name under which it conducts its business it is in the best interest to use a single identity; namely its trade name, Orion.

2.	Change of votes necessary to gain shareholder approval.

In 1972, New Jersey changed its corporation law to provide that the affirmative vote of only a majority of outstanding shares was necessary to approve certain actions requiring shareholders approval. However, that law required that for corporations formed before 1972, two-thirds of the shares had to approve those actions unless that number of shares approved an amendment lowering the number of shares to a majority. Two-thirds of the outstanding shares have voted to modernize Orion's charter accordingly.

3.	Authorization of additional shares, change to no par value and authorization of Preferred Stock.

The authorization of additional shares of Common Stock and Preferred Stock will allow the Company to proceed with the Exchange.  In addition, the authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future. As of the date hereof, and except for the second private offering, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it is seeking to have authorized. The change to no par value from par value will permit for greater flexibility in assigning book value to transactions and will not have an adverse effect on the company's New Jersey franchise tax, a problem that sometimes arises in other states with no par value shares.

4.	Increase in Authorized Common Stock of the Company.

The Company's Certificate of Incorporation currently authorizes the Company to issue up to 10,000,000 shares of Common Stock. As of September 14, 2005, Company records indicate that the Company had issued and outstanding 9,981,000 shares of Common Stock.   As a result, the number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future has been greatly reduced, and the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been severely diminished. The proposed increase of authorized shares will improve the Company's flexibility to take such actions. The Company has no understandings or agreements at this time with regard to any acquisitions except for those contained within the Exchange Agreement. The authorization is necessary to consummate the Exchange.

5.	Authorization of Preferred Stock.

Upon the effectiveness of this Amendment, the Board of Directors of the Company will be entitled to authorize the designation and issuance of up to 2,000,000 shares of "Blank Check" Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof. The Board of Directors of the Company will have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the preferred stock. The Board of Directors believes that having such blank check preferred stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders.

Rights and Preferences With Respect to Common Stock.

If the Company issues Preferred Stock, the Preferred Stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the Common Stock. For example, in liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of the Common Stock receive any distribution. In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action. Furthermore, Preferred Stock could be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend. These are only examples of how shares of Preferred Stock, if issued, could dilute the interests of the holders of Common Stock.

Possible Anti-Takeover Effect

In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Those shares could also be privately placed with purchasers favorable to the Board of Directors in opposing such an action. In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company, or any other extraordinary corporate transaction.

The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company. The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

6.

Approval by Stockholders. As of September 14, 2005, shareholders holding approximately two-thirds of the Company's 3,857,297 issued and outstanding shares Common Stock approved the Charter Amendments.. The full text of the Amendments are reflected in the Form of Amendment which is attached as Exhibit C of this Information Statement. Pursuant to the provisions of NJSA and the Company's Certificate of Incorporation, the holders of at least two-thirds of the outstanding voting shares are permitted to approve the Amendment by written consent in lieu of a vote at a meeting, provided that prompt notice of such action is given to the other stockholders. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the non-consent holders of voting stock at least 20 days prior to the effective date of the action. That notice was sent to all holders of record on, September 14, 2005, to serve as such notice under the NJSA. This notice is intended to satisfy the requirements of the Exchange Act.

The Company anticipates that the Charter Amendment will be effective 20 days after the mailing of this Information Statement; that is, it will be effective on approximately November--, 2006 or shortly thereafter. Theamendment of the certificate of incorporation is not contingent on the consummation of the share exchange and reverse merger; but the share exchange and reverse merger are contingent on the amendment to the certificate of incorporation.

ACTION 3

ELECTION OF THE DIRECTORS OF ORION

General

The Company's certificate of incorporation provides for the board of directors, to serve a one (1) year term. The Board of Directors is authorized by the Company's By-laws to fix from time to time the number of directors that shall constitute the whole Board of Directors. The Board size has been set at three (3) members. Irwin Pearl and Thomas F. Regan have served as the Company's sole directors since November 30, 2001. Pursuant to the terms of the Exchange Agreement, Mr Regan shall resign as a member of the Company's Board In favor of Mr. Fabert and Mr. Neveu will be appointed to the board. Upon the full consummation of the Exchange Agreement, a majority of the Company's shareholders will have approved the election of Messrs. Pearl Falbert and Neveu as members of the Company's Board.

Each of Messrs. Pearl, Fabert and Neveu will hold office until the stockholders elect his qualified successor or until their resignation. If the nominee becomes unable or unwilling to accept the election or to serve as a director (an event which the Board of Directors does not anticipate), the person or persons named in the proxy will vote for the election of the person or persons recommended by the Board of Directors.

Background of The Directors and Nominees: Messrs. Pearl, Regan, Fabert, and Neveu

Vladimir Fabert and Gilles Neveu The business experience of Messrs. Fabert and Neveu has previously been set forth in this Information Statement under the caption “Management of Ovale - Business Experience”.

Set forth below are the name and age of each person who currently serves on the Company's Board of Directors and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director, and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director directly or indirectly, as of, October 25, 2006, appears under "Additional Information about Orion.

Irwin Pearl. Mr. Pearl was elected as the Company's President, Secretary and Chief Financial Officer on November 30, 2001. Since November 6, 2001 and to date, Mr. Pearl has also been the President of E-Global Communications, Inc., a Nevada corporation engaged in the marketing and sale of direct response TV products and services in Latin America. To date, and since January 1998, Mr. Pearl has served as the Chief Operating Officer and a director of E-GlobalNet, Inc. (and its predecessors), a Delaware corporation and international distributor of "As Seen On TV" products in Hicksville, New York. From 1992 to 1998 Mr. Pearl was President/Co-Chief Executive Officer and a director of PhaseOut of America, Inc. (OTCBB Symbol; POUT) where he administered the re-development and clinical testing of that company's patented smoke cessation product. Prior thereto since 1984, Mr. Pearl was President and Chief Executive Officer of AquaSciences International, Inc. (NASDAQ:AQSI); a company engaged in the development of proprietary water purification technologies for consumer applications. From 1970 to 1984, Mr. Pearl was the principal of Promotional Media, Inc., a company engaged in the publishing of traffic building continuity promotions for the leading supermarkets in the nation. In 1966, Mr. Pearl co-founded Jerome Irwin Advertising Agency, a retail-advertising agency that grew to become one of Long Island's largest, with annual billings reaching $50 million per year. Mr. Pearl is a charter member of the New Product Development Corporation, a consortium of business management executives, that helps inventors and product developers commercialize their products.

Thomas F. Regan. Mr. Regan was elected as a director and the Company's Vice President on November 30, 2001. Since October 30, 2001 and to date, Mr. Regan has been employed by Greenpoint Financial, a division of the Greenpoint Savings Bank, as a Wholesale Account Executive in its Mount Laurel, New Jersey office. From 1991 and until he joined Greenpoint, Mr. Regan served as the President and a principal stockholder of Pinnacle Mortgage Corp., a privately owned licensed mortgage banking firm in East Hanover, New Jersey. Prior thereto starting in 1978, Mr. Regan was employed by the mortgage banking divisions of various commercial and savings banks in the northeastern United States.

Certain Information About Our Directors, Lack of Committees, Financial Experts Or    Code of Experts

No director, director-nominee or officer of Orion is involved in any material proceeding which is adverse to Orion, nor is any director, director-nominee or officer of Orion involved in any proceeding in which he or she has a material interest adverse to Orion.

There are no family relationships among Orion's directors, the director-nominee and its executive officers.

Each Director of the Registrant has indicated to Orion that he is not presently, nor has he been during the last five years, a director of any other registrant with a class of securities registered pursuant to Section 12 of the 34 Act or subject to the requirements of Section 15(d) of such act or any investment company registered under the Investment Company Act of 1940.

Orion's directors are elected at each annual meeting of the security holders, and their term of office runs until the next annual meeting of the security holders or until their successors have been elected.

Lack of Committees of the Board or Financial Experts

Orion has no standing audit, nominating or compensation committees.

Nominating Committee - Orion’s Board of Directors consists of two individuals, Irwin Pearl and Thomas Regan, neither of whom is a full time executive officer of Orion, and both of whom have served for many years without compensation. Mr. Pearl does not have stock in Orion and Mr. Regan has 38,500 shares, an insignificant number given the shares outstanding. Neither Mr. Pearl nor Mr. Regan may be deemed independent since both are officers of Orion. Orion is not a listed company and there is no legal requirement that it have a nominating committee. Orion does not have a formal policy in regard to nominations, but Mr. Pearl and Mr. Regan would consider any person as a nominee whose name is submitted in writing at its corporate address at least 120 days before a meeting at which directors are to be elected. However, Messrs. Pearl and Regan see no reason to expand the Board in light of the pending the Exchange. Since a nominating committee would only be comprised of Messrs. Pearl and Regan they think that a formal nominating committee is impractical and inappropriate for this tiny company.

Audit Committee Orion is not a "listed company" under SEC rules and is therefore not required to have an audit committee comprised of independent directors. Since 1996 Orion has not had any significant operations. Responsibility for Orion's minimal operations is centralized within management, which is comprised of two people. It relies on the assistance of others, such as its accountant, to help it with the preparation of its financial information. Orion does not currently have an audit committee, however, for certain purposes of the rules and regulations of the SEC, the Company's board of directors is deemed to be its audit committee.

Audit Committee Financial Expert Orion's board of directors has determined that its members do not include a person who is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. The board of directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the board of directors believes that each of its members have the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have. Nor does Orion believe it could attract someone to serve as the Audit Committee Financial Expert since it does not have the wherewithal to pay such a person.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

3.	Compliance with applicable governmental laws, rules and regulations;

4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.	Accountability for adherence to the code.

Orion has not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our sole officer and director serves in all the above capacities.

Ovale’s decision not to adopt such a code of ethics results from it having only one officer and another director operating as the sole management for the Company. The Registrant believes that as a result of the limited interaction which occurs having a sole officer/director and another director eliminates the current need for such a code, in that violations of such a code would be reported to the party generating the violation.

Lack of Compensation Committee and No Standard or Individual Compensation Package

There is no Compensation Committee and no standard or individual compensation package for any of Orion's its directors or for our director-nominees.

During the three fiscal years ended April 30, 2006, no compensation was paid to, accrued or set aside for any executive officer or director of Orion.

Summary Compensation Table

Each of Mr. Pearl and Mr. Regan have stated that upon consummation of the Exchange, he will request issuance to himself of 10,000 shares of the reconstituted company as compensation for their services in each of 2004, 2005 and 2006. At that time they will no longer be the sole members of the Board compensating themselves.

SUMMARY COMPENSATION TABLE

Annual Compensation	Long-Term Compensation
	Restricted	Securities
	Stock	Underlying LTI

Name	Year	Salary	Bonus	Other	Award(s)[1]	Option	Pay

Irwin Pearl	2003	- 0 -	None	None	None	None	None
Thomas Regan	2003	- 0 -	None	None	None	None	None
Irwin Pearl	2004	- 0 -	None	None	None	None	None
Thomas Regan	2004	- 0 -	None	None	None	None	None
Irwin Pearl	2005	- 0 -	None	None	None	None	None
Thomas Regan	2005	- 0 -	None	None	None	None	None

(1)Both Irwin Pearl, the Registrant’s President, and Thomas Regan, the Registrant’s Vice President have stated that upon the closing of the Exchange each will ask for compensation of 10,000 restricted (i.e., unregistered) shares of the Registrant’s Common Stock, $.01 par value per share, for acting as executive officers and directors of the Registrant for each of the two fiscal years ended April 30, 2006, and for a pro rate number of shares for their services to the Registrant during the fiscal year ending April 30, 2007.

(c)	Option/SAR Grant Table.	During the fiscal year ended April 30, 2006, the Registrant made no grants of stock options or freestanding SAR's.

(d)	Aggregate Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table.

No stock options or freestanding SAR's are issued or outstanding.  Accordingly, and during the fiscal year ended April 30, 2005, no stock options or freestanding SAR's were exercised.  Notwithstanding the foregoing, an aggregate of 1,000,000 shares of the Registrant's Common Stock, $.01 par value per share continue to be reserved for issuance pursuant to the Registrant's long-term incentive plan adopted by the Registrant's Board of Directors in August, 1990, but never ratified and approved by the Registrant's stockholders .  On June 2, 2003, and in the Consent, a majority of the Registrant's stockholders ratified and approved the 2003 Long Term Incentive Plan wherein an aggregate of 2,000,000 authorized but unissued shares of the Registrant's common stock are reserved for the issuance of option and other awards under such Plan.  The Plan has been abandoned.

(e)	Long-Term Incentive Plan ("LTIP") Awards Table.	During the fiscal year ended April 30, 2006, the Registrant made no LTIP awards.
(f)	Compensation of Directors.	(1) and (2). During the fiscal year ended April 30, 2006, no director of the Registrant received any compensation, whether pursuant to any standard or other arrangement or otherwise.

Meetings of the Board

During the fiscal year ended April 30, 2006 Orion's Board of Directors did not hold any meetings but took action by written consent twice times.

No director has resigned or declined to stand for re-election.
Communicating with the Board and Nominating Board Members

The Company neither has a nominating committee for persons to be proposed as directors for election to the board of directors nor a formal method of communicating nominees from shareholders. The Company does not have any restrictions on shareholder nominations. Currently, the entire board of directors decides on nominees, on the recommendation of one or more members of the board of directors.

None of the members of the board of directors are "independent." The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the Company's board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

Because the management and directors of the Company are the same persons, the board of directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication. Communications should be addressed to the board or its members would be brought to the boards' attention at Orion's address appearing elsewhere herein.

ACTI0N 4

RATIFICATION OF THE BOARD OF DIRECTORS’ SELECTION OF

BLOOM & CO LLP AS INDEPENDENT AUDITORS

The Board of Directors has appointed Bloom & Co., LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending April 30, 2005. On September 14, 2005, the appointment of Bloom & Co., LLP was ratified by written consent of a majority of the stockholders. No representatives of Bloom & Co., LLP were present.

The following table sets forth the aggregate fees billed to us for fiscal years ended April 30, 2006 and 2005 by Bloom & Co., LLP, the Registrant's auditors:

	2006	2005
Audit Fees (1)	$ 15,597	$ 9,601
Non-Audit Fees:

Audit Related Fees(2)	--	--
Tax Fees(3)	--
All other Fees(4)	--	--

Total Fees paid to Auditor	$ 15,597	$ 9,601

(1)

Audit fees consist of fees billed for professional services rendered for the audit of the Registrant's annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Bloom & Co., LLP in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant's financial statements and are not reported under “Audit Fees”.

(3)

Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international).  These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

During the fiscal years ended April 30, 2004 and 2005, the Company did not engage Bloom & Co., LLP to provide advice regarding financial information systems design and implementation.

In the past the Board of Directors had considered the role of Bloom & Co., LLP in providing certain tax services to the Company and had concluded that such services were compatible with Bloom & Co., LLP's independence as our auditors. In addition, since the effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved (which was previously done by the Board of Directors). Now the Board acting as the Audit Committee, will pre-approve all audit and permissible non-audit services provided by the independent auditors.

The Registrant does not have an Audit Committee. Irwin Pearl, the sole officer and one of the two directors, performs some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors’ independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

The Registrant does not have a financial expert. The Registrant believes the cost related to retaining a financial expert at this time is prohibitive and not warranted.

ADDITIONAL INFORMATION ABOUT ORION

Business

The Company was incorporated in New Jersey on May 6, 1959. Until 1986, the Company was engaged in the marketing and sale of a line of semiconductors, transistors, diodes, rectifiers and, to a lesser extent, other ancillary related electronic products. Because of sustained operating loses, the Company discontinued this line of operation and filed a plan of reorganization (under Chapter 11) with the United States Bankruptcy Court for the Eastern District of New York, on April 30, 1990. The Company's Plan of Reorganization was confirmed by the United States Bankruptcy Court for the Eastern District of New York on April 30, 1990 and consummated on June 2, 1992. From February 23, 1993 through January 11, 1996, the Company was principally engaged in the ownership and operation of a 59 unit co-op residential dwelling in White Plains, New York. Since January 11, 1996, the Company has not had any operations and has been principally engaged in seeking to consummate a business combination with a profitable privately owned company. Despite several attempts, no business combination was concluded by the Company during the eight fiscal years ended April 30, 2004.

Contact Information

Orion's principal executive offices are located at c/o Paykin, Greenblatt, Lesser & Krieg, LLP, 185 Madison Ave., New York, NY 10016, telephone 516-220-1229.

Description of Orion's Securities

Description of Common Stock

As of the Record Date, there were 9,981,000 shares of our Common Stock issued and outstanding. Orion does not have outstanding any options, warrants or other rights to acquire common stock. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

After adoption of the Amendment, the Company's Certificate of Incorporation will authorize the issuance of 20,000,000 shares, which 18,000,000 will be Common Stock, no par value per share and 2,000,000 will be reserved for issuance as preferred stock. There will be 15,856532 shares of common stock will be issued and outstanding. All of the outstanding shares of Common Stock are, and will be fully paid and non-assessable.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock have no cumulative voting rights. As stated above, the issuance of preferred stock with voting rights could change this formulation.

Pre-,emptive Rights. Upon the issuance for cash of shares, or options to purchase shares, of the same class as those held by a shareholder, the shareholder shall have a right to acquire a pro rata portion of such shares or options so issued according to the number of shares of such class held by him. Any such acquisition would be subject to the registration requirements of the federal and state securities laws.

Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at its office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent is Continental Stock Transfer and Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004.

Description of Preferred Stock After adoption of the Amendment, the Company's Certificate of Incorporation will authorize the issuance of up to 2,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof. Shares of Preferred Stock will be registered on the books of the Company.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT – BEFORE AND AFTER THE EXCHANGE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Orion’s directors and executive officers, and persons who own more than ten percent of Orion’s outstanding common shares to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of common shares. Such persons are required by the SEC regulations to furnish Orion with copies of all such reports they file. To Orion’s knowledge, based solely on a review of the copies of such reports furnished to Orion, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent beneficial owners are current.

Security Ownership of Certain Beneficial Owners of Orion – As of April 30, 2006

The following table sets forth information with respect to the number of common shares beneficially owned by each shareholder known by Orion to be a beneficial owner of more than 5% of Orion’s common shares as of April 30, 2006 and after the Share Exchange. Except as otherwise indicated, each of the shareholders listed below is believed to have sole voting and investment power over the shares beneficially owned. The following table also shows, in its footnotes, the ownership of shares of Ovale. No person other than Mr. Fabert owns more than 5% of the issued and outstanding shares of Ovale. As of April 30, 2006 there were issued and outstanding 9,971,512 common shares of Ovale. After the Second Closing it will have 15,856,532 shares issued and outstanding.

Name and Address of Beneficial Owner, Officers or Director	Amount and Nature of Beneficial Ownership	Percentage of Class	Percentage of Class After the Exchange
Vladimir Fabert 1, Chemin de la Savonniere Collonge-Bellerive, Switzerland	1,949,541(1)	19.5%	12.3%(3)
Alexandra Fabert 1, Chemin de la Savonniere Collonge-Bellerive, Switzerland	720,000(2)	7%	4.5%
Parthian Securities SA 36 Blvd. Helvetique CH-1207 Geneva Switzerland	600,000(4)(5)	6%	2.5%
Synergy Asset Management Ltd. c/o Majid El Sohl 15, Rue Rodolphe Toepffer 1206 - Geneva, Switzerland	600,000(4)	6%	5%
Richard Von Tscharner 87 Route de Suisse, 1296 Coppet, Switzerland	825,469	8.3%	5.2%
Pasquale Catizone 266 Cedar Street Cedar Grove, NJ 07009 and Grove Partners c/o Pasquale Catizone, General Partner 266 Cedar Street Cedar Grove, NJ 07009	570,000	5.7%	3.4%
Gable International Investments, Ltd. Attn: Hil DeFrais, Director PO Box 3152 Road Town Tortola, British Virgin Islands	500,000	5%	3.2%

(1)

Does not include an aggregate of 720,000 shares of Orion’s Common Stock owned of record by Alexandra Fabert, the wife of Vladimir Fabert. Mrs. Fabert is not otherwise affiliated with Ovale.  Mr. Fabert disclaims beneficial ownership of the shares owned by his wife.  Mrs. Fabert disclaims beneficial ownership of the shares owned by her husband.

(2)

Does not include an aggregate of 1,949,541 shares of the Orion’s Common Stock beneficially owned by Vladimir Fabert, the husband of Alexandra Fabert.  Mrs. Fabert disclaims beneficial ownership of the shares of Orion's Common Stock owned by her husband.

(3)	Based upon 1,949,541 shares. This calculation does not include the additional shares to be issued to Mr. Fabert at the Second Closing. See (b) Changes of Control below.

(4)

It has been reported to Orion that Parthian is in Receivership.  Benedict Fontanet has the power to vote the shares of Orion held by Parthian.  After April 30, 2006 the Receiver reported to Orion that it was agreed with Mr. El Sohl that Parthian will transfer 200,000 of the 600,000 shown as beneficially owned by Parthian to Mr. El Solh upon consummation of the Exchange and upon obtaining the approval of the Geneva Court which appointed the Receiver. Consequently, after the Second Closing, Mr. El Sohl will own 800,000 shares of Orion.

(5)

At the Second Closing, in exchange for its shares in Ovale, Parthian is to receive an additional 697,920 shares of Orion.  After April 30, 2006 it was reported to Orion that, subject to the approval of the Court which appointed the Receiver, it has been agreed that Parthian will transfer 697,000 of these additional shares to non-affiliated persons immediately following the Second Closing.  Thus at after the Second Closing, Parthian will own beneficially and of record, 400,920 shares of Orion.

Security Ownership of Management of Orion

The information is furnished as of September 14, 2006, as to the number of shares of Orion's Common Stock, $.01 par value per share owned beneficially by each executive officer and director of the Orion and by all executive officers and directors as a group:

Name and Address	Amount and Nature
of Beneficial	of Beneficial
Owner	Ownership	Percentage of Class

Irwin Pearl
25 Nantwick Street
Lido Beach, NY 11561	-0-	-%

Thomas F. Regan
15 Lincoln Street
Roseland, NJ 07068	38,500	- %

All Officers And Directors
as a Group of two persons	38,500(11)	-%

__________________

(1)

Does not include 2,500 shares of  Orion's Common Stock owned of record by each of Mr. Regan's three children, all of whom reside in the same household as Mr. Regan and only one of whom is a minor. Mr. Regan disclaims beneficial ownership of the shares of Orion's Common Stock owned of record by his children.

Security Ownership of Certain Beneficial Owners of Ovale and of its Officers

Mr. Fabert owns, of record and beneficially 100% of the outstanding shares of Ovale. At the Second Closing, shares of Orion will be distributed to Mr. Fabert and the four other Five Original Ovale Investors in exchange for all the Class A shares of Ovale. See “How the Exchange Came About and the Money Invested in Ovale – The Second Closing”

The following table sets forth information, as of the date hereof, with respect to the beneficial interest that each of the Class A shareholders of Ovale has in Orion Shares to be issued at the Second Closing, and the Percentage of Orion shares outstanding they will have immediately following the Second Closing.

		Percentage
		Of Class A	Number of	Percentage
Name and Address of	Amount and Nature	Ovale Shares	Orion	of Orion
Beneficial Owner, Officers	of Beneficial	Before	the	After the
or Director	Ownership	Exchange	Exchange	Exchange[5]

Vladimir Fabert , Sole	1,136,334[1]	19.3%	3,085,875[2]	19.4%
Officer and Director of
Ovale, S.A.
Collonge-Bellerive,
1, Chemin de la Savonniere
Collonge-Bellerive,
Switzerland

Gilles Neveu	2,800,000	47.7%	2,800,000	17.6%
36 Boulevard Helvetique
1207 Geneva, Switzerland

Frederic Cottier, Director	- 0 -	- 0 -	- 0 -	- 0 -
c/o Pestalozzi Lachenal Patry
65, Rue du Rhone
1211 Geneve, Switzerland

Charles Berney, Director
--------------
--------------	- 0 -	- 0 -	- 0 -	- 0 -

Atlantic International Capital	620,373	10.5%	638,873	4.0%[6]
Holdings, Ltd.
c/o Australian Advisors Corp.
10 Elizabeth Street
Australia

Parthian Securities SA	697,920 [3]	11.9%	600,920	3.8%
36 Blvd. Helvetique
CH-1207
Geneva Switzerland

Synergy Asset Management Ltd.	620,373	10.5%	820,373[4]	5.1%
c/o Majid El Sohl
15, Rue Rodolphe Toepffer
1206 - Geneva, Switzerland

All Officers, Directors and	5,875,000	100%	7,926,621	49.9%
Shareholders of Ovale,
as a Group

[1]	The 1,126,334 figures doe not include the 1,949,541 shares of Orion current held by Mr. Fabert as a result of the
Initial Closing.
[2]	The 3,085,875 figure is the addition of 1,136,334 and 1,949,541, the latter being the number of shares, Mr. Fabert owns of record and beneficially at the present time.
[3]	Parthian is reported to have undertaken to deliver 697,000 shares to third parties as explained in footnote 3 to the table above showing the Securities Ownership of Certain Shareholders of Orion. Consequently after the Second Closing,
Parthian will remain with the 600,000 shares of Orion it currently owns. See the footnotes to the table showing
Securities Ownership of Certain Beneficial Owners of Orion above.

[4]	[4]Synergy is to receive 200,000 of the 697,920 shares to be distributed to Parthian, and by it to third parties, as explained
n the prior footnote. Consequently Synergy will hold 820,373 shares of record. See the footnotes to the table showing
Securities Ownership of Certain Beneficial Owners of Orion above.
[5]	Based on 15,856,532 shares of Orion then being outstanding.
[6]	Includes 18,500 shares of Orion owned by Atlantic.

Change in Control- Security Ownership of Certain Beneficial Owners of Orion and of its
Officers and Directors After the Exchange

Upon consummation of the Exchange Agreement with Ovale, it is believed that the only persons who will own or record or beneficially more than 5% of the outstanding common stock of Orion will be the persons listed below. Upon the Second Closing, Ovale will become a wholly-owned subsidiary of Orion. The ownership of management and the holders of record or beneficially, of more than 5% of the 15,856,532 shares which will then be outstanding will be as follows:

Name and Address of		Amount and Nature of
Beneficial Owner	Positions	Beneficial Ownership	Percentage of Class

Irwin Pearl	Director	- 0 -	-%
25 Nantwick Street
Lido Beach, NY
11561

Vladimir Fabert	Director and	3,085,875(1)	19.3%
36 Boulevard	President
Helvetique
1207 Geneva,
Switzerland

Gilles Neveu	Director and	2,800,000	17.7%
36 Boulevard	Executive Vice
Helvetique	President
1207 Geneva,
Switzerland

Richard Von Tscharner		825,469	5.2%
87 Route de Suisse,
1296 Coppet,
Switzerland

All officers and		5,885,875	37.1%
directors as a group
(four persons)

(1)	Does not include 720,000 shares held in the name of his wife, Alexandra, of which he denies beneficial ownership.

Certain Relationships And Related Transactions

(a)(b) On September 27, 2004, On October 12, 2004, Irwin Pearl, an executive officer and director of Orion, sold 10,000 shares of Orion's Common Stock under Rule 144 under the Securities Act.

On November, 2004, and in connection with the reverse acquisition business combination described herein in Item 1., Orion caused the original issuance of an aggregate of 5,900,000 restricted (i.e., unregistered) shares of its Common Stock registered in the name of 46 individual and/or entity stockholders of Ovale. The certificates of Mr. Fabert are being held by Ovale in escrow pending the final closing of the reverse acquisition business combination described herein in Item 1. Of the 46 stockholders, only Vladimir Fabert, an executive officer and director of Ovale (1, 949,541 shares or approximately 20%) and Alexandra Fabert, his wife, who is not otherwise affiliated with Ovale as an executive officer or director (720,000 shares or approximately 7%), are the record owners of more than 5% of Orion's issued and outstanding shares of Common Stock. On September 27, 2004, On October 12, 2004, Irwin Pearl, an executive officer and director of Orion, sold 10,000 shares of Orion's Common Stock under Rule 144 under the Securities Act.

On November 17, 2004, and in connection with the reverse acquisition business combination described herein in Item 1., Orion caused the original issuance of an aggregate of 5,900,000 restricted (i.e., unregistered) shares of its Common Stock registered in the name of 46 individual and/or entity stockholders of Ovale. Of the 46 stockholders, only Vladimir Fabert, an executive officer and director of Ovale (1, 949,541 shares or approximately 20%) and Alexandra Fabert, his wife, hold more than 5% of Orion's issued and outstanding shares of Common Stock. Mrs. Fabert holds 720,000 share or 7% of the currently outstanding shares of Orion. Mr. and Mrs. Fabert’s shares were held in escrow pending delivery to Orion of Ovale’s audited financials. Upon the delivery of those financials, on November 14, 2005, the noted Ovale shares were delivered to Mr. and Mrs. Fabert. Mr. and Mrs. Fabert deny beneficial ownership of the shares held by each other.

Except for the foregoing, and interests in the Ovale transactions, Orion has not been advised, nor does it have any reason to believe that during the fiscal year ended April 30, 2006, any officer, director or relative or spouse of the foregoing persons or any relative of such person who has the same home as such person, or is or was a director or other officer of any parent of Orion or any shareholder known by Orion to own of record or beneficially more than five (5%) percent of Orion's Common Stock, had a direct or indirect material interest in any transaction or presently proposed transaction to which Orion or any of its parents was or is a party.

(c) Parents. As at April 30, 2006, Vladimir Fabert, an executive officer and director of Ovale, may be deemed to be a parent of Orion. However, control remains in the current board of directors under the Share Exchange Agreement with Ovale.

Risk Factors Concerning Orion

No Operating History or Revenue and Minimal Assets.

The Company has had no operating history nor any revenues or earnings from operations for at least the last three years. The Company has no significant assets or financial resources. The Company will, in all likelihood, incur operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in the Company incurring a net operating loss which will increase continuously until the Company can consummate a business combination with a target company. There can be no assurance that the Company will be able to identify such a target company and consummate such a business combination on acceptable terms or that it will derive any benefit from the net operating loss.

Speculative Nature of the Company's Proposed Operations.

The success of the Company's proposed reverse acquisition business combination with Ovale will depend on the operations, financial condition and management of Ovale. There can be no assurance that Ovale will be successful in its proposed high end infant's clothing and giftware business.

Reporting Requirements May Delay or Preclude Acquisition.

Section 13 of the Exchange Act requires companies subject thereto to provide certain information about significant acquisitions including certified financial statements for the Company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare such financial statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the 34 Act are applicable.

Lack of Market Research or Marketing Organization.

The Company has not conducted, nor have others made available to it, market research indicating that demand exists for the transactions contemplated by the Company. Even in the event demand exists for a merger or acquisition of the type contemplated by the Company, there can be no assurance the Company will be successful in completing any such business combination.

Lack of Diversification.

The Company's proposed operations, even if successful, will, at least in the short term and in all likelihood in the long term, result in the Company engaging in a business combination with only one business opportunity. Consequently, the Company's activities will be limited to those engaged in by the business opportunity which the Company merges with or acquires. The Company's inability to diversify its activities into a number of areas may subject the Company to economic fluctuations within a particular business or industry and therefore increase the risks associated with the Company's operations..

Reduction of Percentage Share Ownership Following the Exchange.

The Company's primary plan of operation is based upon the consummation of a business combination with a business entity which, in all likelihood, will result in the Company issuing securities to shareholders of such business entity. The issuance of previously authorized and unissued common stock of the Company would result in reduction in percentage of shares owned by the present shareholders of the Company and would most likely result in a change in control or management of the Company.

Taxations Considerations Will Affect Any Future Deal

Federal and state tax consequences will, in all likelihood, be major considerations in any business combination the Company may undertake. Currently, such transactions may be structured so as to result in tax-free treatment to both companies, pursuant to various federal and state tax provisions. The Company intends to structure any business combination so as to minimize the federal and state tax consequences to both the Company and the target company; however, there can be no assurance that such business combination will meet the statutory requirements of a tax-free reorganization or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes which may have an adverse effect on both parties to the transaction or their respective shareholders.

Cost of Compliance with Exchange Act Certain Reporting Requirements

Section 13 of the Exchange Act requires companies subject thereto to provide certain information about significant acquisitions including certified financial statements for the Company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare such financial statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the 34 Act are applicable.

ORION’S ANNUAL AND QUARTERLY REPORTS: INCORPORATION BY REFERENCE

AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Orion is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any document Orion filed at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of Orion's SEC filings are also available to the public from the SEC's EDGAR web site at www.sec.gov.

The SEC allows filers to "incorporate by reference" information into their information statements, which means that filers can disclose important information to recipients of Information Statements by referring them to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by Orion with the Securities and Exchange Commission (SEC File Number 000-23873) and contain important information about Orion and its finances, are incorporated into this Information Statement:

•	Our Annual Report on Form 10-KSB for the fiscal year ended April 30, 2005, filed with the SEC on August 18, 200

•	Quarterly Reports on 10-QSB for the quarters ended January 31, 2005 and July 31, 2005 filed with the SEC on March 22, 2005 and September 22, 2005

     Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than Exhibits to such documents, unless such Exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at: 222 Grace Church Street, Suite 300, Port Chester, New York 10573, telephone (914) 939-5081.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Irwin Pearl
Irwin Pearl, President

LIST OF EXHIBITS

Exhibit A:	Exchange Agreement dated September 15, 2004
Exhibit B:	Amendment to the Exchange Agreement dated November 8, 2004
Exhibit C:	Amendment to the Exchange Agreement dated January 3, 2006
Exhibit D:	Form of Certificate of Amendment
Exhibit E:	Audited Financial Statements of Orion
Exhibit F:	Audited Financial Statements of Ovale
Exhibit G:	Unaudited Financial Statements of Ovale for the Six Months Ended June 30, 2006
Exhibit H:	Pro Forma Financial Statements of Orion
Exhibit I:	New Jersey Statutes Annotated Sections 14A:5-6

                                      Exhibit A:  Exchange Agreement

                        SHARE EXCHANGE AGREEMENT

                            BY AND BETWEEN

                 ORION DIVERSIFIED TECHNOLOGIES, INC.

                                 AND

                              OVALE, SA

                      DATED  SEPTEMBER 15, 2004

                         Table of Contents

ARTICLE I  EVENTS TO TAKE PLACE AT THE CLOSING                          6
  SECTION 1.1. Agreement to  Exchange. Common Stock and Cancel Debt     6
  SECTION 1.2. Closing                                                  6
ARTICLE II  REPRESENTATIONS AND WARRANTIES OF OVALE                     7
  SECTION 2.1. Corporate Organization                                   7
  SECTION 2.2. Capitalization Of Ovale                                  7
  SECTION 2.3. Subsidiaries and Equity Investments                      8
  SECTION 2.4. Authorization and Validity of Agreements                 8
  SECTION 2.5. No Conflict or Violation                                 8
  SECTION 2.6. Consents and Approvals                                   8
  SECTION 2.7. Financial Statements                                     8
  SECTION 2.8. Absence of Certain Changes or Events                     9
  SECTION 2.9. Tax Matters                                             10
  SECTION 2.10. Absence of Undisclosed Liabilities                     10
  SECTION 2.11. Interests in Real Property                             11
  SECTION 2.12. Personal Property                                      11
  SECTION 2.13. Licenses, Permits and Governmental Approvals.          11
  SECTION 2.14. Compliance with Law                                    11
  SECTION 2.15. Litigation                                             11
  SECTION 2.16. Contracts                                              12
  SECTION 2.17. Employee Plans                                         13
  SECTION 2.18. Insurance                                              13
  SECTION 2.19. Environmental Matters                                  13
  SECTION 2.20. Labor Matters                                          13
    A. Except as set forth in Schedule 2.20                            13
    B. Except as set forth in Schedule 2.20                            14
  SECTION 2.21. Disclosure                                             14
  SECTION 2.22. Survival                                               15
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF OVALE SHAREHOLDERS,
             AND OF FABERT AS LENDER                                   15
  SECTION 3.1. Authorization and Reliability of Agreement of the
               Ovale Shareholders                                      15
  SECTION 3.2. Free and Clear Ownership of Shares                      15
  SECTION 3.3. Authorization and Reliability of Agreement of Fabert
               as Lender                                               15
  SECTION 3.4. Investment Understanding and Representation by Orion    15
  SECTION 3.5. Investment Representations Regarding the Orion Shares,
               Legending and Stop Orders                               16
ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF ORION                    16

  SECTION 4.1. Corporate Organization, Books and Records               16
  SECTION 4.2. Capitalization of Orion; Title to the Shares            17
    A. Capitalization and Planned Capitalization                       17
    B. Free Trading and Other Securities                               17
  SECTION 4.3. Subsidiaries                                            18
  SECTION 4.4. Authorization and Validity of Agreements                18
  SECTION 4.5. No Conflict or Violation                                18
  SECTION 4.6. Consents and Approvals                                  18
  SECTION 4.7. Financial Statements                                    19
    A. Audited Financial Statements                                    19
    B. Unaudited Financial Statements                                  19
  SECTION 4.8. Absence of Certain Changes or Events                    19
  SECTION 4.9. Tax Matters                                             20
  SECTION 4.10. Absence of Undisclosed Liabilities                     20
  SECTION 4.11. Interests in Real Property                             21
  SECTION 4.12. Personal Property                                      21
  SECTION 4.13. Licenses, Permits and Governmental Approvals           21
  SECTION 4.14. Compliance with Law                                    21
  SECTION 4.15. Litigation                                             21
  SECTION 4.16. Contracts                                              22
  SECTION 4.17. Employee Plans                                         23
  SECTION 4.18. Insurance                                              23
  SECTION 4.19. Environmental Matters                                  23
  SECTION 4.20. Labor Matters                                          23
    A. Orion is not a party to                                         23
    B. Except as set forth in Schedule 4.19                            24
  SECTION 4.21. Investment Intent                                      24
  SECTION 4.22. SEC Filings                                            24
  SECTION 4.23. Disclosure                                             25
  SECTION 4.24. Survival                                               25
ARTICLE V  MUTUAL PRE-CLOSING COVENANTS                                25
  SECTION 5.1. Certain Changes and Conduct of Business                 25
  SECTION 5.2. Access to Properties and Records                        27
  SECTION 5.3. Negotiations                                            27
  SECTION 5.4. Consents and Approvals                                  28
  SECTION 5.5. Public Announcement                                     28
  SECTION 5.6. Original Issuance                                       28
ARTICLE VI  CONDITIONS TO OBLIGATIONS OF ORION                         28
  SECTION 6.1. Representations and Warranties of Ovale                 28

                                  2

  SECTION 6.2. Agreements and Covenants                                28
  SECTION 6.3. Consents And Approvals                                  29
  SECTION 6.4. No Violation of Orders                                  29
  SECTION 6.5. Good standing and Other Certificates                    29
  SECTION 6.6. Other Closing Documents                                 30
ARTICLE VII  CONDITIONS TO OBLIGATIONS OF OVALE                        30
  SECTION 7.1. Representations and Warranties of Orion                 30
  SECTION 7.2. Agreements and Covenants                                30
  SECTION 7.3. Consents and Approvals                                  30
  SECTION 7.4. No Violation of Orders                                  30
  SECTION 7.5. Good Standing and Other Certificates                    31
  SECTION 7.6. Other Closing Documents                                 31
  SECTION 7.7. Corporate Matters                                       31
ARTICLE VIII  TERMINATION AND ABANDONMENT                              32
  SECTION 8.1. Methods of Termination                                  32
  SECTION 8.2. Procedure Upon Termination                              33
ARTICLE IX  POST-CLOSING AGREEMENTS                                    33
  SECTION 9.1. Consistency in Reporting                                33
ARTICLE X  MISCELLANEOUS PROVISIONS                                    33
  SECTION 10.1. Survival of Provisions                                 33
  SECTION 10.2. Publicity                                              34
  SECTION 10.3. Successors and Assigns; No Third-Party Beneficiaries   34
  SECTION 10.4. Finders                                                34
  SECTION 10.5. Fees and Expenses                                      34
  SECTION 10.6. Notices                                                34
  SECTION 10.7. Entire Agreement                                       35
  SECTION 10.8. Severability                                           35
  SECTION 10.9. Titles and Headings                                    35
  SECTION 10.10. Counterparts                                          35
  SECTION 10.11. Convenience of Forum; Consent to Jurisdiction         35
  SECTION 10.12. Enforcement of The Agreement                          35
  SECTION 10.13. Governing Law                                         35
  SECTION 10.14. Schedules                                             36

                                     3

THIS SHARE EXCHANGE AGREEMENT, (the "Agreement") made this 15th day of
September, 2004, by and between
  1) Orion Diversified Technologies, Inc. a New Jersey corporation with an office at 630 Shore Road,  Suite 505, Long Beach, NY 11561 ("Orion"),
  2) Ovale, S.A., a Swiss societe anonyme with its principal office at 36
  Boulevard, Helvetique CH-1207 Geneva, Switzerland  ("Ovale"),
  3) The individual holders of all 100 outstanding Class A shares of
  Ovale's common stock, 1,000 CHF (i.e., Swiss Francs) par value and the individual holders of all 150 outstanding Class B shares of Ovale's common stock, 5,000 CHF par value (the "Ovale Shares") (the "Ovale
  Shareholders"), and
  4) Vladimir Fabert, a Lender, with his principal place of business at
  36 Boulevard, Helvetique CH-1207 Geneva, Switzerland ("Fabert").

Orion, Ovale, the Ovale Shareholders, and Fabert are sometimes hereinafter individually referred to as a "Party" and collectively as the "Parties."

A. WHEREAS, Ovale is a Societe Anonyme, organized under the laws of
Switzerland, the shares of which are privately held, and all of its beneficial shareholders are listed on Exhibit 1 hereto;
B. WHEREAS, Orion is a corporation organized under the laws of the State of New Jersey with a class of securities registered with the Securities and Exchange Commission ("SEC") pursuant to Section 12(g) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act");
C. WHEREAS on May 9, 2003 Orion, Ovale, and the Ovale Shareholders
entered into an agreement which was intended to carry out the same transaction as this Agreement, and that agreement has been amended from time to time;
D. WHEREAS in June, 2003, certain Class A Shareholders of Ovale ("June
Borrowers") borrowed CHF 50,000 from Orion;
E. WHEREAS since May 9, 2003, Fabert, as a lender to Ovale, has arranged for a loan to be made to Ovale for a maximum of 700,000 Euros(the
"Fabert-Ovale Loan");
F. WHEREAS Fabert and Ovale have agreed that Fabert will accept shares of Orion at the ratio of 1.667 Orion shares for each Euro lent to Ovale by Orion as of the time of the closing as payment of  the Fabert-Ovale
Loan;
G. WHEREAS the parties desire to amend and restate their prior agreements in the form of this Agreement so that it replaces all prior agreements between them;
H. WHEREAS, the respective board of directors of Orion and Ovale have approved the exchange of the Ovale Shares and the Fabert-Ovale Loan in consideration for a maximum of

                                  4

11,775,000 shares of Orion's Common Stock, $.01 par value per share (the
"Orion Shares"),  and  the payment of 50,000 CHF to the holders of
Ovale's Class A shares in the form of the forgiveness of the outstanding sum payable pursuant to the terms of this Agreement (the "Share
Exchange"), all with the intent that immediately following the Share
Exchange, the Ovale Shareholders shall hold a maximum of  75% of the outstanding shares of Orion's common stock  and Ovale shall be a wholly owned subsidiary of Orion; and

I. WHEREAS, the Share Exchange is not intended to qualify as a tax free
reorganization under   the U.S. Internal Revenue Code of 1986, as amended
(the "Code").

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the Parties hereby agree as follows:

ARTICLE I  EVENTS TO TAKE PLACE AT THE CLOSING.

SECTION 1.1. Agreement to  Exchange. Common Stock and Cancel Debt.

On the Closing Date (as that term is hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement,

1) the Ovale Shareholders shall sell, assign, transfer, convey and deliver all the Ovale Shares (and the certificates representing them)
   to Orion; and Orion shall accept the Ovale Shares  in  exchange for
   10,608,100 newly issued Orion Shares delivered to the Ovale
   Shareholders on a pro rata basis;
2) the June Borrowers  shall accept, and Orion shall pay to them,
   CHF50,000 as additional payment for their Class A Ovale shares; and
   the debt of the June Borrowers to Orion shall thus be extinguished;
3) Fabert, as Lender, shall assign the Fabert-Ovale Loan to Orion, and
   Orion shall issue to Fabert, up to 1,166,900 Orion Shares at the ratio of 1.667 Orion Share per Euro of the Fabert-Ovale Loan outstanding for the assignment of the Fabert-Ovale loan;
4) As a result of the transactions set forth in this section 1.1 there shall be issued and outstanding 15,836,532 Orion Shares of which the
   Ovale Shareholders, and Fabert (as Lender) shall own of record
   11,775,000 Orion Shares.  (The 11,775,000 shares does not include
   Orion shares owned by Ovale shareholders prior to the execution of this Agreement.)

SECTION 1.2. Closing.

The closing of the Share Exchange (the "Closing") shall take place at
10:00 a.m. E.S.T. on the second business day after the conditions to closing set forth in Articles VI and VII have been

                                   5

satisfied or waived, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date"), at the principal offices of
Orion's counsel at 477 Madison Avenue, 14th Floor, New York, New York. At
the Closing, the Parties shall carry out the transactions set out in
Section 1.1, and the Ovale Shareholders shall deliver to Orion the stock certificates representing the Ovale Shares.  The Ovale Shares delivered to Orion shall be represented by certificates duly endorsed in blank with
Medallion signatures guaranteed, for transfer or accompanied by appropriate stock powers similarly executed, and Orion shall deliver duly issued share certificates issued in the names designated by Ovale.

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF OVALE

Ovale hereby represents and warrants to and agrees with Orion as follows:

SECTION 2.1. Corporate Organization.

Ovale is a societe anonyme duly organized on October 17, 2002, validly existing and in good standing under the laws of the Confederation of
Switzerland, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business and in good standing in each jurisdiction where the nature of the business conducted or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of
Ovale (an "Ovale Material Adverse Effect");

Copies of the Articles of Incorporation and By-laws of Ovale, with all amendments thereto to the date hereof, have been furnished to Orion, and such copies (attached hereto as Schedule 2.1) are accurate and complete as of the date hereof. The minute books of Ovale are current as required by law, contain the minutes of all meetings of the Board of Directors from date of incorporation to this date, and adequately reflect all material actions taken by the Board of Directors of Ovale and copies thereof shall be delivered to Orion prior to the Closing Date including the corporate action referenced in Section 2.4.

SECTION 2.2. Capitalization Of Ovale.

The authorized capital stock of Ovale consists of  100 Class A shares of common stock, 1,000 CHF  par value per share, of which  100  shares are issued and outstanding and 150 Class B shares of common stock, 5,000 CHF
(i.e., Swiss Francs) par value per share, of which  150 shares are issued and outstanding, a total share capital of 850,000 CHF.  All of the shares of capital stock have been duly authorized and validly issued, and are fully paid and non-assessable and no personal liability attaches to the ownership thereof. The Ovale Shares represent 100% of the outstanding shares of capital stock of Ovale, and there are no options, warrants, agreements,

                                6

commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of Ovale outstanding. All the beneficial holders of the Ovale Shares are listed on Exhibit 1.

SECTION 2.3. Subsidiaries and Equity Investments.

Ovale has no subsidiaries or equity interest in any corporation, partnership, joint venture, or other entity except for those set forth in Schedule 2.3.

SECTION 2.4. Authorization and Validity of Agreements.

Ovale has all corporate power and authority to execute and deliver this
Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this
Agreement by Ovale and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Ovale are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

SECTION 2.5. No Conflict or Violation.

The execution, delivery and performance of this Agreement by Ovale does not and will not violate or conflict with any provision of the Articles of Incorporation or By-laws of Ovale, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under, or give to any other entity any right of termination, amendment, acceleration or cancellation, of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Ovale is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Ovale, nor result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which Ovale is bound.

SECTION 2.6. Consents and Approvals.

No consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation is required, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement or the performance by Ovale of its or their obligations hereunder has been done.

SECTION 2.7. Financial Statements.

1) As a condition precedent to Closing, Ovale shall furnish to Orion audited financial

                                  7

statements for the period from inception through its fiscal year end,
December 31st, 2003; (such financial statements being hereinafter referred to as the "Ovale Audited Financial Statements"). The Ovale
Audited Financial Statements, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles,
(ii) present fairly, in all material aspects, the financial position, results of operations and changes in financial position of Ovale, as of such date and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of Ovale, (iv)
are reconciled with the financial statements and the financial records maintained and the accounting methods applied by Ovale for federal income tax purposes, (v) and contain all entries recommended by Ovale's independent certified public accountants.

2) Ovale shall furnish Orion with such unaudited interim financial statements as shall be required to comply with the applicable rules of the SEC necessary to consummate this transaction (the "Ovale Unaudited
Financial Statements").  The Ovale Unaudited Financial Statements shall reflect all adjustments that are, in the opinion of its management, necessary to a fair statement of the results for the interim periods presented.  The Ovale Audited Financial Statements and the Ovale
Unaudited Financial Statements are hereinafter collected referred to as the "Ovale Financial Statements".

SECTION 2.8. Absence of Certain Changes or Events.

Since December 31st, 2003, and except as set forth on Schedule 2.8:

1) Ovale has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or conditions financial or otherwise of Ovale. Ovale does not know or have reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of Ovale;

2) There has not been any substantive change in any method of accounting or accounting practice of Ovale;

3) There has not been any declarations, setting aside or payment of dividends or distributions with respect to shares of Ovale or any redemption, purchase or other acquisition of any of Ovale's securities by Ovale; and

4) There has not been a material increase in the compensation payable or to become payable to any director or officer of Ovale.

                                  8

SECTION 2.9. Tax Matters.

1) All tax returns, reports, or information returns or other documents
(including any related or supporting information) required to be filed before the Closing in respect of Ovale have been filed, and Ovale has paid, accrued or otherwise adequately reserved for the payment of all
Taxes (as that term is hereinafter defined) required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed.
Copies of such returns shall be furnished to Orion prior to the Closing
Date.  All Taxes of Ovale have been paid or adequately provided for and
Ovale knows of no proposed additional tax assessment against Ovale not adequately provided for in the Ovale Financial Statements. No deficiency for any Taxes has been asserted or assessed by a taxing authority against
Ovale; there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of Ovale. In the ordinary course,
Ovale makes adequate provision on its books for the payment of Taxes
(including for the current fiscal period) owed by Ovale. Ovale has not executed an extension or waiver of any statute of limitations on the assessment or collection of Tax that is currently in effect.

2) "Taxes" shall, for purposes of this Agreement, mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

SECTION 2.10. Absence of Undisclosed Liabilities.

1) Ovale has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of
Ovale included in the Financial Statements other than liabilities i ncurred or accrued in the ordinary course of business since the date of the last financial statements (annual or quarterly) furnished to Orion.

2) Financial Statements. Except as shown in such balance sheets or in the notes to the Ovale Financial Statements, Ovale is not directly or indirectly liable upon, or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except for debts undertaken in the ordinary course of its business, none of which will have a material adverse effect upon Ovale.

                                 9

SECTION 2.11. Interests in Real Property.

Ovale does not own any item of or interest in real property, but leases the property shown on Schedule 2.11.

SECTION 2.12. Personal Property.

Ovale owns all personal property ("Personal Property") purported to be owned by it as of the date hereof, in each case free and clear of all
Liens, except for those Liens described in Schedule 2.12. All of the
Personal Property owned or leased by, and commonly used or necessary for or in the operations of Ovale: (i) is in such operating condition or repair as may be necessary to carry on the business of Ovale as it is now being conducted, subject only to ordinary wear and tear; and (ii) is sufficient, in the aggregate, to carry on the ordinary course of business of Ovale.

SECTION 2.13. Licenses, Permits and Governmental Approvals.

Except as set forth on Schedule 2.13, there are no  licenses, permits, franchises, authorizations and approvals issued or granted to Ovale by any national, federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"). (Schedule 2.13 need not list vehicle registrations, occupancy licenses, if any, export/import licenses, etc. the absence of which would not have a material adverse effect upon its business.)

SECTION 2.14. Compliance with Law.

The operations of Ovale have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over Ovale and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a Ovale Material Adverse Effect.
Ovale has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to Ovale or any of its assets, properties or operations.

SECTION 2.15. Litigation.

There are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Ovale's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against Ovale or any of its officers, directors, employees, agents or affiliates

                              10

involving, affecting or relating to any assets, properties or operations of Ovale or the transactions contemplated by this Agreement, nor is any basis known to it for any such action, suit, proceeding or investigation.
Schedule 2.15 sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither
Ovale nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any country, judicial, state or local court or governmental or regulatory authority or arbitrator, that would have a Ovale Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

SECTION 2.16. Contracts.

Schedule 2.16 sets forth a true and complete list of all material contracts, agreements and other instruments to which Ovale is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material

1) contracts, agreements and commitments not made in the ordinary course of business;
2) purchase and supply contracts with a value in excess of $25,000;
3) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit;
4) leases and subleases of real or personal property;
5) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights;
6) contracts or commitments limiting or restraining Ovale from engaging or competing in any lines of business or with any person, firm, or corporation;
7) partnership and joint venture agreements; and
8) all amendments, modifications, extensions or renewals of any of the foregoing. (The foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof. Ovale has performed all obligations required to be performed by it to date hereunder, and is not in default in respect of any Commitment, and to Ovale's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the best of Ovale's knowledge and belief, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

                                 11

SECTION 2.17. Employee Plans.

Ovale maintains no pension, savings, stock option, retirement, severance, health, insurance or other employee benefit plan (collectively referred to herein as the "Plans") nor has any obligation to contribute to such
Plans other than required by the laws of the jurisdiction in which Ovale is active.

SECTION 2.18. Insurance.

Schedule 2.18 lists the insurance and the aggregate coverage amount and type and generally applicable deductibles of all policies of title, liability, fire, casualty, business interruption, workers' compensation, disability and other forms of insurance insuring the properties, assets and operations of the business of Ovale. Except as set forth in Schedule
2.18, all such policies and bonds are in full force and effect, underwritten by financially sound and reputable insurers (to Ovale's best knowledge) and sufficient for all applicable requirements of law and will not in any way be affected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. Ovale is not in material default under any provisions of any such policy of insurance and has not received notice of cancellation of any such insurance.  Except as set forth in Schedule 2.18, there is no claim by
Ovale pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

SECTION 2.19. Environmental Matters.

No licenses, permits or other authorizations are required under applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and Ovale is in compliance with all
Environmental Laws and with all such licenses, permits and authorizations except where the failure to comply would not have a Ovale Material
Adverse Effect. Ovale has not performed or suffered any act which could give rise to, or has otherwise incurred liability to any person
(governmental or otherwise) under any Environmental Laws, nor has Ovale received notice of any such liability or any claim therefore.

SECTION 2.20. Labor Matters.

A. Except as set forth in Schedule 2.20:

1) Ovale is not a party to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission;
2) Ovale is not a party to any agreement, policy or practice that requires it to pay

                                12

   termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law);
3) Ovale is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Ovale nor does
   Ovale know of any activities or proceedings of any labor union to organize any such employees.  Ovale has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder.
B. Except as set forth in Schedule 2.20:
1) Ovale is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment;
2) there is no unfair labor practice charge or complaint pending;
3) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to Ovale's best knowledge, threatened against or affecting Ovale, and Ovale has not experienced any strike, material slowdown or material work stoppage, lockout or other collective labor action by or with respect to employees of Ovale since the date of its last Financial Statement;
4) there is no question concerning union representation or negotiations of terms of employment and no union represents any Ovale employees.
5) there are no charges with respect to or relating to Ovale pending before the U.S. Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; and
6) Ovale has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of Ovale and no such investigation is in progress.

SECTION 2.21. Disclosure.

This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby or on behalf of Ovale in connection with the transactions contemplated by this Agreement, individually and when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

                                 13

SECTION 2.22. Survival.

Each of the representations and warranties set forth in this Article II shall be deemed represented and made by Ovale at the Closing as if made at such time and shall survive the Closing for a period terminating on the first anniversary thereof.

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF OVALE SHAREHOLDERS, AND
             OF FABERT AS LENDER

The Ovale Shareholders, and Fabert as Lender  severally (except as expressly stated otherwise) , represents and warrants to and agrees with
Orion as follows:

SECTION 3.1. Authorization and Reliability of Agreement of the Ovale
Shareholders.

The Ovale Shareholders, have the power to enter into this Agreement and to carry out their obligations hereunder.  This Agreement has been duly executed by the Ovale Shareholders, or their authorized representative, and constitutes the valid and binding obligation of the Ovale
Shareholders and is enforceable against the Ovale Shareholders in accordance with its terms.

SECTION 3.2. Free and Clear Ownership of Shares

Each Ovale Shareholder owns his Ovale Shares free and clear of any and all liens, claims or encumbrances of any nature or description.  Each
Ovale Shareholder severally represents that he is the sole record and beneficial owner of the Ovale Shares set forth opposite such holder's name on Schedule 3.1 hereto, that he has the sole and undisputed power, right and authority to sell, transfer, option, pledge or hypothecate the same; and owns his Ovale Shares free and clear of any and all liens, suits, proceedings, claims and encumbrances of any kind, nature or description whether accrued, absolute, contingent or otherwise. To the best knowledge and belief of each holder, the Ovale Shares held by him are duly and validly issues, fully paid and non-assessable, and represent, respectively, the only issued and outstanding voting securities of Ovale in which  he has any interest.

SECTION 3.3. Authorization and Reliability of Agreement of Fabert as
Lender.

Fabert, as Lender, has the power to enter into this Agreement and to carry out his obligations hereunder.  This Agreement has been duly executed by him, and constitutes his valid and binding obligation as
Lender, and is enforceable against him as Lender in accordance with its terms.

SECTION 3.4. Investment Understanding and Representation by Orion.

Each of the Ovale Shareholders and Fabert as Lender has been advised, and by their respective execution of this Agreement, hereby agrees, accepts and acknowledges that none of the Orion Shares to be exchanges and delivered hereunder shall have been registered under the Securities

                                 14

Act of 1933, as amended (the "Securities Act"), and that in originally issuing the Orion Shares to each of them, Orion will be relying upon an exemption from registration based upon the investment and other representations of each of them.

SECTION 3.5.  Investment Representations Regarding the Orion Shares,
Legending and Stop Orders.

Each of the Ovale Shareholders, and Fabert, as Lender, is acquiring the
Orion Shares for their own respective accounts and each has no present arrangement or agreement for the sale, pledge or hypothecation of the
Orion Shares to any person or firm and each has acknowledged that they are acquiring the Orion Shares in good faith for the purposes of investment, that the Orion Shares have not been registered under the
Securities Act, and that each has have agreed to the placement of the following  restrictive legend on the certificates representing the Orion
Shares.

  "The Shares represented by this certificate have not been registered under the Securities Act of 1933 as amended. They may not be sold, assigned or transferred in the absence of an effective registration statement for the Shares under the said Securities Act, receipt of a
  'no action' letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Corporation that registration is not required under said Securities Act."

Each has further agreed that the Orion Shares will be the subject of standard stop transfer order on the books and records of Bench's transfer agent.

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF ORION

Orion represents and warrants to and agrees with Ovale and the Ovale
Shareholders as follows:

SECTION 4.1. Corporate Organization, Books and Records.

1) Orion is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction where the nature of the business conducted by Orion or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of Orion (an "Orion Material Adverse
Effect").

2) Copies of the Articles of Incorporation and By-laws of Orion, with all amendments thereto to the date hereof, have been furnished to Ovale, and such copies (annexed hereto as Schedule 4.1) are accurate and complete as of the date hereof. The minute books of Orion are current as required by law, contain the minutes of all meetings of the Board of Directors, committees of the Board of Directors from the date of incorporation to this date, and adequately

                                 15

reflect all material actions taken by the Board of Directors and committees of the Board of Directors of Orion.

3) The minute books of Orion, all the contents of which have been previously made available to Ovale and its representatives, contain accurate records of all meetings of, and corporate action taken by
(including action taken by written consent), the shareholders and Board of Directors of Orion.  Orion does not have any of its respective records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Orion.

SECTION 4.2. Capitalization of Orion; Title to the Shares.

A. Capitalization and Planned Capitalization

The authorized capital stock of Orion consists of (a) 10,000,000 shares of common stock, par value $.01 per share, of which 4,061,532 shares are issued and outstanding and no shares are reserved for issuance (the
"Orion Shares"). All of the outstanding Orion Shares have been duly authorized and validly issued, and are fully paid and non-assessable and free of preemptive or similar rights and no personal liability attaches to the ownership thereof.  As of the date of Closing, the Board of
Directors and a majority of the shareholders of Orion shall have duly authorized an amendment of Orion's Certificate of Incorporation so as to approve: (i) an increase in its authorized shares of Common Stock to
22,000,000 shares; (ii) the creation of a class of authorized shares of
Preferred Stock in the amount of 2,000,000 shares; and (iii) the change in the name of Orion to Ovale Holdings Corporation.  Said amendment to the Certificate of Incorporation shall have been duly and properly filed by the date of Closing.  The Orion Shares are the sole outstanding shares of capital stock of Orion, and there are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of Orion.

B. Free Trading and Other Securities.

Except as set forth on Schedule 4.2B, all the issued and outstanding shares of Orion are freely tradeable in compliance with the Securities
Act. Schedule 4.2, certified by Orion's transfer agent, lists all the holders of record, and persons known to hold shares beneficially, who hold shares issued in private placements or otherwise pursuant to exemptions from registration under the Securities Act which are not free trading shares.  All such shares are the subject of standard stop transfer order on the books and records of Orion's transfer agent.

                                16

SECTION 4.3. Subsidiaries.

Orion has no subsidiaries and no investments, directly or indirectly, or the financial interest in any other corporation or business organization, join venture, or partnership of any kind whatsoever.

SECTION 4.4. Authorization and Validity of Agreements.

Orion has all corporate power and authority to execute and deliver this
Agreement, to execute all attendant documents and instruments necessary to consummate the transaction herein contemplated, and to exchange the
Orion Shares with the Ovale Shareholders, and to otherwise  perform its obligations hereunder and to consummate all the transactions contemplated hereby.  All of the Orion Shares to be issued  pursuant to this Agreement, when issued and delivered as provided herein, shall be duly authorized, validly issued and non-assessable and free of preemptive or similar rights.  The execution and delivery of this Agreement by Orion and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Orion are necessary to authorize this
Agreement or to consummate the transactions contemplated hereby.

SECTION 4.5. No Conflict or Violation.

Except as otherwise set forth on Schedule 4.4, the execution, delivery and performance of this Agreement by Orion does not and will not violate or conflict with any provision of the Articles of Incorporation or
By-Laws of Orion, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Orion is a party or by which it is bound or to which any of its respective properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Orion, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which Orion is bound.

SECTION 4.6. Consents and Approvals.

Schedule 4.5 sets forth a true and complete list of each consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by Orion or the performance by
Orion of its obligations hereunder.

                                   17

SECTION 4.7. Financial Statements.

A. Audited Financial Statements.

Orion has heretofore furnished to Ovale audited financial statements as of and for the two fiscal years ended on April 30, 2004, accompanied by the report thereon of Orion's Independent Certified Public Accountants,
(the "Orion Audited Financial Statements"). The Orion Audited Financial
Statements, including the notes thereto: (i) were prepared in accordance with generally accepted accounting principles; (ii) present fairly, in all material respects, the financial position, results of operations and changes in financial position of Orion as of such dates and for the periods then ended; (iii) are complete, correct and in accordance with the books of account and records of Orion: (iv) are reconciled with the financial statements and the financial records maintained and the accounting methods applied by Orion for federal income tax purposes, and
(v) contain all entries recommended by Orion's Accountants.

B.  Unaudited Financial Statements.

Orion has heretofore furnished to Ovale unaudited financial statements as of and for the nine months ended January 31, 2004, accompanied by the report thereon of Orion's Independent Certified Public Accountants As a
condition precedent to the Closing. Orion will furnish to Ovale audited financial statements for its fiscal year ended April 30, 2004, accompanied by the report thereon of Orion's Independent Certified
Public Accountants and will also furnish Ovale with any subsequently dated unaudited financial statements which Orion is required to file with the SEC in order to maintain its reporting status (Orion unaudited financial statements are referred to herein as the "Orion Unaudited
Financial Statements" Orion Audited Financial Statements are referred to herein as the "Orion Audited Financial Statements" and together they are referred to as the "Orion Financial Statements"). The Orion Audited
Financial Statements, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles, (ii) present fairly, in all material respects, the financial position, results of operations and changes in financial position of Orion as of such dates and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of Orion, (iv) are reconciled with the financial statements and the financial records maintained and the accounting methods applied by Orion for federal income tax purposes, and (v) contain all entries recommended by Orion's
Accountants.

SECTION 4.8. Absence of Certain Changes or Events.

Since  April 30,  2004  and except (i) as contemplated by this Agreement, or (ii) set forth in the periodic reports filed by Orion with the SEC under the Exchange Act (the "Orion Public Reports") or (iii) as set forth on Schedule 4.7:

1) Orion has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations,

                                18

prospects, net income or conditions financial or otherwise of Orion.
Orion does not know or has reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of Orion;

2) There has not been any substantive change in any method of accounting or accounting practice of Orion;

There have not been any declarations, setting aside or payment of dividends or distributions with respect to shares of Orion or any redemption, purchase or other acquisition of any other Orion's securities; and any increase in the compensation payable or to become payable to any director or officer of Orion other than pursuant to employment agreements or consistent with prior past practices.

SECTION 4.9. Tax Matters.

All tax returns, reports, or information returns or other documents
(including any relating or supporting information) required to be filed before the Closing in respect of Orion have been filed, and Orion has paid, accrued or otherwise adequately reserved for the payment of all
Taxes required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed. All Taxes of Orion have been paid or adequately provided for and Orion knows of no proposed additional tax assessment against Orion not adequately provided for in the Financial Statements.
No deficiency for any Taxes has been asserted or assessed by a taxing authority against Orion; there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of Orion. In the ordinary course, Orion makes adequate provision on its books for the payment of Taxes (including for the current fiscal period) owed by Orion.
Orion has not executed an extension or waiver of any statute of limitations on the assessment or collection of tax that is currently in effect.

"Taxes" shall for purposes of this Agreement mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body, which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

SECTION 4.10. Absence of Undisclosed Liabilities.

Orion has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of
Orion as of April 30, 2004   other than liabilities incurred or accrued
in the ordinary course of business since the date of the last financial

                                19

statement (annual or quarterly) furnished to Ovale. Except as shown in such balance sheets or in the notes to the Financial Statements or as disclosed in a Orion Public Report, (as hereinafter defined) Orion is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements, or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except endorsements in the ordinary course of business in connection with the deposit of items for collection.
...
SECTION 4.11. Interests in Real Property.

Orion does not own or lease any real property.

SECTION 4.12. Personal Property.

Orion does not own any personal property, real property or properties that may be deemed to be a mix of personal property and real property.

SECTION 4.13. Licenses, Permits and Governmental Approvals.

There are no licenses, permits, franchises, authorizations and approvals issued or granted to Orion by any federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"), or any pending applications therefore.

SECTION 4.14. Compliance with Law.

The operations of Orion have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over Orion and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a Orion Material Advers
Effect. Orion has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to Orion or any of its assets, properties or operations.

SECTION 4.15. Litigation.

Except as disclosed in an Orion Public Report, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Orion's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against
Orion or any of its officers,

                                   20

directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of Orion or the transactions contemplated by this Agreement, nor is there any basis known to Orion for any such action, suit, proceeding or investigation.  Neither
Orion nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, that would have an Orion Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

SECTION 4.16. Contracts.

Except as disclosed in an Orion Public Report, there are no contracts, agreements and other instruments to which Orion is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material,

  1) contracts, agreements and commitments not made in the ordinary course of business;
  2) purchase and supply contracts;
  3) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit;
  4) leases and subleases of real or personal property;
  5) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights;
  6) contracts or commitments limiting or restraining Orion from engaging or competing in any lines of business or with any person, firm, or corporation;
  7) partnership and joint venture agreements; and
  8) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Except as disclosed in an Orion
  Public Report, each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof except as disclosed in an Orion
  Public Report. Orion has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Commitment, and to Orion's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default except as disclosed in an Orion Public Report. To the best of
  Orion's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

                                 21

SECTION 4.17. Employee Plans.

Orion does not have and has never had any group health plans which would have required it to comply in relation with continuation coverage in any material respect with the requirements of Section 4980B of the Code and
Sections 601 to 608 of the Employee Retirement Income Security Act of
1974, as amended ("ERISA").   As of the date of this Agreement, Orion
has
no employee welfare benefit plan (an "Employee Welfare Plan"), as defined in Section 3(1) of ERISA, and no employee pension benefit plan as defined in Section 3(2) of ERISA (an "Employee Pension Plan").  There are no
pension, savings, retirement, severance, health, insurance or other employee benefit plan (collectively referred to herein as the "Plans")
which Orion maintains, or to which it has any obligation to contribute.
On the date of Closing, the Board of Directors and a majority of the shareholders of Orion shall have duly authorized the adoption of a 2003
Long Term Incentive Plan (the "Plan") wherein an aggregate of 2,000,000 shares of Orion's common stock shall have been reserved for issuance under the Plan.

SECTION 4.18. Insurance.

Orion does not have any insurance policies, and has not had any such insurance policies for more than five years.

SECTION 4.19. Environmental Matters.

No licenses, permits, or other authorizations are required under any applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and Orion is in compliance with all
Environmental Laws and with all such licenses, permits and
authorizations except where the failure to comply would not have an
Orion Material Adverse Effect. Orion has not performed or suffered any act which could give rise to, or otherwise incurred liability to any person (governmental or not) under the Comprehensive Environmental
Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.
or any other Environmental Laws, nor has Orion received notice of any such liability or any claim therefore or submitted notice pursuant to
Section 103 of such Act to any governmental agency with respect to any of its respective assets.

SECTION 4.20. Labor Matters.

  A. Orion is not a party to:
  1) any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission;
  2) any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); and

                                  22

  3) any collective bargaining agreement or other labor union contract applicable to persons employed by Orion, nor does Orion know of any activities or proceedings of any labor union to organize any such employees. Orion has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder;

  B. Except as set forth in Schedule 4.19;
  1) Orion is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment;
  2) there is no unfair labor practice charge or complaint pending before the National Labor Relations Board ("NLRB");
  3) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to Orion's best knowledge, threatened against or affecting Orion, and Orion has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or with respect to employees of
     Orion. in the last ten years.
  4) there is no representation claim or petition pending before the
     NLRB and no question concerning representation exists relating to the employees of Orion;
  5) there are no charges with respect to or relating to Orion pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; and
  6) Orion has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of Orion and no such investigation is in progress.

SECTION 4.21. Investment Intent.

The Ovale Shares will be acquired hereunder solely for the account of
Orion, for investment, and not with a view to the resale or distribution thereof.

SECTION 4.22. SEC  Filings.

Orion has heretofore delivered to Ovale copies of Orion's Annual Reports on Form 10-KSB for the two fiscal years ended April 30, 2004, and the
Forms 10-QSB for the three, six and nine months ended July 31, 2003,
October 31, 2003 and January 31, 2004. It will deliver to Ovale its Form
10-QSB for the three months ended June 30, 2004.  As of the respective dates, such reports complied in all material respects with all applicable requirements of the Exchange Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Orion

                                23

has filed, timely, all periodic and other reports, schedules, forms exhibits, statements and other documents required to be filed by it with the SEC under the Exchange Act. Orion is in compliance, to the extent applicable, with all reporting obligations under either Section 12(g) or
15(d) of the Exchange Act. Orion has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is listed and trades on the OTCBB. There is no fact known to Orion (other than general economic conditions known to the public generally) that has not been publicly disclosed by Orion that

  1) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on earnings, business affairs, properties or assets of Orion, or
  2) could reasonably be expected to materially and adversely affect the ability of Orion to perform its obligations pursuant to this
     Agreement.

SECTION 4.23. Disclosure.

This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of Orion in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

SECTION 4.24. Survival.

Each of the representations and warranties set forth in this Article IV shall be deemed represented and made by Orion at the Closing as if made at such time and shall survive the Closing for a period terminating on the  first anniversary.

ARTICLE V  MUTUAL PRE-CLOSING COVENANTS

SECTION 5.1. Certain Changes and Conduct of Business.

From and after the date of this Agreement and until the Closing Date,
Each of Orion and Ovale shall conduct, its business solely in the ordinary course consistent with past practices and in a manner consistent with their respective representations and warranties. In furtherance thereof, (i) Orion shall not without prior written consent of Ovale, (ii) Ovale shall not without the prior written consent of
Orion, and (iii) the Ovale Shareholders shall not vote for or authorize
Ovale except as required or permitted pursuant to the terms hereof, to:

  1) Make any material change in the conduct of its businesses and operations, or enter into any transaction other than in the ordinary course of business consistent with past practices;
  2) Make any change in its Articles of Incorporation or By-Laws; issue any additional shares of capital stock or equity securities or grant any option, warrant or right to acquire any capital stock or equity securities or issue any security convertible into or exchangeable for its capital stock or alter any material term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;
  3) Incur, assume or guarantee any indebtedness for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof, except pursuant to transactions in the ordinary course of business consistent with past practices, or issue any securities convertible or exchangeable for debt securities of Orion;
  4) Make any sale, assignment, transfer, abandonment or other conveyance of any of its assets or any part thereof;
  5) Subject any of its assets, or any part thereof, to any lien or suffer such to be imposed other than such liens as may arise in the ordinary course of business consistent with past practices by operation of law which will not have a material adverse effect on
     Orion;
  6) Acquire any assets, raw materials or properties, or enter into any other transaction, other than in the ordinary course of business consistent with past practices;
  7) Enter into any new (or amend any existing) employee benefit plan, program or arrangement or any new (or amend any existing) employment, severance or consulting agreement, grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or grant any increase in the compensation payable or to become payable to any employee, except in accordance with pre-existing contractual provisions or consistent with past practices;
  8) Make or commit to make any material capital expenditure, other than in the ordinary course of business;
  9) Pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its affiliates;
 10) Guarantee any indebtedness for borrowed money or any other obligation of any other person;
 11) Fail to keep in full force and effect insurance comparable in amount and scope to coverage maintained by it (or on behalf of it) on the date hereof;
 12) Take any other action that would cause any of the representations and warranties made by it in this Agreement not to remain true and correct in all material respects;
 13) Make any loan, advance or capital contribution to or investment in any person;

                                   24

 14) Make any change in any method of accounting or accounting principle, method, estimate or practice;
 15) Settle, release or forgive any claim or litigation or waive any right;
 16) Commit itself to do any of the foregoing;
 17) Continue to maintain, in all material respects, its properties in accordance with present practices in a condition suitable for its current use;
 18) File, when due or required, federal, state, foreign and other tax returns and other reports required to be filed and pay when due all taxes, assessments, fees and other charges lawfully levied or assessed against it, unless the validity thereof is contested in good faith and by appropriate proceedings diligently conducted;
 19) Continue to conduct its business in the ordinary course consistent with past practices;
 20) Keep its books of account, records and files in the ordinary course and in accordance with existing practices; and
 21) Continue to maintain existing business relationships with suppliers.

SECTION 5.2. Access to Properties and Records.

Ovale shall afford to Orion's accountants , and Orion shall afford to
Ovale's accountants, and their respective counsel and representatives full access during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement) to all of such parties, properties, books, contracts, commitments and records and, during such period, shall furnish promptly to the requesting party all other information concerning the other party's business, properties and personnel as the requesting party may reasonably request, provided that no investigation or receipt of information pursuant to this Section
5.2 shall affect any representation or warranty of, or the conditions to, the obligations of any party.

SECTION 5.3. Negotiations.

From and after the date hereof until the earlier of the Closing or the termination of this Agreement, no Party to this Agreement nor its officers or directors (subject to such director's fiduciary duties), nor anyone acting on behalf of a Party or persons, shall, directly or indirectly, encourage, solicit, engage in discussions or negotiations with, or provide any information to, any person, firm, or other entity or group concerning any merger, sale of substantial assets, purchase or sale of shares of common stock or similar transaction involving any
Party thereof except as permitted herein.  A Party shall promptly communicate to any other Party any inquiries or communications concerning any such transaction which they may receive or of which they may become aware of.

                                 25

SECTION 5.4. Consents and Approvals.

Each Party hereto,

1) shall use its reasonable commercial efforts to obtain all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other persons, firms or corporations required in connection with the execution, delivery and performance by them of this Agreement, and
2) shall diligently assist and cooperate with each other party in preparing and filing all documents required to be submitted by any Party to any governmental or regulatory authority, domestic or foreign, in connection with such  transactions and in obtaining any governmental consents, waivers, authorizations or approvals which may be required to be obtained connection with such transactions.

SECTION 5.5. Public Announcement.

Unless otherwise required by applicable law, the Parties hereto shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation.

SECTION 5.6. Original Issuance.

From and after the date of this Agreement until the Closing Date, Ovale shall not issue any additional shares of its capital stock or issue any options, warrants or rights to purchase or acquire any additional shares.

ARTICLE VI CONDITIONS TO OBLIGATIONS OF ORION

The obligations of Orion to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing
Date, of the following conditions, any one or more of which may be waived by Orion in its sole discretion:

SECTION 6.1. Representations and Warranties of Ovale.

All representations and warranties made by Ovale in this Agreement shall be true and correct on and as of the Closing Date as if again made by
Ovale on and as of such date.

SECTION 6.2. Agreements and Covenants.

Ovale shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by any of them on or prior to the Closing Date.

                                  26

SECTION 6.3. Consents And Approvals.

All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date including but not limited to the approval of the Board of Directors of Ovale and the majority shareholders of Ovale.

SECTION 6.4. No Violation of Orders.

No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of Ovale shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

SECTION 6.5. Good standing and Other Certificates.

Ovale shall have delivered to Orion:
1) Copies of certificates or articles of incorporation, all amendments thereto, in each case certified by the appropriate official of its jurisdiction of incorporation;
2) A certificate from the appropriate official of its respective jurisdictions of incorporation, to the effect that Ovale is in good standing in such jurisdiction and listing all charter documents including all amendments thereto, on file;
3) A copy of the Bylaws of Ovale, certified by its Secretary as being true and correct and in effect on the Closing Date;
4) A certificate from the Chief Executive Officer and Secretary (or equivalent officer) of Ovale attesting that (i) the documents referred to in sections 1), 2), and 3) of this subsection, and (ii) the resolutions of the Board of Directors of Ovale (or the equivalent governing body) annexed to their certificate are true and correct; and
5) Copies of the investment letters executed by the Ovale Shareholders and Fabert.

                                27

SECTION 6.6. Other Closing Documents.

Orion shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of Ovale or in furtherance of the transactions contemplated by this Agreement as
Orion or its counsel may reasonably request.

ARTICLE VII CONDITIONS TO OBLIGATIONS OF OVALE

The obligations of Ovale to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing
Date, of the following conditions, any one or more of which may be waived by Ovale in its sole discretion.

SECTION 7.1. Representations and Warranties of Orion.

All representations and warranties made by Orion in this Agreement shall be true and correct on and as of the Closing Date as if again made by
Orion on and as of such date.

SECTION 7.2. Agreements and Covenants.

Orion shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

SECTION 7.3. Consents and Approvals.

All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date, including but not limited to the approval of the Board of Directors of Orion, and the majority shareholders of Orion.  In connection with obtaining a majority shareholder approval and under the rules and regulations of the Exchange
Act, Orion will file a current or amended Schedule 14C with the SEC reflecting this transaction and the shareholder approval will be effective twenty (20) days following the day the definitive Schedule 14C is filed with the SEC and the Information Statement mailed to Orion's shareholders.

SECTION 7.4. No Violation of Orders.

No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income

                               28

or financial condition of Orion and its subsidiaries, taken as a whole, shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

SECTION 7.5. Good Standing and Other Certificates.

Orion shall have delivered to Ovale:
1) Copies of its certificate or articles of incorporation, and all amendments thereto, in each case certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;
2) A certificate from the Secretary of State or other appropriate official of its jurisdiction of incorporation, to the effect that Orion is in good standing in such jurisdiction and listing all charter documents including all amendments thereto on file; and
3) A copy of the Bylaws of Orion, certified by its Secretary as being true and correct and in effect on the Closing Date.
4) A certificate from the President and Secretary of Orion attesting that
(i) the documents referred to in sections 1), 2), and 3) of this subsection, and (ii) the resolutions of the Board of Directors of Orion annexed to their certificate are true and correct;
5) Copies of investment letters executed by each Orion shareholders who holds restricted shares; and
6) the stock certificates and other documents referred to in Article I.

SECTION 7.6. Other Closing Documents.

Ovale shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of Orion or in furtherance of the transactions contemplated by this Agreement as
Ovale or its counsel may reasonably request.

SECTION 7.7. Corporate Matters.

At the Closing, Orion's Board of Directors and the requisite number of its stockholders shall have authorized:

1) An amendment to Orion's Certificate of Incorporation to increase its authorized capital stock to 22,000,000 Shares, of which 20,000,000 shall be Common Stock, $.01 par value per share, and 2,000,000 shall be "blank check" Preferred Stock, $.01 par value per share;

                                  29

2) The adoption of a 2003 Long Term Incentive Plan (the "Plan") wherein an aggregate of 2,000,000 shares of Orion's common stock will be reserved for issuance under the Plan;
3) The election of Vladmir Fabert and Gilles Neveu to Orion's Board of
Directors and the election of such other persons designated by Ovale so that the Ovale Directors including Messrs. Fabert and Neveu constitute a majority of the Board of Directors.
4) Ratification of the acts and actions of management since the last annual meeting of the shareholders of Orion, and
5) Caused Orion to carry out its obligations under Article I.

ARTICLE VIII TERMINATION AND ABANDONMENT

SECTION 8.1. Methods of Termination.

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing:
1) By the mutual written consent of Ovale and Orion;
2) By Orion, upon a material breach of any representation, warranty, covenant or agreement on the part of Ovale and the Ovale shareholders set forth in this Agreement, or if any representation or warranty of
Ovale shall become untrue, in either case such that any of the conditions set forth in Article VI hereof would not be satisfied an "Ovale  Breach"), and such breach shall, if capable of cure, have not been cured within ten
(10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;
3) By Ovale, upon a material breach of any representation, warranty, covenant or agreement on the part of Orion set forth in this Agreement, or, if any representation or warranty of Orion shall become untrue, in either case such that any of the conditions set forth in Article VII hereof would not be satisfied (an "Orion Breach"), and such breach shall, if capable of cure, not have been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;
4) By either Ovale or Orion, if the Closing shall not have been consummated on or before October 30,  2004, provided, however, that this
Agreement may be extended by written notice of either Ovale or Orion, if the Closing shall not have been consummated as a result of Orion or Ovale having failed to receive all required regulatory approvals or consents with respect to this transaction or as the result of the entering of an order as described in this Agreement; and further provided, however, that the right to terminate this Agreement under this Section 8.1(4) shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or resulted in, the failure of the
Closing to occur on or before this date.
5) By either Ovale or Orion if a court of competent jurisdiction or governmental, regulatory

                                30

or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree, or ruling the parties hereto shall use its best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement.

SECTION 8.2. Procedure Upon Termination.

In the event of termination and abandonment of this Agreement by Ovale, or by Orion pursuant to Section 8.1, written notice thereof shall forthwith be given to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement; provided however, that no termination of this Agreement pursuant to this Article VIII shall relieve any party of liability for a breach of any provision of this
Agreement occurring before such termination.

ARTICLE IX  POST-CLOSING AGREEMENTS

SECTION 9.1. Consistency in Reporting.

Each Party hereto agrees that: (i) this transaction is not intended to qualify as a tax-free reorganization under the Code; (ii) the exchange shall be reported for Federal income tax purposes as a taxable transaction; (iii) for purposes of all financial statements, tax returns and reports, and communications with third parties, the transactions contemplated in this Agreement and ancillary or collateral transactions will be treated as a taxable transaction; and (iv) if the
characterization of any transaction contemplated in this Agreement or any ancillary or collateral transaction is challenged, each party hereto will testify, affirm and ratify that the characterization contemplated in this Agreement was with the characterization intended by the party;
provided, however, that nothing herein shall be construed as giving rise to any obligation if the reporting position is determined to be incorrect by final decision of a court of competent jurisdiction.

ARTICLE X   MISCELLANEOUS PROVISIONS

SECTION 10.1. Survival of Provisions.

The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement, subject to Sections 2.22 and 4.23, and except that the agreements dated February
10, 2004, March 25, 2004 and May 5, 2004 shall remain effective . In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made

                                31

shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closing Date.

SECTION 10.2. Publicity.

Neither party shall cause the publication of any press release or other announcement with respect to this Agreement nor the transactions contemplated hereby without the consent of the other party, unless a press release or announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the non-disclosing party prior notice and an opportunity to comment on the proposed disclosure.

SECTION 10.3. Successors and Assigns; No Third-Party Beneficiaries.

This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party.

SECTION 10.4. Finders.

The Parties represent and warrant that they have not employed the services of a broker or finder in connection with this Agreement or any of the transactions contemplated hereby.

SECTION 10.5. Fees and Expenses.

Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

SECTION 10.6. Notices.

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally, transmitted by facsimile with proof of transmission, or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

1) If to Orion, to:
     Orion Diversified Technologies, Inc.
     630 Shore Road, Suite 505
     Long Beach, NY 11561
     Attn: Irwin Pearl

   Copy to:
     Peter Campitiello, Esq.
     477 Madison Ave.  14th FL
     New York, NY 10022

2) If to Ovale, to:
     Ovale S.A.
     36 Boulevard Helvetique
     CH - 1207 Geneva, Switzerland
     Attn:  Vladimir Fabert

   Copy  to:
     Pomeranz Gottlieb & Mushkin, LLC
     205 Lexington Ave.
     New York, NY 10016-6022
     Attn: Martin Mushkin, Esq.

                                 32

or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this Section 10.6 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 10.6.

SECTION 10.7. Entire Agreement.

This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications,
understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this
Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit relating to this Agreement.

SECTION 10.8. Severability.

This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
                                33

SECTION 10.9. Titles and Headings.

The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

SECTION 10.10. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

SECTION 10.11. Convenience of Forum; Consent to Jurisdiction.

The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of New York located in
New York County, and/or the United States District Court for the Southern
District of New York, in respect of any matter arising under this
Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in
Section 9.6.

SECTION 10.12. Enforcement of The Agreement.

The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

SECTION 10.13. Governing Law.

This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York without giving effect to the choice-of-law provisions thereof.

SECTION 10.14. Schedules.

Any schedule not previously provided or attached hereto may be exchanged between the Parties as least twenty (20) days prior to the scheduled
Closing Date.  See Section 1.2.

                                 34

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ORION DIVERSIFIED TECHNOLOGIES, INC.

BY: /s/ Irwin Pearl
   ---------------------------
      IRWIN PEARL, President
ATTEST:

By: /s/ Thomas Regan
   ---------------------------
    Thomas Regan, Secretary

OVALE S.A.
BY:   /s/ Vladimir Fabert
   ---------------------------
    Vladimir Fabert, President

 ATTEST:
By: /s/ Frederic Cottier
   ---------------------------
Member of the Board

 /s/ Vladimir Fabert
 -----------------------------
Vladmir Fabert, as Class A Shareholder solely as to section 1.1(1) and
Art III.

 /s/ Vladimir Fabert
 -----------------------------
Vladmir Fabert, as Class B Shareholder solely as to section 1.1(1) and
Art III.

/s/ Vladimir Fabert
------------------------------
Vladmir Fabert, as representative of the June Borrowers solely as to section 1.1(2)
/s/ Vladimir Fabert
------------------------------
Vladmir Fabert, as Lender solely as to section 1.1(3) and Art. IIIA.

                                35

EXHIBIT 1

HOLDER OF RECORD                                SHARES

Name and Signature

VLADIMIR FABERT_______________________________          100 CLASS A OVALE SHARES
VLADIMIR FABERT________________________________         150 CLASS B OVALE SHARES

                                36

EXHIBIT B.

THIS IS AN AMENDMENT, DATED AS OF NOVEMBER 8, 2004, TO A SHARE EXCHANGE
AGREEMENT, (the "Agreement") made on the 15th day of September, 2004, by and
between

1)   Orion  Diversified  Technologies,  Inc.  a New Jersey  corporation  with an office at 630 Shore Road, Suite 505, Long Beach, NY 11561 ("Orion"),

2)   Ovale,  S.A.,  a Swiss  societe  anonyme  with its  principal  office at 36
     Boulevard, Helvetique CH-1207 Geneva, Switzerland ("Ovale"),

3)   The  individual  holders of all 100  outstanding  Class A shares of Ovale's common stock,  1,000 CHF (i.e.,  Swiss Francs) par value and the individual holders  of all 150  outstanding  Class B shares of Ovale's  common  stock,
     5,000 CHF par value (the "Ovale Shares") (the "Ovale Shareholders"),
and

4)   Vladimir  Fabert,  a Lender,  with his  principal  place of  business at 36
     Boulevard, Helvetique CH-1207 Geneva, Switzerland ("Fabert").

Orion,  Ovale,  the Ovale  Shareholders,  and Fabert are  sometimes  hereinafter individually referred to as a "Party" and collectively as the "Parties."

                                    PREMISES

The Fabert-Ovale Loan

1.   Among other things the Agreement provides that:

a    Since May 9, 2003, Fabert, as a lender to Ovale, has arranged for a loan to be made to Ovale for a maximum of (euro)700,000 (the "Fabert-Ovale Loan");

b    Fabert and Ovale have agreed  that  Fabert  will accept  shares of Orion in payment of the Fabert-Ovale Loan;

c    Fabert,  as Lender,  shall assign the Fabert-Ovale Loan to Orion, and Orion shall issue to Fabert,  up to 1,166,900  Orion Shares at the ratio of 1.667
     Orion  Share  per  Euro  of  the  Fabert-Ovale  Loan  outstanding  for  the assignment of the Fabert-Ovale loan";

2.   Since September 15, 2004, the date of the Agreement Fabert has arranged for hitherto uncommitted funds to be committed so that the entire (euro)700,000 is now available to Ovale. Of that  (euro)700,000  sum,  (euro)256,106  has been delivered directly to Ovale and (euro)443,894 has been placed in trust for delivery to Ovale upon issuance of the 1,166,900 Orion shares. Orion is now prepared to take the  assignment of the  Fabert-Ovale  Loan in exchange for its issuance of the 1,166,900 Orion Shares.

Orion's acquisition of all the Ovale Shares

3. The Agreement further provides:

a    The Ovale Shareholders shall sell, assign, transfer, convey and deliver all the Ovale Shares (and the  certificates  representing  them) to Orion;  and
     Orion shall accept the Ovale Shares in exchange for 10,608,100 newly issued
     Orion Shares delivered to the Ovale Shareholders on a pro rata basis.

Ovale Representation:

4.   Ovale  represents  that  the  Class  A and  the B  Shareholders  of  Ovale, combined,  are  entitled  to the  10,608,100  Orion  shares to be issued in exchange for all the Ovale shares.

The Parties Agree

5.   The Parties agree that the 10,608,000 Orion shares plus the 1,166,900 Orion shares to be issued for the assignment of the Fabert-Ovale  Loan constitute the 11,775,000 Orion shares to be issued pursuant to the Agreement.

Orion representation:

6.   Ovale  represents  that it has 5,900,000  authorized but unissued shares of common stock.  Upon  issuance of the  1,166,900  shares in exchange for the assignment  of the  Orion-Ovale  Loan,  Orion  will have  4,733,100  shares authorized but unissued.

7.
                                    AGREEMENT

8.   In order to release the (euro)443,894 from the trust, to induce the Class A shareholders  of Ovale to  cooperate in this  transaction,  and the Class B shareholders of Ovale to defer in the receipt of their shares of Orion, the parties  have  agreed to conduct  two  closings,  an Initial  Closing and a
     Second Closing.

The Initial Closing

9.   At the Initial  Closing,  the 5,900,000  Orion Shares shall be delivered in escrow to the Swiss  Escrow  Agent  named  below to be held by him until he shall transmit to the Parties hereto by e-mail his certificate (the "Escrow
     Certificate") that:

     a    the  1,166,900  shares  have  been  delivered  to  the  owners  of the
          Orion-Ovale Loan,

     b    the Orion-Ovale Loan has been assigned to Orion,

     c    the  4,733,100   Orion  shares  have  been   delivered  to  the  Ovale
          shareholders  that  participate  in the  Initial  Closing  as per  the attached schedule 1.

     d    all the Class A shares of Ovale have been  delivered  to him on behalf of Orion,

     e    all the Class B shares of Ovale have been  delivered  to him on behalf of Orion,

     f    the entire  (euro)443,894  held in trust,  as recited above,  has been released to Ovale for use in its business, and

     g    Ovale has become a  wholly-owned  subsidiary  of Orion  subject to the terms of the Agreement and this Amendment; and

     h    he holds in escrow all the shares of Ovale  subject to  completion  of the Second Closing.

10.  At the time of the Initial Closing, Orion agrees that:

     a    it will reserve upon its books the  additional  5,875,000  shares (the
          "Additional  Shares")  which are to be issued to the  Shareholders of
          Ovale pursuant to the attached Schedule 1.

     b    the shares of Ovale received on behalf of Orion will be held in escrow by the Swiss Escrow Agent until the Second Closing takes place.

The Second Closing

11.  In addition to  fulfilling  the terms of the Agreement not fulfilled at the
     Initial Closing,  the conditions for the delivery of the Additional  Shares at the Second Closing are the following:

     a    Ovale shall deliver to Orion, the financials  statements  provided for in the Agreement,

     b    Orion shall obtain  authorization  from its  shareholders to amend its charter to  increase  the number of  authorized  shares to  20,000,000 shares of which all but 2,500,000  shares shall be common  stock,  and the  2,500,000  shares  shall be  designated  as a class of  preferred stock,  the terms of which shall be at the  discretion of the board of directors of Orion.

     c    Upon authorization,  Orion shall file an appropriate  amendment to its certificate  of  incorporation  to affect  the change in the number of authorized shares.

12.  At the Second Closing the 5,875,000  shares shall be delivered to the Ovale
     Shareholders  pursuant to the attached schedule 1 and the Ovale shares held by the Swiss Escrow Agent shall be released to Orion.

13.  The parties  agree that the Board of  Directors  of Orion  shall  remain as constituted at the date of this  amendment  until the Second  Closing,  and that at the Second  Closing,  those  directors  shall  resign in favor of a
     Board of Directors to consist of Irwin  Pearl,  Vladimir  Fabert and Gilles
     Neveu,  and the  reconstituted  Board shall  designate  Vladimir  Fabert as
     President and Treasurer, and Gilles Neveu as Vice President and Secretary.

14.  Except  as  expressly  modified  by this  amendment  all the  terms  of the
     Agreement shall remain in full force and effect.

IN WITNESS  WHEREOF,  the parties  hereto have executed this Agreement as of the date first above written.

ORION DIVERSIFIED TECHNOLOGIES, INC.

By: /s/Irwin Pearl
    ------------------
Irwin Pearl, President

ATTEST:
By: /s/Thomas Reagan
    -------------------
Thomas Regan, Secretary

OVALE S.A.

By: /s/Vladimir Fabert
    ---------------------
Vladimir Fabert, President

ATTEST:
By: _____________________

Member of the Board

---------------------------
Vladmir Fabert, as Class A Shareholder solely as to section 1.1(1) and Art III.

---------------------------
Vladmir Fabert, as Class B Shareholder solely as to section 1.1(1) and Art III.

------------------------------
Vladmir Fabert,  as  representative  of the June Borrowers  solely as to section
1.1(2)

-----------------------------
Vladmir Fabert, as Lender solely as to section 1.1(3) and Art. IIIA.

---------------------------
Frederic Cottier, Swiss Escrow Agent

EXHIBIT C.

THIS IS A SECOND AMENDMENT, DATED AS OF JANUARY 31, 2006 TO THE SHARE EXCHANGE
AGREEMENT BY AND BETWEEN ORION DIVERSIFIED TECHNOLOGIES, INC. AND OVALE, S.A.
DATED SEPTEMBER 15, 2004 (THE "Exchange Agreement").

Whereas Section 1.1 paragraph 2) of the Exchange Agreement provides that:

the June Borrowers shall accept, and Orion shall pay to them, CHF 50,000 as additional payment for their Class A Ovale Shares; and the debt of the June
Borrowers to Orion shall thus be extinguished

IT IS HEREBY STIPULATED AND AGREED:

1.   the intent of the stated paragraph was to extinguish the debt of the June
     Borrowers and not to make a cash payment to them;

2.   no cash payment was made to the June Borrowers on the First Closing;

2.   the June Borrowers waive any rights they may have had, or have, to any payment of the said CHF 50,000 to them, and

3.   Orion reaffirms that the debt of the June borrowers to Orion for CHF 50,000 is deemed extinguished.

Dated: as of January 31, 2006

Orion Diversified Technologies, Inc.

By: /s/Irwin Pearl
Irwin Pearl President

JUNE BORROWERS
                                   Synergy Investment Management Ltd
-------------------
Vladimir Fabert                    by_______________________
                                   Majid El Sohl, Principal

----------------------
Gilles Neveu                       Atlantic International Capital Holdings, Inc.

----------------------             -----------------------
Gholamreza Shahbazi                By David Laing, Principal

EXHIBIT D.

                  FORM OF CERTIFICATE OF AMENDMENT

                   New Jersey Division of Revenue
       Certificate of Amendment to the Certificate of Incorporation
              (For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4
(3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its
Certificate of Incorporation:

1. The name of the corporation is: Orion Diversified Technologies, Inc.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the --- day of November, 2005

Resolved, that Article FIRST AND FOURTH of the Article of the
Certificate of Incorporation be amended to read and that a SEVENTH
Article be added as follows:

FIRST:  The name of the corporation is: Ovale Group, Inc.

FOURTH: The Corporation shall have twenty million shares (20,000,000) of which two million (2,000,000) shall be preferred stock.

A.  Common Stock.  The authorized voting common stock of the Corporation shall be twenty million shares, no par value per share.

B.  Preferred Stock.  The authorized preferred stock of the Corporation shall be two million (2,000,000) shares.  The Corporation, acting by its board of directors without action by the shareholders, may from time to time by resolution and upon the filing of such declaration or articles of amendment as may be required by the  New Jersey Business Corporation
Act (the "Act") as then in effect, authorize the issuance of shares of preferred stock in one or more series, determine the par value, preferences, voting rights, limitations, and relative rights of the class or of any series within the class, and designate the number of shares within that series and provide any other terms permitted to boards of directors by the Act.  The Board of Directors may exercise the authority granted to it by this provision to the fullest extent permitted by the Act.

SEVENTH:  At any time a vote of the shareholders is required pursuant to the sections 14A:9-2 (Procedure to Amend Certificate of Incorporation),
14A:10-3 (Approval by Shareholders of Mergers, etc.) or any other section of the New Jersey Business Corporation Act, the corporation hereby adopts the majority voting requirement of 14A:9-2(4)(c) and
14A:10-3(2) and any similar section permitting adoption of a majority voting requirement rather than a larger affirmative voting requirement.

3. The number of shares outstanding at the time of the adoption of the amendment was: __________________________ The total number of shares entitled to vote thereon was: ______________

4. The number of shares voting for and against such amendment is as follows:

Amendment Voted       Number of Shares Voting   Number of Shares Voting
Upon                  for Amendment             Against

FIRST
FOURTH
SEVENTH

BY:
(Signature)

Dated this -- day of November, 2005

May be executed by the Chairman of the Board, or the President, or a
Vice President of the Corporation.

EXHIBIT E

BLOOM & CO. LLP. 50 CLINTON STREET.  HEMPSTEAD.  NEW YORK 11550.  TEL: 516 - 486-5900
CERTIFIED PUBLIC ACCOUNTANTS                                      FAX: 516 - 486-5476

STEVEN BLOOM, CPA                                                      MEMBER OF
FREDERICK PAUKER, CPA                                      AMERICAN INSTITUTE OF
SIROUSSE TABRIZTCHI, Ph.D. CPA                      CERTIFIED PUBLIC ACCOUNTANTS

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Orion Diversified Technologies, Inc.
Long Beach, New York

We have audited the accompanying balance sheets of Orion Diversified
Technologies, Inc. as of April 30, 2006, and 2005 and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made, by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orion Diversified Technologies,
Inc. as of April 30, 2006, and 2005 and the results of its operation, changes in stockholders' equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has incurred losses from operations for several years and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Bloom & Co. LLP
Hempstead, New York
September 14, 2006

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                                  BALANCE SHEET
                   FOR THE YEAR ENDED APRIL 30, 2006 AND 2005

                                     ASSETS

                                                                            2006                  2005
Current Assets:

Cash and cash equivalents                                                 $   2,370             $   1,453
Note receivable and accrued interest                                        795,574               790,757
                                                                            -------               -------

             Total Current Assets                                           797,574               792,210

Equity interest - Ovale                                                     949,486               949,486
                                                                            -------               -------

             Total Assets                                              $  1,747,060          $  1,741,696
                                                                         ==========            ==========

                        LIABILITIES & STOCKHOLDERS EQUITY

Current Liabilities:
Accounts payable and accrued expenses                                     $  47,755             $  33,513
Due to officers                                                                  --                    --
Loan payable                                                                  3,100                   100
                                                                              -----                   ---

                            Total Liabilities                                50,585                33,613

Stockholders Equity:

Common stock, par value $.01 per share,
  authorized 10,000,000 shares, issued and
  outstanding 9,982,073 shares and 7,312,532
  shares at April 30, 2006 and April
  30, 2005, respectively.                                                    99,816                73,121
Paid in capital                                                           1,812,890             1,839,585
Retained Earnings (deficit)                                             (216,501)             (204,623)
                                                                         ---------              ---------

            Total Stockholders Equity                                     1,696,205             1,708,083
                                                                          ---------             ---------

            Total liabilities & Stockholders Equity                    $  1,747,060          $  1,741,696
                                                                         ==========            ==========

The accompanying notes are an integral part of these financial statements.

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                             STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED APRIL 30, 2006 AND 2005

                                                                            2006                 2005

Income:

       Revenues                                                            $     --             $    --

Costs & Expenses:

        General & Administrative                                             29,325              23,491
                                                                             ------              ------

Total Costs & Expenses                                                       29,325              23,491
                                                                             ------              ------

Net loss before extraordinary item                                     (29,325)        (23,491)

Other income (expense):
    Interest income                                                          17,446              17,446

Income Taxes:
        Current                                                                  --                  --
        Tax benefit                                                              --                  --
                                                                             ------              ------

Net Loss                                                             $ (11,878)      $ (6,045)
                                                                             ------              ------
                                                                             ------              ------

Loss per share:
        Basic                                                      (          .001)         (     .001)
                                                                             ------              ------
                                                                             ------              ------

Weighted average number of shares outstanding                             8,629,018           5,607,896
                                                                          =========           =========

The accompanying notes are an integral part of these financial statements.

                                         ORION DIVERSIFIED TECHNOLOGIES, INC.
                                    CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY
                                     FOR THE YEARS ENDED APRIL 30, 2005 AND 2004

                                      Common                          Additional       Accumulated
                                      Shares          Amount           Capital           Deficit                 Total

Balance 05/01/04                       4,071,532         $ 40,711         $ 372,683       $ (198,578)        $ 214,816

Forgiveness of debt                           --               --             2,556                --            2,556

Shares issued for cash                    10,000              100             3,400                --            3,500

Shares issued for note                 1,166,900           11,669           532,101                --          543,770

Shares issued for acquisition          2,064,100           20,641           928,845                            949,486

Net Loss                                      --               --              --        (6,045)      (6,045)
                                   -------------- ------------ --  ---------------        --------- -      ----------

Balance 04/30/05                       7,312,532      $    73,121      $  1,839,585        $(204,623)      $ 1,708,083
                                       =========        =========        ==========          =======         =========

Shares issued for cash                        --               --                --                --               --

Shares released from escrow            2,669,541           26,695            26,695                --               --

Net Loss                                      --               --                --        (11,878)       (11,878)
                                   -------------  -----------  --  ----------------        ----------       ----------

Balance 04/30/06                       9,982,073      $    99,816      $  1,812,890        $(216,501)      $ 1,696,205
                                       =========        =========        ==========          =======         =========

The accompanying notes are an integral part of these financial statements.

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                             STATEMENT OF CASH FLOWS
                   FOR THE YEAR ENDED APRIL 30, 2006 AND 2005

                                                                            2006                 2005

Cash Flow from Operating Activities:

       Net (Loss)                                                    $ (11,878)        $ (6,045)

Adjustments to Reconcile Net Loss to Net Cash provided by
    (Used in) Operating Activities:
        Shares issued for services                                               --                 100
Changes in Assets and Liabilities:
Note Receivable                                                              13,000              17,500
Accounts payable and accrued expenses                                        14,241              11,031
Interest receivable
                                                                           (17,446)            (17,446)
                                                                           -------             -------

     Net Cash Provided by (Used in) Operations                            (2,083)               5,140

Cash Flow from Financing Activities:

Loans payable                                                                 3,000
Due to officer                                                                   --         (20,000)
Shares issued for cash                                                           --               3,400
                                                                           -------             -------

    Net Cash Provided by Financing Activities                                 3,000         (16,600)

Net increase/Decrease in cash                                            (2,083)         (11,460)
Cash and cash equivalents- Beginning                                          1,453              12,913
                                                                           -------             -------

Cash and cash equivalents - Ending                                      $     2,370           $  1,453
                                                                           -------             -------
                                                                           -------             -------

The accompanying notes are an integral part of these financial statements.

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

For the year ended April 30, 2005:
None

For the year ended April 30, 2006:

On November 8, 2004, 2,669,000 shares were issued in exchange for a 19% equity interest in Ovale in the amount of $949,486. The purchase of the notes and the share exchange were valued at $.46 per share.

The former officer and shareholder waived the right to a receivable of $2,556 and made a capital contribution to the Company.

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND BUSINESS

The Company was incorporated in New Jersey on May 6, 1959. Until 1986, the
Company was engaged in the marketing and sale of a line of semiconductors, transistors, diodes and rectifiers and, to a lesser extent, other ancillary related electronic products. Because of sustained operating losses, the Company discontinued this line of operation and filed a plan of reorganization (under
Chapter 11) with the United States Bankruptcy Court for the Eastern District of
New York, on April 30, 1990. The Company's Plan of Reorganization was confirmed by the United States Bankruptcy Court for the Eastern District of New York on
April 30, 1990 and consummated on June 2, 1992.

Until September 15, 2004, the Company has essentially been a "shell" corporation with no assets and limited liabilities. During this period, the Company's management limited the Company's activities to seeking to consummate a business combination with a profitable privately owned company. Despite several attempts, no business combination was concluded by the Company during the four fiscal years ended April 30, 2004. Subsequent to that year end the Company has entered into a reverse merger agreement with a Swiss Company (See note 9).

Accordingly and until September 15, 2004 the Company may have been a blank check company. As defined in Section 7(b)(3) of the Securities Act of 1933, as amended
(the "Act"), a "blank check" company is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or an acquisition with an unidentified company or companies and is issuing "penny stock" securities as defined in Rule 3(a)(51) of the
Securities Exchange Act of 1934, as amended (the "34 Act"). The Securities and
Exchange Commission and many states have enacted statutes, rules and regulations limiting the sale of securities of blank check companies.

NOTE 2. - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less, when purchased, to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair values.

Inventories

The Company's policy of accounting for inventory is to use the First In First
Out method.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. Property held under capital leases is amortized over the lesser of the lease term or their estimated useful lives.

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2. - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

 Long-Lived Assets

The Company follows the provisions of the Statement of Financial Accounting
Standards ("SFAS") No. 121 "Accounting for the Impairment of Long-Lived Assets
and for Long-Lived Assets to be disposed of". SFAS 121 establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of.

The Company reviews the carrying values of its long-lived and identifiable intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Non-monetary Transactions

The accounting for non-monetary assets is based on the fair values of the assets involved. Cost of a non-monetary asset acquired in exchange for another non-monetary asset is recorded at the fair value of the asset surrendered to obtain it. The difference in the costs of the assets exchanged is recognized as a gain or loss. The fair value of the asset received is used to measure the cost if it is more clearly evident than the fair value of asset surrendered.

Stock-Based Compensation

The Company had adopted SFAS 123 and has adopted the amendments to SFAS 123 disclosure provisions required under SFAS 148. The Company will continue to account for stock-based compensation utilizing the intrinsic value method per
Accounting Principles Board Opinion No. 25 (APB 25), Accounting for Stock Issued
to Employees. Under this policy:

1. Compensation costs are recognized as an expense over the period of employment attributable to the employee stock options.

2. Stocks issued in accordance with a plan for past or future services of an employee are allocated between the expired costs and future costs. Future costs are charged to the periods in which the services are performed.

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2. - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

 Earnings per Share

The Company follows the Statement of Financial Accounting Standards No. 128,
Earnings Per Share ("SFAS No. 128"). SFAS No. 128 requires the presentation of both basic and diluted earnings per share.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2004, the Financial Accounting Standards Board (FASB) issued
Statement of Accounting Standard (SFAS) 123R, Share-Based Payment: This
statement is a revision of SFAS 123, Accounting for Stock-Based Compensation and
supersedes APB 25, Accounting for Stock Issued to Employees. SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based at their fair values beginning with the first fiscal year beginning after June 15, 2005, with early adoption encouraged. Under the current rules, the Company will be required to adopt SFAS 123R in the first quarter of fiscal 2006, beginning December 1, 2005.

Under SFAS 123R, the pro forma disclosures previously permitted will no longer be an alternative to financial statement cognition. Bovie must determine the appropriate fair value model to be used for valuing share-based payments to employees, the amortization method for compensation cost and the transition method to be used at the date of adoption. The transition methods include modified prospective and modified retrospective adoption options. Under the modified retrospective options, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The modified prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first of adoption of SFAS 123R, while the modified retrospective method would record compensation expense for all unvested stock options and restrictive stock beginning with the first period restated.

Additionally, SFAS 123R clarifies the timing for recognizing compensation expense for awards subject to acceleration of vesting on retirement. This compensation expense must be recognized over the period from the date of grant to the date retirement eligibility is met if it is shorter than the vesting term. The effect on future earnings is dependent upon a number of factors including the number of options granted, the vesting period, the exercise price of the options, the Company stock price and volatility, and other factors and therefore cannot be determined. However, while the adoption of FAS 123R will have no effect on the Company's cash flows or financial position, the Company believes that it will have an adverse effect on future results of operations if any options or warrants are to be issued.

In March 2005, the U.S. Securities and Exchange Commission, or SEC, released
Staff Accounting Bulletin 107, Share-Based Payments, ("SAB 107"). The
interpretations in SAB 107 express views of the SEC staff, or staff, regarding the interaction between SFAS 123R and certain SEC rules and regulations, and provide the staff's views regarding the valuation of share-based payment arrangements for public companies. SAB 107 provides guidance related to share-based payment transactions with non-employees, the transition from nonpublic to public entity status, valuation methods (including assumptions such as expected volatility and expected term), the accounting for certain redeemable financial instruments issued under share-based payment arrangements, the classification of compensation expense, non-GAAP financial measures, first-time adoption of SFAS 123R in an interim period, capitalization of compensation cost related to share-based payment arrangements, the accounting for income tax effects of share-based payment arrangements upon adoption of SFAS 123R, the modification of employee share options prior to adoption of SFAS 123R and disclosures in Management's Discussion and Analysis subsequent to adoption of
SFAS 123R. SAB 107 requires stock-based compensation be classified in the same expense lines as cash compensation is reported for the same employees. We will apply the principles of SAB 107 in conjunction with our adoption of SFAS 123R.

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2. - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

In May 2005, the FASB issued SFAS 154, Accounting Changes and Error Corrections, a replacement of APB 20, Accounting Changes and SFAS 3 Reporting Accounting
Changes in Interim Financial Statements. SFAS 154 requires retrospective application to prior periods' financial statements of a voluntary change in accounting principle unless it is impracticable. SFAS 154 improves financial reporting because its requirements enhance the consistency of financial information between periods. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.
The Company is required to adopt the provisions of SFAS 154 in its first fiscal quarter of fiscal 2006. We do not expect the adoption of this statement to have a material impact on our financial position or results of operations.

The adoption of SFAS 151, Inventory Costs, an amendment of ARB No. 43, Chapter
4; had no effect on the Company's financial position or results of operations.

FASB INTERPRETATION NO. 46R, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN
INTERPRETATION OF ARB51 The FASB finalized FIN 46R in December 2003. FIN 46R expands the scope of ARB51 and various EITFs and can require consolidation of legal structures, called Variable Interest Entities (VIEs). Companies with investments in Special Purpose Entities (SPEs) were required to implement FIN
46R in 2003; however, companies with VIEs are permitted to implement in the first quarter of 2004. While we do not have or a VIE that we have determined will qualify for consolidation.

Reclassifications: Certain prior year amounts have been reclassified to conform with the presentation used in the year ended April 30, 2006.

NOTE 3 - PAYROLL TAXES

In connection with the Plan of Reorganization, payroll taxes were due within six years from April 23, 1986, the date of assessment. The Company has not paid the
$137,465 tax liability and the taxing authorities have taken no action to collect it. Management believes that, under the current federal and state tax and bankruptcy laws, the liability is subject to the statute of limitations and bankruptcy relief and therefore is no longer due.

NOTE 4 - RELATED PARTY TRANSACTIONS

On June 2, 1990, the Board of Directors agreed to provide compensation to Mr.
Petito, the Company's former president, at the rate of $1,500 per week. On May
2, 1994, Mr. Petito agreed to forego the $1,500 weekly compensation until the
Company shows a significant upward trend in its results of operations.

Due to Officer

As of April 30, 2006 and 2005, the amounts owed to the officer were:

                                   2006                        2005

Due to officer                        $ --                      $22,556
     Less:  Amount paid                 --                     (20,000)
     Less:  Forgiveness                 --                    (2,556)
                                                               -------

     Balance due officer          $     --                  $       --
                                    ======                  ==========

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5. NET OPERATING LOSS CARRYFORWARDS

As of April 30, 2006 the Company had NOLs of $216,501. These NOLs and
corresponding estimated tax assets, computed at a 35% tax rate, expire as follows:

              Year loss                Expiration                Loss               Estimated
              Incurred                    Date                  Amount              Tax Asset
                04/30
                1995                      2010                 $ 69,583              $ 24,354
                1996                      2011                   70,260                24,591
                1999                      2014                      400                   140
                2000                      2015                      400                   140
                2001                      2016                   26,900                 9,415
                2002                      2017                    4,019                 1,407
                2004                      2019                   27,016                 9,456
                2005                      2020                    6,045                 2,116
                2006                      2021                   11,878                 4,157
                                                                 ------

                Total                                          $216,501            $   75,776
                                                                =======              ========

Under the provisions of SFAS 109, NOLs represent temporary differences that enter into the calculation of deferred tax assets. Realization of deferred tax assets associated with the NOL is dependent upon generating sufficient taxable income prior to their expiration. The tax law reduces the allowable NOL with changes in ownership. Due to this fact the Company may not benefit from the
NOLs.

Management believes that there is a risk that certain of these NOLs may expire unused and, accordingly, has established a valuation allowance against them.
Although realization is not assured for the remaining deferred tax assets, based on the historical trend in sales and profitability, the estimated tax assets and valuation allowance were $216,501, as of April 30, 2006. The Company believes it is likely that the benefit of these additional assets may not be realized in the future.

                                                                                2006

Deferred tax assets:

Net operating loss carryforwards                                             $  75,776
Less:  Valuation allowance                                                   (75,776)
                                                                              -------

Net deferred tax assets - current                                             $     --
                                                                                    ==

NOTE 6. GOING CONCERN BASIS AND FUTURE PLANS

The accompanying consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

Orion has not realized any material revenues for the five years ended April 30,
2006, and the statement of retained earnings for the year ended April 30, 2006 reflect a retained deficit of $216,501. The Company also has been entirely supported by its majority shareholder. These factors raise substantial doubt about the Company's ability to continue as a going concern.

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 7 - PENDING BUSINESS COMBINATION

On September 15, 2004, the Company, and the holders of all of the outstanding capital stock (the "Holders") of Ovale S.A., a Swiss corporation ("Ovale"), entered into a reverse acquisition Share Exchange Agreement that amended, restated and replaced their prior agreements (the "New Agreement"). Pursuant to the New Agreement, the Holders agreed to tender to the Company all of the 100 issued and outstanding shares of Class A common stock, 1,000 CHF (i.e., Swiss
Francs) par value, and all 150 issued and outstanding shares of Class B common stock, 5,000 CHF par value, of Ovale in exchange for an aggregate of 10,608,100 shares of common stock of the Company.

In addition, certain Class A Shareholders of Ovale who borrowed CHF 50,000 from the Company in June, 2003 (the "June Borrowers") and Vladimir Fabert, Ovale's
President and principal stockholder ("Fabert") who arranged for a loan to be made to Ovale for a maximum of (euro)700,000 (the "Fabert-Ovale Loan") agreed that at the closing: (i) Fabert shall accept 1.667 shares of the Company's common stock for each Euro lent to Ovale by the Company as payment of the
Fabert-Ovale Loan; and (ii) the June Borrowers shall accept CHF50,000 as additional payment for their Class A Ovale shares in full satisfaction of their loan. The foregoing is hereinafter referred to as the (the "Share Exchange"). As a result, and at the closing of the Share Exchange, Ovale will become a wholly owed subsidiary of the Company, and the Holders will collectively own approximately 75% of the total number of shares of the Company's common stock expected to be issued and outstanding as of that date. The transaction with the
Holders is being accounted for as a reverse acquisition. The Agreement, which contains the customary representations and warranties, requires Ovale to furnish the Company with audited financial statements. Following the closing of the
Share Exchange with Ovale, of which there can be no assurance: (i) Messrs.
Vladimir Fabert and Gilles Neveau will be elected as the Company's principal executive officers and as members of the Company's Board of Directors; (ii) the
Company will elect a Chief Financial Officer; (iii) Irwin Pearl will remain as a member of the Company's Board of Directors; and (iv) the Company will become principally engaged in the design and distribution of high quality infant clothing, gifts and accessories.

On November 8, 2004, the Company, Ovale and the Holders entered into an amendment (the "Amendment") to the New Agreement. Pursuant to the Amendment, the
parties agreed to consummate the business combination made the subject of the
New Agreement in two closings. At the Initial closing, which took place on
November 19, 2004, the Company delivered 5,900,000 shares of its common stock,
$.01 par value per share, to Frederic Cottier, the designated Swiss escrow agent. An aggregate of 1,166,900 shares were delivered to the owners of the
Orion-Ovale loan and 2,063,559 shares were delivered to the Ovale shareholders in proportion to their interests in Ovale. An aggregate of 2,669,541 of these shares were held in escrow until the second closing when The subject Ovale financial statements were delivered to Ovale in November, 2005 and the Orion shares held in escrow were delivered to Vladimir Fabert (1,949,541 shares) and
Alexandra Fabert, his wife (720,000 shares). The release of these shares were recorded as addition to common stock and reduction in the additional paid in capital of $26,695. Also, the Orion-Ovale loan was assigned to Orion, all issued and outstanding shares of Ovale were delivered to Ovale's counsel until the second closing, and (euro)443,894 held in trust in Switzerland, was released to
Ovale for use in its business. At the second closing, the Company shall deliver the remaining 5,875,000 shares of its common stock, $.01 par value per share to the individual Ovale shareholders in exchange for all of the Ovale shares and
Mr. Cottier will deliver the 2,669,541 shares as aforesaid. Finally, the
Amendment provided that the Company's Board of Directors shall remain in tact until the second closing. As previously reported in the Company's Form 10-KSB for the fiscal year ended April 30, 2004, the transaction with Ovale was previously approved by two-thirds of the Company's shareholders.

EXHIBIT F

                                   OVALE S.A.

                              FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                   OVALE S.A.
                              FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                                    CONTENTS

Independent Auditors Report                                                  1

Consolidated Balance Sheets                                                  2

Consolidated Statements of Operation                                         3

Consolidated Statements of Cash Flows                                        4

Consolidated Statements of Stockholders' Equity                              6

Notes to Financial Statements                                                7

                                       2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
and Shareholders of
Ovale, S.A.

We have audited the accompanying consolidated balance sheets of Ovale, S.A.., as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Ovale, S.A. as of
December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Ovale,
S.A. will continue as a going concern. As discussed in Note 2 to the financial statements, Ovale, S.A. has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Bloom and Company
Hempstead, New York
May 15, 2006

                                       3

                                   OVALE S.A.
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                                                                                2005               2004
                                                                          -----------------  ----------------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                                                 $         417,160  $        236,705
Accounts receivable                                                                  17,787            33,708
Other receivables                                                                    49,202            27,298
Inventory                                                                           241,699           217,914
Deferred charges and prepaid expenses                                                 2,768            65,547
                                                                          -----------------  ----------------

Total current assets                                                                728,616           581,172

Property, plant, and equipment, net                                                 342,919           416,811

Deposits                                                                             24,072            26,532
Goodwill-leasehold rights                                                           401,824           401,824
                                                                          -----------------  ----------------

Total assets                                                              $       1,497,431  $      1,426,339
                                                                          -----------------  ----------------
                                                                          -----------------  ----------------

CURRENT LIABILITIES
Bank line of credit                                                       $         134,755  $        207,115
Accounts payable and accrued exp.                                                   172,047           160,789
Other Payables                                                                      214,484           281,538
Loans from related party                                                            179,980           179,994
Loan from shareholder                                                             2,419,060         1,386,591
                                                                          -----------------  ----------------

Total current liabilities                                                         3,120,326         2,216,027
                                                                          -----------------  ----------------

SHAREHOLDER'S EQUITY
Common stock, 250 shares authorized issued and outstanding                          687,310           687,310
Accumulated
deficit                                                                         (2,376,540)        (1,329,733)
Cumulative foreign currency translation                                              66,335          (147,265)
                                                                          -----------------  ----------------

                                                                                 (1,622,895)         (789,688)
                                                                          -----------------  ----------------

Tot. liabilities and stockholder's equity                                 $       1,497,431  $      1,426,339
                                                                          -----------------  ----------------
                                                                          -----------------  ----------------

The notes to the financial statements are an integral part of this statement.

                                       4

                          OVALE S.A.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004,

                                                                          Years Ended December 31,

                                                                          2005                    2004
                                                               ------------------------- ---------------------

Sales                                                          $                632,057  $            419,256
Cost of goods sold                                                              309,156               180,278
                                                               ------------------------- ---------------------

Gross profit                                                                    322,901               238,978

Operating expenses:
Salaries                                                                        435,326               326,320
General Administrative                                                          562,966               374,544
Marketing                                                                       265,486               258,256
Professional fees                                                                61,243                79,535
                                                               ------------------------- ---------------------

                                                                              1,325,021             1,038,655
                                                               ------------------------- ---------------------
Income from operations                                                       (1,002,120)            (799,677)

Other income (expense)
Interest income                                                                     609                   111
Interest expense                                                                (23,089)              (20,903)
Foreign exchange                                                                (31,093)                2,162
Other                                                                             8,886                12,304
                                                               ------------------------- ---------------------

                                                                                (44,687)               (6,326)
                                                               ------------------------- ---------------------

Loss                                                           $             (1,046,807) $           (806,003)
                                                               ------------------------- ---------------------
                                                               ------------------------- ---------------------

Loss per share                                                                    4,187                 3,224

Weighted average shares outstanding                                                 250                   250

The notes to the financial statements are an integral part of this statement.

                                       5

                                   OVALE S.A.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004,

                                                                                  Years Ended December 31,
                                                                                  2005                 2004
                                                                                  ----                 ----
CASH FLOW FROM OPERATING ACTIVITIES

Net loss                                                              $         (1,046,807) $         (806,003)

Depreciation                                                                        65,386              43,075
Inception cost amortization
Adjustment to reconcile net loss to net cash provided (used) in operating activities:

Changes in assets and liabilities:
Inventory                                                                          (55,745)            (14,477)
Prepaid expenses                                                                    56,677                 819
Accounts receivable                                                                (15,037)             73,654
Accounts payable                                                                     5,554              16,617
Other liabilities                                                                    2,963             202,026
                                                                                -----------        ------------

                                                                                  (987,009)           (484,289)

The notes to the financial statements are an integral part of this statement.

                                       6

                                   OVALE S.A.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004,
                                   (CONTINUED)

                                                                                Years Ended December 31,
                                                                             2005                      2004
                                                                            ------                    ------
CASH FLOW FROM INVESTING ACTIVITIES

Investment in fixed assets                                                 (45,540)                   (275,269)
Advances to Orion                                                         (355,826)
Investment in deposits                                                      (1,063)                    (3,032)
                                                                            16,210
Reduction in loans to related parties                                                                       --
                                                                                --                          --
                                                                      -------------                 -----------

Cash provided (used) by investing activities                              (386,219)                   (278,301)

CASH FLOW FROM FINANCING ACTIVITIES

Bank line of credit                                                             --                     (29,159)
Shares issued for cash                                                          --
Loan others                                                                   2,982                         --
Shareholders loan                                                         1,566,215                  1,024,823
Related party loan                                                          (38,064)                   (35,005)
                                                                      -------------                 -----------

                                                                          1,531,133                    960,659

Effect of exchange rate on cash                                              22,540                    (92,439)
                                                                      -------------                 -----------

Net change in cash                                                          180,445                    105,630
Cash and cash equivalent, beginning                                         236,705                    131,075
                                                                      -------------                 -----------
Cash and cash equivalent, ending                                      $     417,150                 $  236,705
                                                                      -------------                 -----------
                                                                      -------------                 -----------

The notes to the financial statements are an integral part of this statement.

                                       7

                                   OVALE S.A.
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                        Other
                                  Number of      Common        Accumulated          Comprehensive
                                   Shares         Stock          Deficit               Income         Total
----------------------------------------------------------------------------------------------------------------
(Audited):

Inception, October 17, 2002               -            -      $         -            $      -     $         -
Shares issued for cash                  250      687,310               --                   -         687,310
Loss for 2002-2003                                              (523,530)                           (523,730)
Other comprehensive income                                                            (54,826)        (54,826)
                                   --------      -------         --------             --------       ---------

Balances at December 31, 2003           250      687,310         (523,530)            (54,826)       (108,754)
Loss for 2004                                                    (806,003)                           (806,003)
Other comprehensive income                                                            (92,439)        (92,439)
                                   --------      -------         --------             --------       ---------

Balances at December 31, 2004           250      687,310       (1,329,733)           (147,265)       (789,688)
Loss for 2005                                                  (1,046,807)                         (1,046,807)
Other comprehensive income                                                            213,600         213,600
                                   --------      -------         --------             --------       ---------

Balance, December 31, 2005              250      687,310      $(2,376,540)           $ 66,335     $(1,622,895)

                                       8

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS

The Company was incorporated in Geneva (Switzerland) on October 17, 2002.
The address of its main office is: Boulevard Helvetique 36 - 1027 Geneva CH.

The Company's major activity is the designing, manufacturing, trading and direct sale of fashion products focusing on infants. The goal is to operate numerous high end proprietary points of sales (POS) worldwide, starting in major European and American cities. Alternatively and to achieve quickly critical mass, corner shops can also be established in speciality stores.

In line with its strategy, the Company organised a subsidiary in
France under French laws as a limited liability corporation
(OVALE France S.a.r.L) with 500 authorised and issued shares for a capital of
Euro 7,500 ($ 9,375) owned by OVALE Suisse SA for 499 shares and Mr. Vladimir
Fabert, principal shareholder of OVALE Suisse SA for 1 share.

The French subsidiary began operations in France on November
12, 2003 with a first store on Boulevard St. Germain, a prestigious high fashion district of Paris. The company has an exclusive French designer for its products.

Ovale SA opened its first store in Geneva (Switzerland) on December 8, 2004 in a fashionable section of the city. New stores are scheduled to be opened in major cities on a regular basis (approximately one new store every nine months).

NOTE 2 - GOING CONCERN BASIS AND FUTURE PLANS

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has incurred losses, working capital and stockholders' deficits.
Present operations require substantial capital and until revenues are sufficient to fund ongoing operations, we are highly dependent on owner financing. We have planned to merge with a public company and avail ourselves the opportunity to find a suitable investors to implement and expand our plans internationally. Our primary sources of liquidity has been loans from the owner and related parties and we plan to use these sources until our operations become profitable. These conditions raise substantial doubt about its ability to continue as a going concern (see Note 9).

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates in the preparation of financial statements

The preparation of financial statements, in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                       9

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Principles of consolidation

The consolidated financial statements include the accounts of the Company, and its French subsidiary. All significant inter-company transactions and balances are eliminated in consolidation.

Functional currency

The Company's operations are located in country-regionSwitzerland and in France.
The Company operates in Swiss Francs (CHF). For reporting purposes, assets and liabilities are translated into US Dollars (US$) at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated into US Dollars at the weighted average exchange rates for the period. The net effect of exchange rates movements resulting from re-measurement into US Dollars is reported in a separate account within stockholders equity.

Cash and cash equivalents

The Company considers all highly liquid investments with original maturity of three months or less, when purchased, to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair values.

Concentration of credit risk

The Company sells its products through its retail outlets principally to customers for cash. Financial instruments that potentially expose Ovale to concentration of credit risk consist primarily of cash deposits and accounts receivable. The Company places its cash deposits with high-credit quality financial institutions. Accounts receivable represents sales to independent retail stores with corner shops operated under our label. At the moment these stores are limited in numbers and we do not have a material receivable against any of them. The Company's allowance for bad debts, returns and allowances was
US$ 0 at December 31, 2004 and US$ 0 at December 31, 2003. The Company believes no significant concentration of credit risk exists with respect to these cash deposits and accounts receivable.

Inventories

Inventories consist of finished goods and packing material. We design our own products, which are manufactured thorough independent international suppliers.
Products are entered in inventory upon delivery and only after inspection and acceptance of quality. Products that do not meet our quality standards are returned to suppliers at no costs for us. The Company's policy of accounting for inventory is to use average cost method.

                                       10

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Goodwill and other intangible assets

The Company adopted Statement of Financial Accounting Standards ("SFAS") No.
142, "Goodwill and Other Intangible Assets", effective with the beginning of fiscal year 2003. In accordance with SFAS No. 142, the Company's goodwill account is no longer amortized but rather is evaluated for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Based on this annual evaluation, the Company has concluded that there is no impairment of its goodwill or indefinite life intangible assets.

Property and equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. Property held under capital leases is amortized over the lesser of the lease term or their estimated useful lives. The leasehold improvements are amortized over the life of the improvement or the lease period, whichever is less (9 years).

Valuation of long-lived assets

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of
Long-Lived Assets", which the Company adopted effective with the beginning of fiscal year 2003, the Company assesses the carrying value of its long-live assets for possible impairment based on a review of forecasted operating cash flows and the profitability of the related business. The Company did not record any impairment losses in fiscal 2004 or fiscal 2003.

Revenue recognition

Sales are recognized at the point of sale, which occurs when merchandise is sold over-the-counter for consumer transaction or, for the wholesale channels, upon shipment of merchandise, when title passes to the customer. Allowances for estimated uncollectible accounts, discounts, returns and allowances are provided when sales are recorded.

Advertising

Currently advertising is primarily done through our officers' connections with celebrities. Advertising costs, totalled $ 39,116 in fiscal year 2005, $28,192 and $ 2,505 in fiscal year 2004 and 2003, respectively and are included in marketing expenses. Advertising costs are expensed when the advertising first appears.

                                       11

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Shipping and handling

Shipping and handling costs when incurred (deliveries to independent corner shops) are included in cost of goods sold.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Non-monetary transactions

The accounting for non-monetary assets is based on the fair values of the assets involved. Cost of a non-monetary asset acquired in exchange for another non-monetary asset is recorded at the fair value of the asset surrendered to obtain it. The difference in the costs of the assets exchanged is recognized as a gain or loss. The fair value of the asset received is used to measure the cost if it is more clearly evident than the fair value of asset surrendered.

Basic and diluted earnings per share

Basic earnings (loss) per share ("EPS") is computed based on the weighted average number of common shares outstanding for the period. Diluted EPS gives effect to all dilutive potential shares outstanding (i.e., options and warrants)
during the period.

NEW ACCOUNTING STANDARDS

NEW ACCOUNTING PRONOUNCEMENTS

In December 2004, the FASB issued SFAS No.123 (revised 2004), "Share-Based
Payment" ("SFAS 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based
Compensation" ("SFAS 123") and supersedes APB Opinion No. 25, "Accounting for
Stock Issued to Employees. "SFAS 123R requires that all share-based payments to employees, including grants of employee stock options, be recognized in the financial statements based on their fair values, beginning with the first interim or annual period after June 15, 2005, with early adoption encouraged.
The pro forma disclosures previously permitted under SFAS 123, no longer will be an alternative to financial statement recognition. We are required to adopt

                                       12

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS

SFAS 123R in the third quarter of 2005. Under SFAS 123R, we must determine the appropriate fair value model to be used in valuing share-based payments, the amortization method for compensation cost and the transition method to be used at the date of adoption. Upon adoption, we may choose from two transition methods: the modified-prospective transition approach or the modified-retroactive transition approach. Under the modified-prospective transition approach we would be required to recognize compensation cost for awards that were granted prior to, but not vested as of the date of adoption.
Prior periods remain unchanged and pro forma disclosures previously required by
SFAS No. 123 continue to be required. Under the modified-retrospective transition method, we would be required to restate prior periods by recognizing compensation cost in the amounts previously reported in the pro forma disclosure under SFAS No. 123.

Under this method, we would be permitted to apply this presentation to all periods presented or to the start of the fiscal year in which SFAS No. 123R is adopted. We would also be required to follow the same guidelines as in the modified-prospective transition method for awards granted subsequent to adoption and those that were granted and not yet vested. We are currently evaluating the requirements of SFAS 123R and its impact on our consolidated results of operations and earnings per share. We have not yet determined the method of adoption or the effect of adopting SFAS 123R, and it has not been determined whether the adoption will result in amounts similar to the current pro forma disclosures under SFAS 123.

In December 2004, the FASB issued Staff Position ("FSP") No.109-2, "Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004" ("FSP 109-2"). This position provides guidance under FASB Statement No.109 ("SFAS 109"), "Accounting for Income
Taxes", with respect to recording the potential impact of the repatriation provisions of the American Jobs Creation Act of 2004 (the "Jobs Act") on
enterprises' income tax expense and deferred tax liability. The Jobs Act was enacted on October 22, 2004. FSP 109-2 states that an enterprise is allowed time beyond the financial reporting period of enactment to evaluate the effect of the
Jobs Act on its plan for reinvestment or repatriation of foreign earnings for purposes of applying SFAS 109. The Company does not have accumulated income earned abroad and The Act and the FSP No. 109-2 do not have any effect on the
Company's financial statements.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non monetary
Assets - An Amendment of APB Opinion No. 29, Accounting for Non monetary
Transactions" ("SFAS 153"). SFAS 153 eliminates the exception from fair value measurement for non monetary exchanges of similar productive assets in paragraph
21(b) of APB Opinion No. 29, "Accounting for Non monetary Transactions," and replaces it with an exception for exchanges that do not have commercial substance. SFAS 153 specifies that a non-monetary exchange has

                                       13

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for fiscal periods beginning after June 15, 2005. We have considered SFAS 153 and have determined that this pronouncement is not applicable to our current operations.

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs - An Amendment of ARB Opinion No. 43, Chapter 4" ("SFAS 151"). SFAS 151 amends the guidance in
ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Among other provisions, the new rule requires that items such as idle facility expense, excessive spoilage, double freight, and re-handling costs be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" as stated in ARB No. 43. Additionally,
SFAS 151 requires that the allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. SFAS
151 is effective for fiscal years beginning after June 15, 2005. We have considered SFAS 151 and have determined that this pronouncement will not materially impact our consolidated results of operations.

In November 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate
Time-Sharing Transactions - An amendment of SFAS No. 66 and 67". This statement amends SFAS No. 66, "Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions which is provided in AICPA Statement of Position ("SOP") 04-2,
"Accounting for Real Estate Time-Sharing Transactions." This statement also amends SFAS No. 67, "Accounting for Costs and Initial Rental Operations of Real
Estate Projects," to state the guidance for (a) incidental costs and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those costs is subject to guidance in SOP 04-2.
SFAS 152 is effective for fiscal years beginning after June 15, 2005. We have considered SFAS 152 and have determined that this pronouncement is not applicable to our current operations.

In December 2003, the FASB issued a revision to Statement No. 132, Employers'
Disclosures about Pensions and Other Postretirement Benefits. This revision requires additional disclosures by the Company regarding its plan assets, investment strategies, plan obligations and cash flows. We have considered revised statement 132 and have determined that at this time this pronouncement is not applicable to our current operations.

                                       14

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4 - FIXED ASSETS

As of December 31, the Company's fixed assets were as follows :

                                                2005              2004

Leasehold improvement                     $       398,610   $       407,289
Furniture and equipment                            14,927            17,208
Computer appliances                                38,908            44,364
                                          ---------------   ---------------

Total Property plant and equipment                452,445           468,861
Less: accumulated depreciation                    109,526            52,050
                                          ---------------   ---------------
Property plant and equipment (net)       $        342,919   $       416,811
                                          ---------------   ---------------
                                          ---------------   ---------------

Depreciation expenses for December 2005 and 2004 were $65,386 and $43,075, respectively, using currency exchange rates at the end of each period.

No acquisitions, respectively sales of fixed assets took place during the period. Variations are due solely to changes of period end currency exchanges.

NOTE 5 - INTANGIBLE ASSETS

In relation to the lease agreement for the shop and office space in Paris, we paid $ 401,824 to the previous leaseholder. These rights remain existent during and after expiration of the lease and they could be sold to the future leaseholders.

NOTE 6 - CREDIT LINES WITH FINANCIAL INSTITUTIONS

We have secured and unsecured lines of credits with major banks in
country-regionSwitzerland and France. As of the dates indicated the outstanding balances were:

       Country              Bank Security            December 31,
                                                        2005                 2004
-----------------------------------------------------------------------------------
France                      Credit Lyonnais           $134,755             $207,115
Switzerland*                UBS                       unused               unused

                                       15

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 7 - INCOME TAXES

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

NOTE 8 - LEASES

We have operating leases for our shops and offices. We entered the leasing agreement for the Paris store on July 4, 2003. The term of the lease is non cancellable for nine years with a fix annual rent of $ 91,250 (Euro 74,862), automatically renewable thereafter.

In Switzerland we have an operating lease for the store which started on
September 1st, 2004, is non cancellable for 5 years and renewable thereafter for periods of 5 years. The minimum rent is of $ 45,300 (CHF 56,000). Subject to annual escalation based on Swiss consumer price index. The rent is also increased by 8% of revenues.

Since inception of the Company, we have subleased our office's space in
Geneva. This lease is cancellable by both parties with a 3 months notice.

Future minimum rental payments under non-cancellable operating leases are as follows

Fiscal year
2005                                               $ 178,000
2006                                                 184,000
2007                                                 191,000
2008                                                 196,000
2009                                                 208,000
Thereafter                                           182,500
                                -----------------------------
Total                                             $1,139,500
                                =============================

The lease payments were $ 130,999 for the period January 1st to September 30th,
2005, $140,628 for 2004 and $ 79,889 for 2003 respectively.

                                       16

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 9 - COMMITMENTS AND CONTINGENCIES

PENDING BUSINESS COMBINATIONS
On June 2, 2003, the holders of 61% of the issued and outstanding shares of the
ORION Diversified Technologies Inc, a publicly traded State of New
Jersey company approved the following resolutions. This Note also discusses subsequent events, which are the results of the resolutions:

1.   Business Combination - To negotiate and consummate a reverse merger business combination with us wherein all our issued and outstanding shares will be exchanged against 5,900,000 authorized but unissued shares of ORION
     Diversified Technologies Inc;

2.   Prior to the business combination - Orion shall increase the number of its authorised shares of common stock, from 10,000,000 to 20,000,000 with a
     $.01 par value per share, to create an authorized class of 2,000,000 shares of Preferred Stock, $.01 par value per share. The Board of Directors is authorized to designate the preferences of the preferred shares and issue such stock. The Board may change the name of the Registrant to Ovale, Inc.
     or such other name as the Board of Directors deems reasonable;

3.   Subsequently On September 15, 2004, Orion, and the holders of all of the outstanding capital stock (the "Holders") of Ovale S.A.,
     a Swiss corporation ("Ovale"), entered into a Share Exchange Agreement (the
     "New Agreement") that amended, restated and replaced their prior agreements. Pursuant to the New Agreement, the Holders agreed to tender to
     Orion all of the 100 issued and outstanding shares of Class A common stock,
     1,000 CHF ($ 838) par value, and all 150 issued and outstanding shares of
     Class B common stock, 5,000 CHF ($ 4,187) par value, of Ovale in exchange for an aggregate of 10,608,100 shares of common stock of the Registrant.

In addition, certain Class A Shareholders of Ovale who borrowed CHF 50,000 ($
36,000) from Orion in June, 2003 (the "June Borrowers") and Vladimir Fabert,
Ovale's President and principal stockholder ("Fabert") who arranged for a loan to be made to Ovale for a maximum of (euro) 700,000 ($840,000) (the
"Fabert-Ovale Loan") agreed that at the closing: (i) Fabert shall accept 1.667 shares of the Orion's common stock for each Euro lent to Ovale by Orion as payment of the Fabert-Ovale Loan; and (ii) the June Borrowers shall accept
CHF50,000 ($ 36,000) as additional payment for their Class A Ovale shares in full satisfaction of their loan. The foregoing is hereinafter referred to as the
("Share Exchange"). As a result, and at the closing of the Share Exchange, Ovale will become a wholly owned subsidiary of the Registrant, and the Holders will collectively own approximately 75% of the total number of shares of the
Registrant's common stock expected to be issued and outstanding as of that date.
The transaction with the Holders is being accounted for as a reverse acquisition. The Agreement, which contains the customary representations and warranties, requires Ovale to furnish Orion with audited financial statements.
Following the closing of the Share Exchange with Ovale, of which there can be no assurance: (i) Messrs. Vladimir Fabert and Gilles

                                       17

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 9 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Neveau will be elected as the Registrant's principal executive officers and as members of the Registrant's Board of Directors; (ii) the Registrant will elect a
Chief Financial Officer; (iii) Irwin Pearl will remain as a member of the
Registrant's Board of Directors; and (iv) the Registrant will become principally engaged in the design and distribution of high quality infant clothing, gifts and accessories.

On November 8, 2004, the Registrant, Ovale and the Holders entered into an amendment (the "Amendment") to the New Agreement. Pursuant to the Amendment, the
parties agreed to consummate the business combination in two closings. At the first closing, the Registrant was to cause the original issuance and delivery to a designated Swiss escrow agent of an aggregate of 5,900,000 shares of its common stock, $.01 par value per share. Those shares were to be held in escrow until the completion of all but three of the conditions precedent to closing enumerated in the New Agreement have been satisfied. 2,064,100 Orion shares were released to Ovale shareholders and 1,166,900 shares were exchanged by Vladimir
Fabert for a Ovale note he held for $543,770 pursuant to Orion's agreement. The conditions to the first closing having been met, that closing took place in
November, 2004. The three conditions to the second closing are: the delivery of the Ovale financial statements required by the New Agreement, the authorization from Orion's shareholders to amend its charter and the filing of an appropriate amendment to Orion's Certificate of Incorporation. At the second closing, the
Registrant will, deliver the remaining 5,875,000 shares of its common stock,
$.01 par value per share to the individual Ovale shareholders in exchange for all of the Ovale shares being held in escrow by the Swiss escrow agent. Finally, the Amendment provided that Orion's current Board of Directors shall remain intact until the second closing.

4.   Private Offerings - A private placement under Regulation S under the
     Securities Act of 1933, as amended (the "Act") of up to an aggregate of
     1,000,000 authorized but unissued shares of Orion's common stock at $1.50 per share, which shares shall be restricted securities as that term is defined under the Act. A second private offering under Regulation S and/or
     Rule 506 of Regulation D under the Act of up to an aggregate of 250,000 authorized but unissued shares of the Registrant's common stock at $1.50 per share, which shares shall be restricted securities as that term is defined under the Act;

5.   Stock Option Plan - The adoption of a 2003 Long Term Incentive Plan wherein an aggregate of 2,000,000 authorized but unissued shares of Orion's common stock are reserved for issuance of option under the plan; no options have been granted under this plan.

6.   Election of Directors - Granting to the existing Board of Directors the authority to elect Vladimir Fabert and Gilles Neveau, the two principal executive officers of Ovale, as Directors of Orion; this proposal was dealt with in the amendment to the Agreement dated November 8, 2004 and accordingly, Messrs. Fabert and Neveau have not been elected to the board of Orion.

                                       18

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 10 - COMPENSATION PLANS

In Switzerland, the company has a defined contribution plan where contributions are made on an equal basis by the employee and the employer. The total contribution varies between 7% and 18%, based on the age of the employee, of a set salary, which as at the end of 2004 was $ 44,000. The charge for compensation plan for the period January 1st to September 30th 2005 was $ 4,981
(2004 $ 2,215; 2003 $ 1,750). In Switzerland, we provide accident insurance but not health or any post retirement benefits. In line with Swiss business customs, we offer our employees up to one month of paid sick leave.

In France, no compensation plans are mandatory, but the Company is required to accrue 1% to 2% of personnel costs to be used in social activities.

Vacation time is accrued during the period and must be taken during the period or within a maximum time frame in the following period. There is no cumulative sick day or vacation day.

NOTE 11 - COMMON STOCK

We have a share capital of CHF 850,000 ($ 687,310) composed of: 100 registered under the names of private shareholders with a par value of CHF 1,000 each
(approximately $ 838) and 150 bearer shares with a par value of CHF 5,000 each
(approximately $ 4,187). Currently the majority of all shares are owned by the principal shareholder of OVALE (Suisse) SA the parent company.

Vladimir Fabert holds directly or in trust 100% of the share capital of Ovale SA

The French subsidiary has total shares of 500 with a par value of $ 18. Out of these shares, 499 are owned by Ovale SA and one share by the principal shareholder.

NOTE 12 - SEGMENT INFORMATION

The Company operates in two different countries with separate shops, sales, accounting and administrative teams.

                              France                Switzerland                  Total
                         2005         2004        2005         2004         2005        2004
----------------------------------------------------------------------------------------------
Net sales               337,871      390,875     294,186       28,330      632,057     419,255
Long-lived assets-net   176,916      220,177     166,004      196,634      342,919     416,811

                                       19

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 13 - TAXES AND NET OPERATING LOSS CARRY FORWARDS

As of December 31, 2004, the components of deferred tax assets were as follows:
Deferred tax assets:

Ovale had net operating losses (NOLs) of $1,329,733 at December 31, 2004. These
NOLs and corresponding estimated tax assets, computed at a 30% tax rate, expire as follows:

                Year loss                       Expiration                Loss                Estimated
                Incurred                           Date                  Amount               Tax Asset
----------------------------------------------------------------------------------------------------------------

2003                                     2010                                 $ 523,730               $ 157,000
2004                                     2011                                   806,003                 242,000
2005                                     2012                                 1,046,807                 314,000
                                                                 -----------------------------------------------
Total                                                                         2,376,540               $ 713,000
                                                                 =======================
Less: Valuation allowance                                                                              (713,000)
                                                                                       -------------------------

Tax asset net                                                                                             $ --
                                                                                       =========================

Under the provisions of SFAS 109, NOLs represent temporary differences that enter into the calculation of deferred tax assets. Realization of deferred tax assets associated with the NOL is dependent upon generating sufficient taxable income prior to their expiration.

Management believes that there is a risk that certain of these NOLs may expire unused and, accordingly, has established a valuation allowance against them.
Although realization is not assured for the remaining deferred tax assets, based on the historical trend in sales and profitability, sales backlog, and budgeted sales of the Company and its consolidated subsidiary, management believes it is likely that they may not be totally realized through future taxable earnings.

In addition, the net deferred tax assets could be reduced in the near term if management's estimates of taxable income during the carryforward period are significantly reduced.

A reconciliation of the statutory tax rate to Ovale's effective tax rate is as follows:

Tax at statutory rate                      32.0%
Tax benefit of loss carry forward          (32%)
                                            ---
Effective tax rate                          -0-%

                                       20

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 14 - RELATED PARTY TRANSACTIONS

EMPLOYMENT AGREEMENT WITH CEO

We entered a contract with our CEO in January 2003 for an annual salary of CHF
180,000 ($ 129,500). Subsequently the contract was amended as of January 1,
2004, and the new salary adjusted to CHF 240,000 ($ 187,000), for the following years.

Even though the contract has not been amended, our CEO decided to temporarily reduce his salary as of January 1, 2004 to CHF 90,000. ($65,000) until such time that the Company attains positive cash flows.

LOAN FROM PRINCIPAL SHAREHOLDER

The principal shareholder has advanced funds to the Company to the amount of
$2,419,061 at December 31, 2005, $ 1,386,591 at December 31, 2004 and $361,768
at December 31, 2003. The amounts are used as working capital. These amounts are payable on demand and bear no interest. As part of the arrangement with Orion the principal shareholder exchanged 543,770 in notes receivable from Ovale for
1,166,900 shares of Orion.

Between January 1, 2005 and December 31, 2005, Shareholders of Ovale SA made shareholders loans to Ovale SA for an aggregate amount of (euro) 350,000
($450,000). It is expected, and the creditors have agreed, that these loans would be acquired by Orion following the completion of the merger and subject to the approval of Orion's board of Directors. The expected acquisition of the loans would be based on the creditors accepting 1.08 common shares of Orion for each Euro lent to Ovale SA by the creditors.

NOTE 15 - PRIVATE OFFERING

There were no private offerings of Ovale SA shares, or conversions of loans into
Ovale SA shares. On the other hand as described in note 9 loans made by shareholders of Ovale SA to Ovale SA were acquired by Orion through the issuance of Orion shares.

                                       21

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 16 - SUBSEQUENT EVENTS

There were no other material developments in the operations and no special events as at June 30, 2006

EXHIBIT G

                                   OVALE S.A.
                              FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006
                                   (UNAUDITED)

Balance Sheet, June 30, 2006

Statements of Operations, for the Six Months Ended June 30, 2006

Statements of Stockholders' Equity, for the Six Months Ended June 30, 2006

Statements of Cash Flows, for the Six Months Ended June 30, 2006

Notes to Financial Statements

                                   OVALE S.A.
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2006
                                   (UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents                                                                  $          142,544
Accounts receivable                                                                                    36,584
Other receivables                                                                                     106,695
Inventory                                                                                             373,959
Deferred charges and prepaid expenses                                                                  18,809
                                                                                           ------------------

Total current assets                                                                                  678,591

Property, plant, and equipment, net                                                                   480,935

Deposits                                                                                               47,473
Goodwill-leasehold rights                                                                             401,824
                                                                                           ------------------

Total assets                                                                               $        1,608,823
                                                                                           ==================

CURRENT LIABILITIES
Bank line of credit                                                                        $          533,471
Accounts payable and accrued exp.                                                                     200,183
Other Payables                                                                                        377,766
Loans from related party                                                                              179,406
Loan from shareholder                                                                               2,717,121
                                                                                           ------------------

Total current liabilities                                                                           4,007,947
                                                                                           ------------------

SHAREHOLDER'S EQUITY
Common stock, 250 shares authorized issued and outstanding                                            687,310
Accumulated deficit                                                                                (3,006,768)
Cumul. foreign currency translation                                                                   (79,666)
                                                                                           ------------------

                                                                                                   (2,399,124)
                                                                                           ------------------

Tot. liabilities and stockholder's equity                                                  $        1,608,823
                                                                                           ==================

                                       -1-

                                   OVALE S.A.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006
                                   (UNAUDITED)

Sales                                                                               $                 325,992
Cost of goods sold                                                                                    187,654
                                                                                    ----------------------------

Gross profit                                                                                          138,338

Operating expenses:
Salaries                                                                                              236,198
General Administrative                                                                                281,334
Marketing                                                                                             135,140
Professional fees                                                                                     103,014
                                                                                    ----------------------------

                                                                                                      755,687
                                                                                    ----------------------------
Income from operations                                                                              (617,349)
                                                                                    ----------------------------

Other income (expense)
Interest income                                                                                           182
Interest expense                                                                                     (13,140)
Foreign exchange                                                                                      (4,060)
Other                                                                                                   4,140
                                                                                    ----------------------------

                                                                                                     (12,879)
                                                                                    ----------------------------

Loss                                                                                $               (630,228)
                                                                                    ----------------------------
                                                                                    ----------------------------

                                       -2-

                                   OVALE S.A.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006
                                   (UNAUDITED)

CASH FLOW FROM OPERATING ACTIVITIES

Net loss                                                                                             (630,228)

Depreciation                                                                                           48,484
Inception cost amortization
Adjustment to reconcile net loss to net cash provided (used) in operating activities:

Changes in current assets and liabilities:
Inventory                                                                                            (132,260)
Prepaid expenses                                                                                      (16,041)
Accounts receivable                                                                                   (18,797)
Other receivable                                                                                      (57,493)
Accounts payable                                                                                       28,136
Other liabilities                                                                                     163,282
                                                                                           ------------------

                                                                                                     (614,917)

CASH FLOW FROM INVESTING ACTIVITIES

Investment in fixed asssets                                                                          (186,500)
Investment in deposits                                                                                (23,401)
                                                                                           ------------------

Cash provided (used) by investing activities                                                         (209,901)

CASH FLOW FROM FINANCING ACTIVITIES

Bank line of credit                                                                                   398,716
Shareholders loan                                                                                     298,061
Related party loan                                                                                       (574)
                                                                                           ------------------

                                                                                                      696,203

Effect of exchange rate on cash                                                                      (146,001)
                                                                                           ------------------

Net change in cash                                                                                   (274,616)
Cash and cash equivalent, beginning                                                                   417,160
                                                                                           ------------------
Cash and cash equivalent, ending                                                           $          142,544
                                                                                           ------------------
                                                                                           ------------------

                                       -3-

                                   OVALE S.A.
                  CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006
                                   (UNAUDITED)
                                                                                           Other
                                                Number of    Common    Accumulated     Comprehensive
                                                 Shares      Stock       Deficit           Income           Total
                                               ---------    --------    -----------    -------------     -----------
Balance at December 31,2005                          250     687,310    (2,376,540)           66,335      (1,622,895)
Loss for 1/1/06-6/30/06                                                   (630,228)                         (630,228)
Other comprehensive income                                                                  (146,001)       (146,001)
                                               ---------    --------    -----------    -------------     -----------

Balance at June 30, 2006                             250     687,310 $  (3,006,768)    $     (79,666)    $(2,399,124)
                                               ---------    --------    -----------    -------------     -----------
                                               ---------    --------    -----------    -------------     -----------

                                       -4-

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1 - ORGANIZATION AND BUSINESS

The Company was incorporated in Geneva (Switzerland) on October 17, 2002. The
address of its main office is: Boulevard Helvetique 36 - 1027 Geneva CH.

The Company's major activity is the design, manufacture, tradeand direct sale of fashion products focusing on infants. The goal is to operate numerous high end proprietary points of sales (POS) worldwide, starting in major European and
American cities.

In line with its strategy, the Company organized a subsidiary in France under
French laws as a limited liability corporation (OVALE France S.a.r.L) with 500 authorized and issued shares for a capital of (euro)7,500 ($ 9,375). OVALE
Suisse SA owns 499 shares and Mr. Vladimir Fabert, principal shareholder of
OVALE Suisse SA holds 1 share since French law requires at least two shareholders...

The French subsidiary began operations in France on November 12, 2003 with a first store on Boulevard St. Germain, a prestigious high fashion district of
Paris. The company has the exclusive services of a well-recognized French designer for this class of products.

Ovale SA opened its first store in Geneva (Switzerland) on December 8, 2004 in a fashionable section of the city. New stores are scheduled to be opened in major cities on a regular basis (approximately one new store every nine months).

The Board of Directors determined that the company has already attained substantial revenues from its operations and has completed its development stage in 2005.

NOTE 2 - OVALE S.A

The Company has incurred losses, working capital and stockholders' deficits.
Present operations require substantial capital and until revenues are sufficient to fund ongoing operations, the Company will be highly dependent on external sources of financing to allow the Company the opportunity to have profitable operations. The Company has no internal sources of liquidity and does not expect to generate any positive cash flows in the immediate future. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates in the preparation of financial statements

The preparation of financial statements, in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of consolidation

The consolidated financial statements include the accounts of the Company, and its French subsidiary. All significant intercompany transactions and balances are eliminated in consolidation.

                                       -5-

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Functional currency

The Company's operations are located in Switzerland and in France. The Company operates in Swiss Francs (CHF). For reporting purposes, assets and liabilities are translated into US Dollars (US$) at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated into US Dollars at the weighted average exchange rates for the period. The net effect of exchange rates movements resulting from re-measurement into US Dollars is reported in a separate account within stockholders equity.

Cash and cash equivalents

The Company considers all highly liquid investments with original maturity of three months or less, when purchased, to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair values.

Concentration of credit risk

The Company sells its products through its retail outlets principally to customers for cash. Financial instruments that potentially expose Ovale to concentration of credit risk consist primarily of cash deposits and accounts receivable. The Company places its cash deposits with high-credit quality financial institutions. Accounts receivable represents sales to independent retail stores with corner shops operated under the company's label. As of June
30, 2006 these stores are limited in number and the Company does not have a material receivable against any of them. The Company's allowance for bad debts, returns and allowances was US$ 0 for each reporting date. The Company believes no significant concentration of credit risk exists with respect to these cash deposits and accounts receivable.

Inventories

Inventories consist of finished goods and packing material. The Company's products are designed by it own designer, and are manufactured through independent international suppliers. Products are entered in inventory upon delivery and only after inspection and acceptance of quality. Products that do not meet the Company's quality standards are returned to suppliers at no costs to the Company. The Company's policy of accounting for inventory is to use average cost method.

Goodwill and other intangible assets

The Company adopted Statement of Financial Accounting Standards ("SFAS") No.
142, "Goodwill and Other Intangible Assets", effective with the beginning of fiscal year 2003. In accordance with SFAS No. 142, the Company's goodwill account is no longer amortized but rather is evaluated for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Based on this annual evaluation, the Company has concluded that there is no impairment of its goodwill or indefinite life intangible assets.

Property and equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. Property held under capital leases is amortized over the lesser of the lease term or their estimated useful lives. The leasehold improvements are amortized over the life of the improvement or the lease period (9 years), whichever is less.

                                       -6-

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Valuation of long-lived assets

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of
Long-Lived Assets", which the Company adopted effective with the beginning of fiscal year 2003, the Company assesses the carrying value of its long-live assets for possible impairment based on a review of forecasted operating cash flows and the profitability of the related business. The Company did not record any impairment losses for the period ended June 30, 2006, in fiscal 2005 or fiscal 2004.

Revenue recognition

Sales are recognized at the point of sale, which occurs when merchandise is sold over-the-counter for consumer transaction or, for wholesale channels, upon shipment of merchandise, when title passes to the customer. Allowances for estimated uncollectible accounts, discounts, returns and allowances are provided when sales are recorded.

Advertising

Currently advertising is primarily done through the Company's officers'
connections with celebrities. Advertising costs totalled $21,408for the period
January 1st to June 30, 2006, $ 26,295 for the period January 1st to June 30th,
2005, $39,116 and $28,192 in fiscal year 2005 and 2004, respectively and are included in marketing expenses. Advertising costs are expensed when the advertising first appears.

Shipping and handling

Shipping and handling costs when incurred (deliveries to independent corner shops are included in cost of goods sold.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Non-monetary transactions

The accounting for non-monetary assets is based on the fair values of the assets involved. Cost of a non-monetary asset acquired in exchange for another non-monetary asset is recorded at the fair value of the asset surrendered to obtain it. The difference in the costs of the assets exchanged is recognized as a gain or loss. The fair value of the asset received is used to measure the cost if it is more clearly evident than the fair value of asset surrendered.

Basic and diluted earnings per share

Basic earnings (loss) per share ("EPS") is computed based on the weighted average number of common shares outstanding for the period. Diluted EPS gives effect to all dilutive potential shares outstanding (i.e., options and warrants)
during the period.

                                       -7-

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New accounting standards

NEW ACCOUNTING PRONOUNCEMENTS

In December 2004, the FASB issued SFAS No.123 (revised 2004), "Share-Based
Payment" ("SFAS 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based
Compensation" ("SFAS 123") and supersedes APB Opinion No. 25, "Accounting for
Stock Issued to Employees. "SFAS 123R requires that all share-based payments to employees, including grants of employee stock options, be recognized in the financial statements based on their fair values, beginning with the first interim or annual period after June 15, 2006, with early adoption encouraged.
The pro forma disclosures previously permitted under SFAS 123, no longer will be an alternative to financial statement recognition. The Company is required to adopt SFAS 123R in the third quarter of 2005. Under SFAS 123R, The Company must determine the appropriate fair value model to be used in valuing share-based payments, the amortization method for compensation cost and the transition method to be used at the date of adoption. Upon adoption, The Company may choose from two transition methods: the modified-prospective transition approach or the modified-retroactive transition approach. Under the modified-prospective transition approach The Company would be required to recognize compensation cost for awards that were granted prior to, but not vested as of the date of adoption. Prior periods remain unchanged and pro forma disclosures previously required by SFAS No. 123 continue to be required. Under the
modified-retrospective transition method, The Company would be required to restate prior periods by recognizing compensation cost in the amounts previously reported in the pro forma disclosure under SFAS No. 123. Under this method, The
Company would be permitted to apply this presentation to all periods presented or to the start of the fiscal year in which SFAS No. 123R is adopted. The
Company would also be required to follow the same guidelines as in the modified-prospective transition method for awards granted subsequent to adoption and those that were granted and not yet vested. The Company is currently evaluating the requirements of SFAS 123R and its impact on its consolidated results of operations and earnings per share. The Company has not yet determined the method of adoption or the effect of adopting SFAS 123R, and it has not been determined whether the adoption will result in amounts similar to the current pro forma disclosures under SFAS 123.

In December 2004, the FASB issued Staff Position ("FSP") No.109-2, "Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004" ("FSP 109-2"). This position provides guidance under FASB Statement No.109 ("SFAS 109"), "Accounting for Income
Taxes", with respect to recording the potential impact of the repatriation provisions of the American Jobs Creation Act of 2004 (the "Jobs Act") on
enterprises' income tax expense and deferred tax liability. The Jobs Act was enacted on October 22, 2004. FSP 109-2 states that an enterprise is allowed time beyond the financial reporting period of enactment to evaluate the effect of the
Jobs Act on its plan for reinvestment or repatriation of foreign earnings for purposes of applying SFAS 109. The Company does not have accumulated income earned abroad and The Act and the FSP No. 109-2 do not have any effect on the
Company's financial statements.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non monetary
Assets - An Amendment of APB Opinion No. 29, Accounting for Non monetary
Transactions" ("SFAS 153"). SFAS 153 eliminates the exception from fair value measurement for non monetary exchanges of similar productive assets in paragraph
21(b) of APB Opinion No. 29, "Accounting for Non monetary Transactions," and replaces it with an exception for exchanges that do not have commercial substance. SFAS 153 specifies that a non monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for fiscal periods beginning after June 15, 2006. The Company has considered SFAS 153 and has determined that this pronouncement is not applicable to its current operations.

                                       -8-

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs - An Amendment of ARB Opinion No. 43, Chapter 4" ("SFAS 151"). SFAS 151 amends the guidance in
ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Among other provisions, the new rule requires that items such as idle facility expense, excessive spoilage, double freight, and rehandling costs be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" as stated in ARB No. 43. Additionally,
SFAS 151 requires that the allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. SFAS
151 is effective for fiscal years beginning after June 15, 2006. The Company has considered SFAS 151 and has determined that this pronouncement will not materially impact its consolidated results of operations.

In November 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate
Time-Sharing Transactions - An amendment of SFAS No. 66 and 67". This statement amends SFAS No. 66, "Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions which is provided in AICPA Statement of Position ("SOP") 04-2,
"Accounting for Real Estate Time-Sharing Transactions." This statement also amends SFAS No. 67, "Accounting for Costs and Initial Rental Operations of Real
Estate Projects," to state the guidance for (a) incidental costs and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those costs is subject to guidance in SOP 04-2.
SFAS 152 is effective for fiscal years beginning after June 15, 2005. The
Company has considered SFAS 152 and has determined that this pronouncement is not applicable to its current operations.

In December 2003, the FASB issued a revision to Statement No. 132, Employers'
Disclosures about Pensions and Other Post Retirement Benefits. This revision requires additional disclosures by the Company regarding its plan assets, investment strategies, plan obligations and cash flows. The Company has considered revised statement 132 and has determined that at this time this pronouncement is not applicable to its current operations.

NOTE 4 - FIXED ASSETS

Leasehold improvement                                   $          560,816
Furniture and equipment                                             17,002
Computer appliances                                                 61,127
                                                        -------------------

Total Property plant and equipment                                 638,945
Less: accumulated depreciation                                     158,010
                                                        -------------------
Property plant and equipment (net)                      $          480,935
                                                        -------------------
                                                        -------------------

Depreciation expenses for June 30th 2006 was $48,484.

                                       -9-

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
NOTE 5 - INTANGIBLE ASSETS

In relation to the lease agreement for the shop and office space in Paris, the
Company paid $401,824 to the previous leaseholder in 2003 to acquire leasehold rights. These rights remain existent during and after expiration of the lease and they could be sold to the future leaseholders.

NOTE 6 - CREDIT LINES WITH FINANCIAL INSTITUTIONS

The Company has secured and unsecured lines of credit with major banks in
Switzerland and France. As of the June 30, 2006 the outstanding balances were:
                               Bank                              Amount
Country
----------------------------------------------------------------------------
France                         Credit Lyonnais                  118,124
Switzerland                    UBS                              415,348

NOTE 7 - INCOME TAXES

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 NOTE 8 - LEASES

The Company has operating leases for its shops and offices. The Company entered the leasing agreement for the first Paris store on July 4, 2003. The term of the lease is non cancellable for nine years with a fix annual rent of $91,250
((euro)74,862), automatically renewable thereafter.

The Company opened a second store in Paris on June 5, 2006. The term of the lease is non cancellable for ten years starting June 15, 2006 with a fix annual rent of $85,323 ((euro)70,000)

In Switzerland The Company has an operating lease for the store which started on
September 1st, 2004, is non cancellable for 5 years and renewable thereafter for periods of 5 years. The minimum rent is of $45,300 (CHF56,000). Subject to annual escalation based on Swiss consumer price index. The rent is also increased by 8% of revenues.

Since inception of the Company, it has subleased its office's space in Geneva.
This lease is cancellable by both parties with 3 months notice.

Future minimum rental payments under non-cancellable operating leases are as follows:

Year
2006                              $ 226,600
2007                                276,300
2008                                281,300
2009                                293,300
Thereafter                          267,800
                              --------------
Total                           $ 1,345,300
                              ==============

The lease payments were $97,553 for the period January 1st to June 30th, 2006, $
90,216 for the period January 1st to June 30th, 2005, $174,534 for 2005 and
$140,628 for 2004 respectively.

                                      -10-

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 9 - COMMITMENTS AND CONTINGENCIES

PENDING BUSINESS COMBINATIONS

On September 15, 2004, Orion Diversified Technologies, Inc ("Orion"), a publicly traded State of New Jersey Company, and the holders of all of the outstanding capital stock (the "Holders") of the Company entered into a reverse acquisition
Share Exchange Agreement (the "New Agreement") that amended, restated and replaced their prior agreements.. Pursuant to the New Agreement, the Holders agreed to tender to Orion all of the 100 issued and outstanding shares of Class
A common stock, 1,000 CHF (i.e., Swiss Francs) par value, and all 150 issued and outstanding shares of Class B common stock, 5,000 CHF par value, of the Company in exchange for an aggregate of 10,608,100 shares of common stock of Orion.

In addition, certain Class A Shareholders of the Company who borrowed CHF50,000 from Orion in June, 2003 (the "June Borrowers") and Vladimir Fabert, the
Company's President and principal stockholder ("Fabert") who arranged for a loan to be made to the Company for a maximum of (euro)700,000 (the "Fabert-Ovale
Loan") agreed that at the closing: (i) Fabert would accept 1.667 shares of
Orion's common stock for each Euro lent to the Company by Orion as payment of the Fabert-Ovale Loan; and (ii) the June Borrowers would accept CHF50,000 as additional payment for their Class A Ovale shares in full satisfaction of their loan. The foregoing is hereinafter referred to as the (the "Share Exchange"). As a result, and at the closing of the Share Exchange, the Company will become a wholly owed subsidiary of Orion, and the Holders will collectively own approximately 75% of the total number of shares of Orion's common stock expected to be issued and outstanding as of that date. The Agreement, which contains the customary representations and warranties, requires the Company to furnish Orion with audited financial statements. Following the closing of the Share Exchange with the Company, of which there can be no assurance: (i)
 designees of the Company will be elected as Orion's principal executive officers and as members of Orion's Board of Directors; (ii) Orion will elect a
Chief Financial Officer; (iii) the currently sole officer and a Director of
Orion, will remain a member of Orion's Board of Directors; and (iv) Orion will become principally engaged in the design and distribution of high quality infant clothing, gifts and accessories.

On November 8, 2004, Orion, the Company and the Holders entered into an amendment (the "Amendment") to the New Agreement. Pursuant to the Amendment, the
parties agreed to consummate the business combination made the subject of the
New Agreement in two closings. At the Initial closing, which took place on
November 19, 2004, Orion delivered 5,900,000 shares of its common stock, $.01 par value per share, to the designated Swiss escrow agent. An aggregate of
1,166,900 shares were delivered to the owners of the Orion-Ovale loan and
2,063,559 shares were delivered to the company's shareholders in proportion to their interests in the Company. An aggregate of 2,669,541 of the 5,900,000 shares were held in escrow when the Company's financial statements were delivered to Orion in November, 2005 and the Orion shares held in escrow were delivered to the Company's principal shareholder (1,949,541 shares) and his wife
(720,000 shares). Also, the Orion-Ovale loan was assigned to Orion, all issued and outstanding shares of the Company were delivered to The Company's counsel in escrow until the second closing, and (euro)443,894 held in trust in Switzerland, was released to the Company for use in its business. At the second closing,
Orion shall deliver the remaining 5,875,000 shares of its common stock, to the individual shareholders of the Company all of the Company's shares will be delivered to Orion, and the Company will become a wholly-owned subsidiary of
Orion. Finally, the Amendment provided that Orion's Board of Directors shall remain intact until the second closing. As previously reported in Orion's Form
10-KSB for the fiscal year ended April 30, 2004, the transaction with the
Company was previously approved by two-thirds of Orion's shareholders.

                                      -11-

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 10 - COMPENSATION PLANS

In Switzerland, the company has a defined contribution plan where contributions are made on an equal basis by the employee and the employer. The total contribution varies between 7% and 18%, based on the age of the employee. The charge for the compensation plan for the period January 1st to June 30th 2006 was $4,450, $ 3,395 for the comparative period in 2005. In Switzerland, the
Company provides accident insurance but not health or any post retirement benefits. In line with Swiss business customs, the Company offers its employees up to one month of paid sick leave. Switzerland has a national health plan.

In France, no compensation plans are mandatory, but the Company is required to accrue 1% to 2% of personnel costs to be used in social activities.

Vacation time is accrued during the period and must be taken during the period or within a maximum time frame in the following period. There is no cumulative sick day or vacation day.

NOTE 11 - COMMON STOCK

The Company has a share capital of CHF850,000 ($687,310) composed of: 100 shares registered under the names of private shareholders with a par value of CHF1,000 each (approximately $838) and 150 bearer shares with a par value of CHF5,000 each (approximately $4,187). The CEO of the Company is its principal shareholder.

                                      -12-

                                   OVALE S.A.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 11 - COMMON STOCK (CONTINUED)

The French subsidiary has 500 authorized and issued shares with a par value of
$18. Out of these shares, 499 are owned by Ovale SA and one share is held by the principal shareholder in trust for the Company.

NOTE 12 - SEGMENT INFORMATION

The Company operates in two different countries with separate shops, sales, accounting and administrative teams.

                                           France                  Switzerland                Total
                                      2005        2004         2005         2004        2005         2004
---------------------------------------------------------------------------------------------------------
Net sales                          337,871     390,875      294,186       28,380     632,057      419,255
Long-lived assets-net              176,916     220,177      166,004      196,634     342,919      416,811

For the period January to June 2006, sales in France were $212,472 and in
Switzerland were $122,314. For the corresponding period ended June 30, 2005, the sales were $136,994 in France and $110,470 in Switzerland. There were no changes in long-lived assets.

NOTE 13 - TAXES AND NET OPERATING LOSS CARRY FORWARDS

As of December 31, 2005, the components of deferred tax assets were as follows:
Deferred tax assets:

Ovale had net operating losses (NOLs) of $2,376,540 at December 31, 2005. These
NOLs and corresponding estimated tax assets, computed at a 30% tax rate, expire as follows:

                Year loss                       Expiration                Loss                Estimated
                Incurred                           Date                  Amount               Tax Asset
----------------------------------------------------------------------------------------------------------------

2003                                     2010                                 $ 523,730               $ 157,000
2004                                     2011                                   806,003                 242,000
                                                                 -----------------------------------------------
2005                                      2012                                1,046,807                 314,000
Total                                                                        $2,376,540                $713,000
                                                                 ===============================================
Less: Valuation allowance                                                                             (713,000)
                                                                                       -------------------------

Tax asset net                                                                          $ --
                                                                                       =========================

Under the provisions of SFAS 109, NOLs represent temporary differences that enter into the calculation of deferred tax assets. Realization of deferred tax assets associated with the NOL is dependent upon generating sufficient taxable income prior to their expiration.

Management believes that there is a risk that certain of these NOLs may expire unused and, accordingly, has established a valuation allowance against them.
Although realization is not assured for the remaining deferred tax assets, based on the historical trend in sales and profitability, sales backlog, and budgeted sales of the Company and its consolidated subsidiary, management believes it is likely that they may not be totally realized through future taxable earnings. In addition, the net deferred tax assets could be reduced in the near term if management's estimates of taxable income during the carryforward period are significantly reduced.

                                      -13-

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 13 - TAXES AND NET OPERATING LOSS CARRY FORWARDS (CONTINUED)

A reconciliation of the statutory tax rate to Ovale's effective tax rate is as follows:

Tax at statutory rate                              32.0%
Tax benefit of loss carry forward                  (32%)
                                                  -------
Effective tax rate                                  -0-%

NOTE 14 - RELATED PARTY TRANSACTIONS

EMPLOYMENT AGREEMENT WITH CEO

The Company entered a contract with its CEO in January 2003 for an annual salary of CHF180,000 ($129,500). Subsequently the contract was amended as of January 1,
2004, and the new salary adjusted to CHF240,000 ($187,000), for the following years.

Even though the contract has not been amended, the Company's CEO decided to temporarily reduce his salary as of January 1, 2004 to CHF90,000 ($65,000) until such time that the Company attains positive cash flows . LOAN FROM PRINCIPAL
SHAREHOLDER

The principal shareholder has advanced personal funds to the Company to the amount of $ 2,717,121 at June 30, 2006, $2,419,061 at December 31, 2005 and
$1,386,591 at December 31, 2004. The amounts are used as working capital. These amounts are payable on demand and bear no interest. As part of the September 4th
Agreement with Orion the principal shareholder exchanged (euro)700,000 of shareholders' loans due by Ovale for 1,166,900 shares of Orion.

NOTE 15 - PRIVATE OFFERING

As described in note 9 loans made by shareholders of Ovale SA to Ovale SA were acquired by Orion through the issuance of Orion shares. There were no private offerings of Ovale SA shares, or conversions of loans into Ovale SA shares during the six months period ending June 30th, 2006.

                                      -14-

                                   OVALE S.A.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 16 - GOING CONCERN BASIS AND FUTURE PLANS

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has incurred losses, working capital and stockholders' deficits.
Present operations require substantial capital and until revenues are sufficient to fund ongoing operations, the Company is highly dependent on owner financing.
The Company has planned to merge with a public company and avails itself the opportunity to find suitable investors to implement and expand its plans internationally. Its primary sources of liquidity has been loans from the owner and related parties. These conditions raise substantial doubt about its ability to continue as a going concern.

NOTE 17 - SUBSEQUENT EVENTS

The Company is expected to open a new store in Zurich, Switzerland on November
1, 2006. Final lease terms for the store are still in negotiation.

There were no other material developments in the operations and no special events as at June 30, 2006

Exhibit H

                      ORION DIVERSIFIED TECHNOLOGIES, INC.
                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

The pro forma financial statements of Orion Diversified Technologies, Inc. and
Ovale, SA presented below consist of the (1) unaudited pro forma combined statement of operations for the three months ended July 31, 2006; (2) pro forma combined statement of operations for the year ended April 30, 2006; (3) pro
Forma combined balance sheet April 30, 2006; (4) pro forma earnings per share of
Orion; (5) pro forma book value per share of Orion. We have prepared the unaudited pro forma financial statements to reflect certain adjustments to our historical information, which are described in the Notes to the unaudited pro forma financial statements, to give effect to the reverse merger, as if it had been completed on April 30, 2005 for balance sheet purposes and January 1, 2004 for the statements of operations. The unaudited pro forma financial statements are derived from our unaudited financial statements for the three months ended
July 31, 2006 and the year ended April 30, 2006 and do not purport to represent our financial position or results of operations had the reverse merger occurred on May 1, 2004 or April 30, 2005 or project our financial performance for any future period.

For accounting purposes, Ovale SA, the acquiree, is treated as the continuing reporting entity that acquired Orion Diversified Technologies, Inc, the registrant. The pro forma combined statements are based on the adoption of the fiscal year of Orion, "accounting acquiree."

The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate historical financial statements and accompanying notes of Orion and Ovale, which are incorporated by reference in this document.

1. Pro forma condensed combined statement of operations, for the three months ended July 31, 2006:

                                    PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS
                           FOR THE THREE MONTHS ENDED
                                  JULY 31, 2006
                                   (UNAUDITED)

                                          Ovale           Orion          Adjustments             Combined
--------------------------------------------------------------------------------------------------------------

Sales                                    $199,874              -                                    199,874
Cost of goods sold                        118,765              -                                    118,765
--------------------------------------------------------------------------------------------------------------

Gross profit                               81,109              -                                     81,109
Operating expenses:
Salaries                                  130,149                                                  130,149
General and administrative                171,790                                                  171,790
Marketing                                  88,345              -                                    88,345
Professional fees                          52,010          1,688                                    53,698
--------------------------------------------------------------------------------------------------------------

Total expenses                            437,295          1,688                                   438,983
--------------------------------------------------------------------------------------------------------------

Loss from operation                      (356,186)        (1,688)                                 (357,874)

Other income (expense)
Interest income                               102          4,362            (4,362)  a                 102
Interest expense                           (7,892)             -             4,362   a              (3,530)
--------------------------------------------------------------------------------------------------------------
Foreign exchange                           15,893                                                   15,893
Other                                       4,106         (1,531)                -                   2,575

Total other income (Expense)               12,209          2,831                 -                  15,040
--------------------------------------------------------------------------------------------------------------

Loss                                     (343,976)        (1,143)                -                (343,833)
--------------------------------------------------------------------------------------------------------------

Loss per share                                                                                       (0.02)
Weighted average share                                                                          16,234,532
--------------------------------------------------------------------------------------------------------------

a. The interest income of Orion on loans to Ovale ($4,362) and the related interest expense of Ovale ($4,362) are eliminated.

                                       2

2. Pro forma condensed combined statement of operations, for the year ended April 30, 2006:

                                    PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (UNAUDITED)

                                          Ovale           Orion          Adjustments             Combined
-----------------------------------------------------------------------------------------------------------

Sales                                    $638,700              -                                  $638,700
Cost of goods sold                        331,207              -                                   331,207
-----------------------------------------------------------------------------------------------------------

Gross profit                              307,493              -                                   307,493
Operating expenses:
Salaries                                  447,683                                                  447,683
General and administrative                562,867         29,325                                   592,192
Marketing                                 267,084              -                                   267,084
Professional fees                         109,505                                                  109,505
-----------------------------------------------------------------------------------------------------------

Total expenses                          1,387,138         29,325                                 1,416,463
-----------------------------------------------------------------------------------------------------------

Loss from operation                    (1,079,646)       (29,325)                               (1,108,971)

Other income (expense)
Interest income                               527         17,446           (17,446) a                  527
Interest expense                          (24,153)                          17,446 a                (6,707)
-----------------------------------------------------------------------------------------------------------
Foreign exchange                          (23,435)                                                 (23,435)
Other                                       8,684                                                    8,684

Total other income (Expense)              (38,377)        17,446                 -                 (20,931)
-----------------------------------------------------------------------------------------------------------

Loss                                   (1,118,023)       (11,878)                -              (1,129,902)
-----------------------------------------------------------------------------------------------------------

Loss per share                                                                                       (0.07)
Weighted average share                                                                          16,234,532
-----------------------------------------------------------------------------------------------------------

a. The interest income of Orion on loans to Ovale ($17,446) and the related interest expense of Ovale ($17,446) are eliminated.

                                       3

3. Pro forma condensed combined Balance sheet, April 30, 2006

                                    PRO FORMA
                             COMBINED BALANCE SHEET
                                  APRIL 30,2006
                                   (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------
                                                         Orion         Ovale        Eliminations       Combined
-----------------------------------------------------------------------------------------------------------------
ASSETS
Cash                                                    $1,453        $229,348                        $ 230,801
Accounts receivable                                          -           8,044                            8,044
Other receivable                                                        47,493                           47,493
Inventory                                                              188,393                          188,393
Prepaid                                                                 86,519                           86,519
Advance Receivable - Ovale                             761,850                        (761,850) a
Accrued Interest Rec. - Ovale                           28,907                         (28,907) a
-----------------------------------------------------------------------------------------------------------------

Total Current Assets                                   792,210         559,797                          561,250
Property and Equipment                                                 380,268                          380,268
Deposits                                                                25,027                           25,027
Equity interest in Ovale                               949,486                        (949,486) b
Goodwill                                                               401,824                          401,824
-----------------------------------------------------------------------------------------------------------------

Total assets                                       $ 1,741,696     $ 1,366,916                      $ 1,368,369
-----------------------------------------------------------------------------------------------------------------

LIABILITIES & EQUITY

Bank line of credit                                                  $ 263,753                        $ 263,753
Loans payable                                              100                                              100
Accounts payable                                        33,513         240,164                          273,677
Other payables                                                         115,049                          115,049
Loans payable related party                                            179,996                          179,996
Loans payable shareholder                                            1,719,889        (790,757) a       929,132
-----------------------------------------------------------------------------------------------------------------

Total Liabilities                                       33,613       2,518,851                        1,761,707

Stockholders' Equity
Common stock                                            73,121         687,310        (598,086) c       162,345
Additional paid in capital                           1,839,585                        (949,486) b     1,283,562
                                                                                       598,086  c
                                                                                      (204,623) d
Accumulated deficit                                   (204,623)     (1,753,789)        204,623  d    (1,753,789)
Foreign currency translation                                           (85,456)                         (85,456)
-----------------------------------------------------------------------------------------------------------------

Total equity                                         1,708,083      (1,151,935)                        (393,338)
-----------------------------------------------------------------------------------------------------------------

Total liabilities & equity                           1,741,696       1,366,916                        1,368,369
-----------------------------------------------------------------------------------------------------------------

                                       4

     Pro forma loss per share of Orion

For a business combination accounted for as purchase , the pro forma information is required for the most recent fiscal year and interim period (Columns 1 and 2)

                         Three Months Ended                       Year Ended
                              7/31/2006                            4/30/2006
--------------------------------------------------------------------------------

Loss per share                (0.02)                              (0.07)

The per share data were calculated by dividing  the losses by 16,234,532 shares. (See Note 2)

5. Pro forma Book value per share of Orion

                                                4/30/2005
--------------------------------------------------------------------------------
Book value per share                             0.109

The per share data were calculated by dividing the book by 16,234,532 shares(See
Note 2).

NOTE 1. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION FOR THE
THREE MONTHS ENDED JULY 31, 2006 AND THE YEAR ENDED APRIL 30, 2006.

The Unaudited Pro Forma Condensed Combined Financial Statements presented above are derived from the historical consolidated financial statements of Orion and
Ovale. The Unaudited Pro Forma condensed Combined Financial Statements are prepared using the purchase method of accounting, with Ovale treated as the acquirer and as if the acquisition of Orion had been completed on January 1,
2004 for statement of income purposes and on April 30, 2005 for balance sheet purposes. For a summary of the business combination, see pages ______ .

The Unaudited Pro Forma Condensed Combined Financial Statements are based upon the historical financial statements of Ovale and Orion adjusted to give effect to the Orion acquisition. The pro forma amounts have been developed from the unaudited financial statements of Orion and Ovale for the three-month period ended July 31, 2006 and the year ended April 30, 2005.

As of the date of this document, Ovale has not performed the detailed valuation studies necessary to arrive at the required estimates of the fair market value of the Orion's assets to be acquired and the Orion's liabilities to be assumed and the related allocations of purchase price, nor has it identified the adjustments necessary, if any, to conform Orion's data to Ovale's accounting policies. However, as indicated in Note 2 to the unaudited pro forma condensed combined financial statements, Ovale has made certain adjustments to the historical book values of the assets and equity of Orion to reflect certain preliminary estimates of the fair values necessary to prepare the unaudited pro forma condensed combined financial statements. The combination is recorded as a recapitalization of Orion. Actual results may differ from these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of
Ovale would have been had the Orion acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position. The unaudited pro forma condensed combined financial statements do not include the realization of cost savings from operating efficiencies, revenue synergies or other restructuring costs expected to result from the Orion acquisition.

                                       5

NOTE 2. UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATION FOR THE
THREE MONTHS ENDED JULY 31, 2006 AND YEAR THE YEAR ENDED APRIL 30, 2006 EXCEPT
FOR ACCRUED INTEREST ON ORION'S LOAN TO OVALE.

There were no Intercompany sales or purchases transactions between Ovale and
Orion. For the purpose of computing earnings per share, the pro forma number of shares of Orion was determined as follows:

                                                                        Number of
2004                                                                      Shares

Balance 5/1/2004                                                        4,071,532
Shares issued for cash                                                     10,000
Shares issued for Mr. Fabert's $543,770 note                            1,166,900
Shares issued for acquisition, to Ovale shareholders in 2005            2,063,559
                                                                        ---------

                                                                        7,311,991

2005

Balance 4/30/ 2005                                                      7,311,991
Shares held by the Escrow Agent for Mr. And Mrs. Fabert                 2,669,541
Shares to be issued at the Second closing to the Ovale Shareholders     5,875,000
Shares to be issued for 350,000 Euro the shareholder loan to Oval         378,000
                                                                     ------------

                                                                       16,234,532

NOTE 2. UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET, APRIL 30, 2005

A.        ELIMINATING OVALE AND ORION'S INTERCOMPANY ACCOUNTS.

Orion had advanced $761,850 to Ovale and had accrued interest receivable of
$28,907 from Ovale. The total amount of $790,757 owed to Orion was shown as a part of the loans from shareholder in the balance sheet of Ovale. In the combined pro forma statement this amount has been eliminated.

B.        ELIMINATING ORION'S INVESTMENT IN OVALE.

On November 8, 2004 Orion issued 2,669,000 shares in exchange for a 19% equity interest in Ovale. The shares were valued at $949,486 or $.46 per share. The investment of Orion and corresponding additional paid in capital of Ovale,
$949,486, are eliminated in the combined pro forma statement.

C.       RE-CAPITALIZING ORION FOR THE REVERSE MERGER.

The acquisition of Orion (a public shell) by Ovale (an operating company) is a reverse merger. The transactions are equivalent to the issuance of the stocks by
Ovale for the net monetary assets of Orion accompanied by a re-capitalization.
The 16,234,532 shares of common stock shall be at a par value of $.001 per share, bringing the combined capital stock to $162,345. This will result in allocating the $89,224 of the common stock of Ovale to the combined common stock and reclassifying the $598,086 balance of Ovale's common stock as additional combined paid in capital.

D.       RE-CAPITALIZING ORION FOR THE REVERSE MERGER.

Since, for accounting purpose, Ovale is the continuing entity, subsequent to the merger, only the accumulated deficit of Ovale continues. The additional paid in capital is reduced by $204,623 and the accumulated deficit of Orion is eliminated.

                                       6

Exhibit I

                          NEW JERSEY STATUTES ANNOTATED
                14A:5-6. ACTION BY SHAREHOLDERS WITHOUT A MEETING

       (1) Any action required or permitted to be taken at a meeting of shareholders by this act or the certificate of incorporation or bylaws of a corporation, may be taken without a meeting if all the shareholders entitled to vote thereon consent thereto in writing, except that in the case of any action to be taken pursuant to Chapter 10 of this act, such action may be taken without a meeting only if all shareholders consent thereto in writing or if all shareholders entitled to vote thereon consent thereto in writing and the corporation provides to all other shareholders the advance notification required by paragraph 14A:5-6(2)(b).

      (2) Except as otherwise provided in the certificate of incorporation and subject to the provisions of this subsection, any action required or permitted to be taken at a meeting of shareholders by this act, the certificate of incorporation, or bylaws, other than the annual election of directors, may be taken without a meeting, without prior notice and without a vote, upon the written consent of shareholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voting.

      (a) If any shareholder shall have the right to dissent from the proposed action, pursuant to Chapter 11 of this act, the board shall fix a date on which written consents are to be tabulated; in any other case, it may fix a date for tabulation. If no date is fixed, consents may be tabulated as they are received.
No consent shall be counted which is received more than 60 days after the date of the board action authorizing the solicitation of consents or, in a case in which consents, or proxies for consents, are solicited from all shareholders who would have been entitled to vote at a meeting called to take such action, more than 60 days after the date of mailing of solicitation of consents, or proxies for consents.

      (b) Except as provided in subsection 14A:5-6(2)(c), the corporation, upon receipt and tabulation of the requisite number of written consents, shall promptly notify all non-consenting shareholders, who would have been entitled to notice of a meeting to vote upon such action, of the action consented to, the proposed effective date of such action, and any conditions precedent to such action. Such notification shall be given at least 20 days in advance of the proposed effective date of such action in the case of any action taken pursuant to Chapter 10 of this act, and at least 10 days in advance in the case of any other action. Any shareholder who did not consent, personally, or by proxy, to any action which he has a right to dissent from as provided in Chapter 11 of this act shall in such notice also be informed that he has the right to dissent and to be paid the fair value of his shares, provided he files with the corporation a written notice of dissent as required by subsection 14A:11-2(1)
within 20 days from the date of giving of the notice, or such greater period of time as may be granted by the corporation, and outlining briefly, with particular reference to the time periods within which actions must be taken, the procedures set forth in Chapter 11 of this act with which he must comply in order to assert and enforce such right.

      (c) The corporation need not provide the notification required by paragraph 14A:5-6(2)(b) if it

      (i) solicits written consents or proxies for consents from all shareholders who would have been entitled to vote at a meeting called to take such action, and at the same time gives notice of the proposed action to all other shareholders who would have been entitled to notice of a meeting called to vote upon such action;

      (ii) advises all shareholders, if any, who are entitled to dissent from the proposed action, as provided in Chapter 11 of this act, of their right to do so and to be paid the fair value of their shares, provided they file with the corporation before the date fixed for tabulation of the written consents a written notice of dissent as required by subsection 14A:11-2(1), and outlining briefly, with particular reference to the time periods within which actions must be taken, the procedures set forth in Chapter 11 of this act with which they must comply in order to assert and enforce such right; and

       (iii) fixes a date for tabulation of consents not less than 20 days, in the case of any proposed action to be taken pursuant to Chapter 10 of this act, or not less than 10 days in the case of any other proposed action, and not more than 60 days, after the date of mailing of solicitations of consents or proxies for consents.

      (d) Any consent obtained pursuant to paragraph 14A:5-6(2)(c) may be revoked at any time prior to the day fixed for tabulation of consents. Any other consent may be revoked at any time prior to the day on which the proposed action could be taken upon compliance with paragraph 14A:5-6(2)(b). No revocation shall be effective unless in writing and until received by the corporation at the place fixed for receipt of consents or, if none, at the main business office or headquarters of the corporation.

      (3) Whenever action is taken pursuant to subsection 14A:5-6(1) or
14A:5-6(2), the written consents of the shareholders consenting thereto or the written report of inspectors appointed to tabulate such consents shall be filed with the minutes of proceedings of shareholders.

      (4) Any action taken pursuant to subsection 14A:5-6(1) or 14A:5-6(2) shall have the same effect for all purposes as if such action had been taken at a meeting of the shareholders.

      (5) If any other provision of this act requires the filing of a certificate upon the taking of an action by shareholders, and such action is taken in the manner authorized by subsection 14A:5-6(1) or 14A:5-6(2), such certificate shall state that such action was taken without a meeting pursuant to the written consents of the shareholders and shall set forth the number of shares represented by such consents.

      Amended 1969,c.102,ss.5,17; 1973,c.366,s.12; 1995,c.279,s.4.